UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4767

EAGLE GROWTH & INCOME FUND

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Reports to Shareholders

EAGLE MUTUAL FUNDS Annual Report and Investment Performance Review for the fiscal year ended October 31, 2015 Eagle Capital Appreciation Fund Eagle Growth & Income Fund Eagle International Stock Fund Eagle Investment Grade Bond Fund Eagle Mid Cap Growth Fund Eagle Mid Cap Stock Fund Eagle Small Cap Growth Fund Eagle Smaller Company Fund EAGLE | Family of Funds Go Paperless with eDelivery visit eagleasset.com/eDelivery For more information, see inside.

President’s Letter 1
Performance Summary and Commentary
Eagle Capital Appreciation Fund 2
Eagle Growth & Income Fund 3
Eagle International Stock Fund 4
Eagle Investment Grade Bond Fund 5
Eagle Mid Cap Growth Fund 6
Eagle Mid Cap Stock Fund 7
Eagle Small Cap Growth Fund 8
Eagle Smaller Company Fund 9

Description of Indices 10

Investment Portfolios
Eagle Capital Appreciation Fund 11
Eagle Growth & Income Fund 12
Eagle International Stock Fund 13
Eagle Investment Grade Bond Fund 15
Eagle Mid Cap Growth Fund 18
Eagle Mid Cap Stock Fund 19
Eagle Small Cap Growth Fund 21
Eagle Smaller Company Fund 23

Statements of Assets and Liabilities 26
Statements of Operations 28
Statements of Changes in Net Assets 30
Financial Highlights 32
Notes to Financial Statements 37
Report of Independent Registered Certified Public Accounting Firm 46
Understanding Your Ongoing Costs 47
Renewal of Investment Advisory and Subadvisory Agreements 49
Principal Risks53
Trustees and Officers 57

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President’s Letter

Dear Fellow Shareholders:

I am pleased to present the annual report and investment-performance review of the Eagle Family of Funds for the fiscal year ended October 31, 2015 (the “reporting period”).

The current calendar year began with a market hiccup due to concerns about global growth, but investors quickly turned back to moving equity markets higher, which lasted until August. We believe that those global-growth concerns (particularly in China), as well as the second significant drop in energy prices in less than a year, sparked a long-anticipated market correction. The U.S. Federal Reserve Board (“the Fed”), which had said that domestic economic data would drive its decision regarding when to raise interest rates, in September stood pat on interest rates and indicated for the first time that global growth concerns were part of its decision-making process. Equity markets, long used to the Fed’s accommodative policy, subsequently popped back up nearly to the highs seen in late spring and early summer.

In sum, there have been—as there always are—many events that can impact the short-term direction of equity and bond markets. The Funds’ portfolio managers remain focused on striving to provide superior risk-adjusted returns over the long term.

I hope you will read the commentaries that follow in which our portfolio managers discuss their specific funds.

Here are just a few highlights from the reporting period:

•	The Eagle Mid Cap Growth Fund’s Class A Shares have an overall, three- and 10-year four-star rating from Morningstar.[1,4]*

•	The Eagle Growth & Income Fund’s Class A Shares have a 10-year four-star rating from Morningstar.[2,4]*
•	The Eagle Small Cap Growth Fund’s Class A Shares have a 10-year four-star rating from Morningstar.[3,4]*

•

High-profile media outlets continue to seek Eagle managers. The Wall Street Journal and U.S. News & World Report have quoted James Camp, CFA®, co-portfolio manager of the Eagle Investment Grade Bond Fund. Chris Sassouni, DMD, an assistant portfolio manager of the Eagle Small Cap Growth and Eagle Mid Cap Growth fund, has been cited in Bloomberg Business.

I would like to remind you that investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this annual report. Carefully consider the investment objectives, risks, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or eagleasset.com or your financial advisor for a prospectus, or a summary prospectus, which contains this and other important information about the Eagle Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

We are grateful for your continued support of, and confidence in, the Eagle Family of Funds.

Sincerely,

Richard J. Rossi

President

December 18, 2015

1 For the period ended Oct. 31, 2015, the Fund’s Class A shares are rated four stars for the three- and 10-year periods and overall and 3 stars for the five-year period among a total of 643, 437, 643 and 575 funds respectively, in the mid-cap growth category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

2 For the period ended Oct. 31, 2015, the Fund’s Class A shares are rated 4 stars for the 10-year, 3 stars for the overall and 2 stars for the five- and three-year periods among a total of 742, 1,197, 1,055 and 1,197 funds respectively, in the large-cap value category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

3 For the period ended Oct. 31, 2015, the Fund’s Class A shares are rated 4 stars for the 10-year, 3 stars for the five-year period and overall and 2 stars for the three-year period among a total of 416, 584, 658 and 658 funds respectively, in the small-cap growth category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

4 Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

* The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Funds with at least three years of performance history are assigned ratings from the fund’s three-, five- and 10-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star. Investment return and principal value will vary so that investors have a gain or loss when shares are sold. Funds are rated for up to three time periods (three-, five-, and 10-years) and these ratings are combined to produce an overall rating. Ratings may vary among share classes and are based on past performance. Past performance does not guarantee future results.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

1

Performance Summary and Commentary

Eagle Capital Appreciation Fund

Portfolio Managers  |  David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Stacey R. Nutt, Ph.D., of ClariVest Asset Management LLC (“ClariVest”), are Co-Portfolio Managers of the Eagle Capital Appreciation Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since June 2013.

Performance discussion  |  For the fiscal year ended October 31, 2015, the Fund’s Class A shares returned 10.29% (excluding front-end sales charges of 4.75%), outperforming its benchmark index, the Russell 1000® Growth Index, which returned 9.18%. The Fund posted positive absolute performance in all sectors for the period other than the relatively small materials and telecommunications services sectors for the period. Outperformance, relative to the benchmark, was led by the energy, industrials, and consumer staples sectors. In the energy sector, despite being hurt by an overweight position, strong security selection helped the Fund outperform the benchmark. In industrials and consumer staples, outperformance was also led by solid security selection. The Fund lost ground to the benchmark in the information technology and financials sectors, both due to weak stock selection. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 10/31/05 to 10/31/15 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Top performers  |  Apple Inc. designs, manufactures and markets mobile communication and media devices, personal computing products, and portable digital music players. The company continued beating earnings expectations on strong iPhone sales. Amazon. com, Inc. is the world’s largest online retailer, offering a range of products including books, music, electronics, and household goods. Shares rose sharply on each of the company’s four quarterly earnings reports as the company, which was known for rapid sales growth but little profitability due to heavy investment spending, demonstrated it could also generate substantial profits. The company continued to gain share from traditional retailers, and achieved an estimated 44 million subscribers to its Prime membership program. NIKE, Inc. (Class B) designs, develops, and markets athletic footwear, apparel, equipment, and accessory products for men, women, and children. The company continued to beat earnings estimates and reported strong future orders even in the face of apparent foreign exchange headwinds and weak international economies. Northrop Grumman Corporation is a global security company which provides systems, products, and solutions in aerospace, electronics, information systems and technical services to government and commercial customers worldwide. The company appears to be using its ample free cash flow to repurchase shares, and defense multiples have increased as government budget concerns ease and conflicts rise in the Middle East. At the end of October, Northrop Grumman won a very large contract to build the U.S. Air Force’s next generation bomber (though this award is subject to appeal by the other bidders). Alphabet, Inc. (Class A and Class C) operates as a holding company. The company, through its subsidiaries including Google, provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce, and hardware products. The stock rose in the second half of the year as the company reported strong advertisement click growth and impressive cost control. The Fund continues to hold each of the securities noted above as “top performers.”

Underperformers  |  Corning Inc. produces optical fiber, cable, and photonic components for the telecommunications industry, as well as manufactures glass panels, funnels, liquid crystal display glass and projection video lens assemblies for the information display industry. The stock declined over the year as end markets for its products appeared to weaken in personal computers globally and televisions in China. Kohl’s Corp. operates a chain of family-oriented department stores, featuring apparel, footwear and accessories for women, men and children; soft home products such as sheets and pillows; and housewares targeted to middle income customers. Shares of Kohl’s declined as a store refresh program failed to produce improving sales, and the expected consumer windfall from cheaper gasoline did not appear for many department store chains. American Express Co. is a global payment and travel company, offering charge and credit payment card products and travel-related services to consumers and businesses around the world. Shares dropped as the company lost its lucrative partnership for Costco credit cards. Micron Technology, Inc., through its subsidiaries, manufactures and markets dynamic random access memory chips (“DRAMs”), very fast static random access memory chips, flash memory, other semiconductor components, and memory modules. The stock declined on weak personal computer end market demand and DRAM pricing weakness. QUALCOMM, Inc. manufactures digital wireless communications equipment and licenses its wireless communications intellectual property to other manufacturers. Earnings declined as the company struggled to collect royalties in China and lost business as Samsung Electronics Co., Ltd. eliminated the company’s chips from its latest phone design. The Fund no longer holds the securities noted above as “underperformers.”

2

Performance Summary and Commentary

Eagle Growth & Income Fund

Portfolio Managers  |  Edmund Cowart, CFA®, David Blount, CFA®, CPA, Jeff Vancavage, CFA® and Harald Hvideberg, CFA®, are Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”). Messrs. Cowart and Blount have been responsible for the day-to-day management of the Fund’s investment portfolio since June 2011, Mr. Vancavage since July 2013, and Mr. Hvideberg since August 2014.

Performance discussion  |  For the fiscal year ended October 31, 2015, the Fund’s Class A shares returned (1.55)% (excluding front-end sales charges of 4.75%), underperforming its benchmark index, the S&P 500® Index, which returned 5.20%. Though the Portfolio Management team (“PM team”) was not satisfied with trailing the benchmark, the PM team was faced with a severe dividend yield headwind. During the fiscal year, dividend paying stocks returned 3.4%, while non-dividend paying stocks returned 16.7%. Furthermore, as part of the strategy’s mandate is to achieve a higher yield than the benchmark, returns on stocks with above median yields trailed their below median yield counterparts by 310 basis points. Investments in the telecommunications services and utilities sectors contributed positively to performance relative to the benchmark. The decision not to be invested in utilities for most of the year proved correct as the sector traded down. Investments in industrials, consumer discretionary, and information technology sectors all detracted. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 10/31/05 to 10/31/15 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  The PM team believes that The Bank of Montreal, a highly diversified financial services provider, struggled due to recession fears in Canada coupled with lower energy prices. Although the company recently reported positive 3Q15 results, from a fundamentals perspective, the PM team believes a deceleration in the Canadian economy is likely to hamper profitability in the intermediate-term, and the decision was made to sell the security. The PM team believes that global growth concerns also caused Applied Materials, Inc., a global leader in materials engineering solutions, to trade lower. The company was forced to terminate its merger with Tokyo Electron Limited due to trouble gaining the support of the U.S. Department of Justice. The stock was negatively impacted and adjusted downward. Management of the company remains ambitious for the future, because this company has over $1 billion in its R&D budget, substantial resources that have been invested continue gaining market share, and it remains a trusted name among customers. The Fund continues to hold this security. Trending with oil prices, shares of ConocoPhillips, the third largest U.S. oil exploration and production company, traded down. Operationally, the company continues to perform well in a difficult environment. However, because management of the company has noted that maintaining the dividend is a top priority, the Fund continues to hold this security. Sluggish sales have continued to plague Eaton Corporation PLC, a power management company. The PM team believes that any major new initiatives are likely to be muted as the company will transition to a new CEO next year. Company management noted demand has been slower in several of its markets, and after a $1.2 billion negative impact from foreign exchange this year the Fund sold out of its position. Chevron Corporation, a leading integrated energy company, faced difficulty during the year as revenues declined by more than half from last year on lower oil prices. The company has been able to offset some of the losses by more than doubling income from its downstream business year-over-year. Management also announced that it will not raise its dividend. The Fund continues to hold this security.

Top performers  |  The Home Depot, Inc., a retailer of home improvement and construction products and services, has constantly reported higher-than-expected revenue and raised its earnings guidance for the balance of 2015. Sales in the interior home improvement category and the professional segment were major drivers for the positive performance. The company has benefited from a strong U.S. housing market with housing starts and household formations appearing to pick up. As the world’s largest cloud provider, Microsoft Corporation, the leading platform and productivity company, appeared to continue to find new ways to drive value for shareholders. Its newest operating system, Windows 10, is free for 1 year to certain non-enterprise users of older versions of Windows. The new version is expected to increase demand for the company’s cloud offerings. Microsoft also announced an update to its accounting standards to recognize Windows revenue over 3 years, rather than at initial purchase. The multinational pharmaceutical company, Pfizer Inc., performed well during the year announcing higher than expected sales and earnings-per-share. Particularly, their pneumococcal bacteria vaccine, Prevnar, and their breast cancer medicine, Ibrance, sold much more than expected. With better margins, management was able to raise guidance for the remainder of the year. The stock of Apple Inc., a consumer products and information technology company, continued to rise following the release of several new products. During the year, the company unveiled a new Apple watch, a new iPad, a new iPhone, new software updates to all of its products, and an enhanced subscription feature to iTunes. The impact of a new CEO at McDonald’s Corporation, the world’s leading global foodservice retailer, has already begun to show positive signs within the company’s operations. Progress is visible within the domestic and international markets as the company is working with franchisees on new menu initiatives. The PM team believes that franchisees will make the capital investments needed to further drive revenue growth. The Fund continues to hold each of the securities noted above as “top performers.”

3

Performance Summary and Commentary

Eagle International Stock Fund

Portfolio Managers  |  David V. Vaughn, CFA®, Stacey R. Nutt, Ph.D., and Alex Turner, CFA® are Co-Portfolio Managers of the Eagle International Stock Fund (the “Fund”). Mr. Vaughn has been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in February 2013 and Dr. Nutt since June 2013. Mr. Turner has been a Co-Portfolio Manager of the Fund since March 2015 and previously served as Assistant Portfolio Manager of the Fund since its inception. Priyanshu Mutreja, CFA®, has served as Assistant Portfolio Manager of the Fund since March 2015.

Performance discussion  |  For the fiscal year ended October 31, 2015, the Fund’s Class A shares returned 3.63% (excluding front-end sales charges of 4.75%), outperforming its benchmark index, the MSCI-EAFE Index, which returned (0.07)%. The Fund’s performance, relative to the benchmark, was modestly positive due to sector selection, where an overweight in the consumer discretionary sector and an underweight in the materials sector added to performance. On the other hand, being underweight in the consumer staples sector detracted from the Fund’s performance. Country selection was positive as well; being overweight in Japan and an underweight in Australia helped performance. Conversely, being underweight in France was a marginal detractor. Stock selection within countries and sectors was somewhat stronger than the corresponding allocation effects. Growth and momentum measures were strong across the globe, whereas valuation was flat. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 2/28/13 to 10/31/15 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Top performers  |  Qantas Airways Limited, the flag carrier airline of Australia, added to performance during the reporting period as the company posted its strongest profit in years, appeared to be helped by a recovery in passenger traffic, falling oil prices, and a major cost-cutting program implemented over the previous year. The Fund continues to hold this security. Central Japan Railway Co., a Japanese railway company operating between Tokyo and Osaka, contributed to performance as it reported an increase in profits, helped by an increase in ridership and a disciplined cost control program. The Fund no longer holds this position. The British tobacco company, Imperial Tobacco Group PLC, added to performance as it reported stable sales growth and gained market share from other tobacco brands. Fresenius SE & Co. KGaA, a German diversified health care company that provides products and services for dialysis, added to performance. This appeared to be, in part, due to strength in its North American Kabi segment, which, the Portfolio Management team (“PM team”) believes, benefitted from persistent U.S. drug shortages and new product launches. Taylor Wimpey PLC, one of the largest British based house building companies, contributed to performance as the company reported strong earnings growth apparently helped by a strong housing market amidst an improving economy. The Fund continues to hold the remaining securities listed as top performers.

Underperformers  |  Australian company, Western Areas Limited, a leading nickel producer, hurt performance despite strong production as nickel prices trended downward for most of the year. The PM team believes the stock price of Australia & New Zealand Banking Group Ltd., an Australian bank, fell due to exposure to Australia’s commodity-driven economy, as well as on concerns that the bank would need to do further capital raising. Volkswagen AG, the German car manufacturer, detracted from performance as the group appeared to face harsh conditions in Brazil and Russia, slowing growth in China and the company’s admission that it had falsified diesel emissions tests in the United States. A.P. Moller-Maersk A/S (Class B), the largest container shipper based in Denmark, detracted from performance as the company reported a lackluster first quarter apparently driven by weak freight rates and volumes, offsetting any gains from lower fuel costs. The Fund no longer holds any of the aforementioned underperformers. Royal Dutch Shell PLC (Class B), an integrated oil and gas company headquartered in the Netherlands, traded lower during the year, as it appeared to be hurt by declining oil prices. The Fund continues to hold the security.

4

Performance Summary and Commentary

Eagle Investment Grade Bond Fund

Portfolio Managers  |  James C. Camp, CFA®, and Joseph Jackson, CFA®, are Co-Portfolio Managers of the Eagle Investment Grade Bond Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in March 2010.

Performance discussion  |  For the fiscal year ended October 31, 2015, the Fund’s Class A shares returned 1.46% (excluding front-end sales charges of 3.75%), underperforming its benchmark index, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which returned 1.86%. The Portfolio Management team (“PM team”) believes that factors such as commodity deflation, geopolitical issues, brinksmanship between Greece and the Eurozone, and global economic concerns steming from China caused interest rates to finish the fiscal year lower. Angst over whether the U.S. Federal Reserve Board (“Fed”) would finally raise the Fed funds rate at each approaching Federal Open Market Committe meeting appeared to contribute to volatility throughout the fiscal year. The Portfolio Management team (“PM team”) believes that the uncertainty regarding the Fed’s decision, along with macro level concerns, drove a flattening in the yield curve causing outperformance in ten-year bonds. The main factors in the performance, relative to the benchmark, for the Fund during the period were the allocation to asset-backed securities and the underperformance of corporate utility sector holdings. The Fund earned positive relative returns in the corporate bonds sector due largely to a high quality bias. An allocation to mortgage-backed securities (“MBS”), which outperformed duration-matched U.S. Treasuries, as well as an allocation to longer-dated U.S. Treasuries, as compared to the benchmark, also added to the Fund’s performance. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 3/1/10 to 10/31/15 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 3.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  The corporate bond, issued by Time Warner Cable, 4.13%, 02/15/21, which is a provider of video, high-speed data, and voice services over broadband cable systems, was bought as a merger arbitrage play when Charter Communications, Inc. announced that definitive merger agreement had been reached between the two companies. When the deal did not pass regulatory approval and the investment thesis was no longer in effect, the Fund exited its position. The corporate bond, issued by Petrobras Global Finance BV, 2.00%, 05/20/16, which is the financial services arm of Petroleo Brasiliero SA, a globally integrated oil company detracted from performance. Issues with money laundering and bribery changed the PM team’s outlook on the credit profile of the company. The Fund no longer holds this security. U.S. Treasury Note, 2.00%, 02/15/25, was an “underperformer” due mainly to timing as the security was sold to manage the Fund’s sector and duration characteristics even though longer-dated U.S. Treasuries performed well for the period due to various global and economic concerns, especially after rates peaked in June. The corporate bond, issued by Harris Corp., 2.70%, 04/27/20, which is an international communications equipment company focused on product, system, and service solutions to government and commercial customers also detracted from performance. The Fund sold out of this position when the Fund was shedding corporate bond exposure. The corporate bond, issued by Enable Midstream Partners LP, 144A, 2.40%, 05/15/19, which is a mid-stream oil and gas services provider, including gathering, processing, transporting, and storing detracted from performance. The security appears to have come under pressure as the entire lower BBB rated energy space underperformed the broader market. The Fund continues to hold this security as the PM team continues to favor the “toll road” business model as compared to exploration and production.

Top performers  |  Federal agency MBS, Freddie Mac Gold Pool, Series 13368, Class G, 6.00%, 11/01/23, is a well-seasoned, high coupon MBS that performed well despite the flattening yield curve. The Fund continues to hold this security. The corporate bond, issued by Medtronic, Inc., 3.15%, 03/15/22, which develops therapeutic and diagnostic medical products, was a top performer during the period due to attractive pricing in the primary market. The Fund continues to hold this position. The corporate bond, issued by Hospira, Inc., 6.05%, 03/30/17, which is a global pharmaceutical and medication delivery company that develops, manufactures, and markets products, had a strong total return apparently as a result of the company’s merger into higher credit-rated Pfizer, Inc. After the merger was complete, the PM team decided that valuation levels warranted selling this position and purchasing another security that offered a better risk/reward profile. Therefore, the Fund sold its position. The corporate bond, issued by Oracle Corp., 2.50%, 10/15/22, which is a provider of enterprise software and computer hardware products and services contributed to performance. The security is a high quality, longer-dated holding that appears to have benefited from the interest rate curve movement. The Fund continues to hold this position. The corporate bond, issued by Expedia, Inc., 4.50%, 08/15/24, which is an internet-based travel services provider for leisure and small business travelers, outperformed similarly low BBB rated peers. Extensive credit research on the company led the PM team to believe that it was valued attractively within the low BBB space at the time the corporate bond was purchased in August 2014. The Fund no longer holds the security as the PM team believed it reached an attractive valuation to sell.

5

Performance Summary and Commentary

Eagle Mid Cap Growth Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the Eagle Mid Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in August 1998. Mr. Mintz has been a Co-Portfolio Manager of the Fund since March 2011, and had previously served as Assistant Portfolio Manager since 2008. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the Fund since January 2006.

Performance discussion  |  For the fiscal year ended October 31, 2015, the Fund’s Class A shares returned 4.70% (excluding front-end sales charges of 4.75%), underperforming its benchmark index, the Russell Midcap® Growth Index, which returned 4.94%. The Fund underperformed, relative to the benchmark, primarily due to stock selection in the materials and financials sectors. Within these sectors, the Fund was also hurt by being underweight in each. In contrast, outperformnace in the consumer staples and industrials sectors largely offset the Fund’s underperformance as these sectors performed better than the benchmark while the fund maintained a slightly overweight position in consumer staples and in-line position in industrials. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 10/31/05 to 10/31/15 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Michael Kors Holdings Ltd. offers affordable luxury handbags and accessories. Prospects for a rebound from weakness early in the period appeared to further deteriorate as the company reported declining year-over-year sales results. The Fund sold out of its position in the stock. Genworth Financial, Inc. (Class A), a provider of insurance, wealth-management and investment solutions, encountered difficulty early in the period as the claims reserve pool for its long-term care unit was deemed severely underfunded as a result of a Securities and Exchange Commission review. The fund no longer maintains a position in this stock. Huntsman Corporation, a manufacturer of adhesives and coatings used in a myriad of industries, appeared to encounter some near-term pricing environment weakness within its polyurethanes and pigments segments, which led customers to delay orders during the period. The Portfolio Management team (“PM team”) believes eventual stabilization of the pricing environment is likely to support re-acceleration of customer order growth going forward. The Fund continues to hold this stock. Memorial Resource Development Corporation is an energy exploration & production (“E&P”) company operating primarily in northern Louisiana and eastern Texas. In the midst of a very difficult pricing environment for E&P companies, Memorial Resource Development encountered less-than-stellar oil well results that failed to prove the viability of its acreage outside of its core position, which the PM team believes tempered growth prospects as a result. The Fund no longer holds this position. Envision Healthcare Holdings, Inc., which provides clinical human capital management and related support for processes outsourced by hospitals, saw shares decline. The PM team believes this was due to weaker-than-anticipated patient volumes within its emergency department segment EmCare, some initial underperformance by a handful of recently-entered hospital contracts as well as elevated insurance claims reserves weighed on the stock toward the end of the reporting period. Despite the near-term difficulties, the PM team believes Envision Healthcare’s business model possesses a strong value proposition, which, in our opinion, is well-revered by its hospital and community customers. The Fund continues to hold this position.

Top Performers  |  Monster Beverage Corporation, a producer of energy drinks, has continued to execute well as its flagship Monster product line has experienced meaningful market-share gains. This product line also appears to be benefitting from The Coca-Cola Company’s global distribution opportunities as it is gaining better access to international markets and enhanced profitability. Constellation Brands, Inc. (Class A), which owns a variety of wine, beer and spirits brands (e.g., Robert Mondavi, Arbor Mist, Corona and Svedka), has performed well as a result of efficient distribution and a popular product portfolio. Cruise line operator Royal Caribbean Cruises, Ltd. appears to have performed well primarily as a result of disciplined cost-control efforts in addition to lower fuel costs during the period. Palo Alto Networks, Inc., a provider of next-generation network security platforms, appears to have benefitted from positive trends within cybersecurity as companies increasingly look to address and enhance the safety of their data networks and customer data. Acuity Brands, Inc., a designer and producer of LED lighting fixtures largely used in commercial applications, performed well as a result of positive trends in non-residential construction during the period. The Fund continues to hold each of the securities noted above as “top performers.”

6

Performance Summary and Commentary

Eagle Mid Cap Stock Fund

Portfolio Managers  |  Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the Eagle Mid Cap Stock Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since October 2012.

Performance discussion  |  For the fiscal year ended October 31, 2015, the Fund’s Class A shares returned 2.07% (excluding front-end sales charges of 4.75%), underperforming both benchmark indices, the Russell Midcap® Index and, secondarily, the S&P MidCap 400® Index, which returned 2.77% and 3.42%, respectively. The Fund’s performance, relative to the benchmarks, benefitted from positive absolute performance in the consumer staples and information technology sectors. The financials and industrials sectors returned in-line relative results for the period. Healthcare posted positive returns but slightly lagged the benchmark for the period. Consumer discretionary stocks showed positive returns but underperformed the benchmark; while stock selections in the energy and utility sectors had negative returns while also underperforming the benchmark. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 10/31/05 to 10/31/15 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Whiting Petroleum Corporation, an oil and gas exploration and production (E&P) company with primary exposure in the Bakken shale region, decreased in value along with most of its energy-sector peers. The Fund sold its position in this stock. Quanta Services, Inc. is a leading engineering and construction company focused on the electric power transmission and pipeline industries. The company’s shares have decreased in value recently apparently due to some contract delays and operating inefficiencies. The Portfolio Management team (“PM team”) continues to like the outlook for Quanta and, therefore, the Fund is maintaining its position in the security. Range Resources Corp. is an oil and gas company focused primarily in the Marcellus shale in Pennsylvania. Company shares have been weak apparently due to softness in the underlying commodities. The Fund continues to hold this position as the PM team sees long term growth opportunities in the company. NRG Energy, Inc. is an independent power producer that has several diverse businesses—retail, solar and clean energy technologies. The company’s underperformance appears to have been driven by lower hedged power prices for 2016, the absence of a tangible exit strategy for the company’s negative cash flow generating GreenCo business, and the absence of aggressive share repurchases. The Fund no longer holds this position. BorgWarner Inc. (“BorgWarner”) is a manufacturer and supplier of engineered automotive systems and components. The company’s stock price underperformance appears to have been driven by weaker light passenger vehicle sales in China and concerns over the company’s exposure to Volkswagen. The Fund continues to hold a position as the PM team believes BorgWarner is the best-positioned supplier to benefit from growing global regulatory requirements to improve fuel efficiency of vehicles.

Top performers  |  Skyworks Solutions, Inc., which sells analog semiconductors with a focus on wireless-connectivity solutions, continues to post solid financial results and offer encouraging earnings guidance. The PM team remains positive on the shares due to multiple growth drivers, increasing dollar content per device, and its current valuation. The Fund continues to hold the security but has reduced the position in recent months. NICE-Systems Ltd., Sponsored ADR, a leading cybersecurity and software company, has reported strong recent results and raised future guidance based on an uptick in cyber-crime. The Fund continues to hold this position. HCC Insurance Holdings, Inc., a diversified specialty insurance company, announced that it agreed to be acquired by Tokio Marine Holdings Inc. for a 38% premium. The Fund subsequently sold its position in the stock prior to the completion of the acquisition. SolarWinds, Inc., a provider of infrastructure management software to IT professionals, recently announced that it had entered into an agreement to be acquired by a private equity technology investment firm. The Fund continues to hold this position. Ulta Salon, Cosmetics & Fragrance, Inc. (“Ulta”), a cosmetics and fragrance specialty retailer, continues to post strong financial results as the PM team believes that fundamentals in the beauty category remain very strong. Further, the company is gaining significant market share as consumers appear to increasingly shop at specialty retailers rather than department stores for their beauty needs. The PM team continues to like the company’s growth opportunities and, as such, the Fund continues to maintain a position in Ulta.

7

Performance Summary and Commentary

Eagle Small Cap Growth Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the Eagle Small Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since August 1995 and Mr. Mintz since March 2011. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the Fund since March 2015.

Performance discussion  |  For the fiscal year ended October 31, 2015, the Fund’s Class A shares returned 3.23% (excluding front-end sales charges of 4.75%), underperforming its benchmark index, the Russell 2000® Growth Index, which returned 3.52%. The Fund underperformed, relative to the benchmark, principally due to the consumer discretionary and information technology sectors. Within these sectors, the Fund was hurt by weak stock selection, while maintaining a slight underweight in the consumer discretionary sector and an in-line weight in the information technology sector. In contrast, the health care and industrials sectors were bright spots for the Fund, with solid absolute and relative performance generated in both sectors, while being slightly underweight in each. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 10/31/05 to 10/31/15 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Vitamin Shoppe, Inc. (“Vitamin Shoppe”) is a specialty retailer of vitamins, sports nutrition, and health and beauty-aid products. The company encountered weaker-than-expected same-store-sales growth while also modestly tempering guidance, which weighed on shares during the period. The Portfolio Management team (“PM team”) believes secular tailwinds supporting the vitamins and supplements industry (e.g., an aging U.S. baby boomer population and increasing public health awareness) continue to exist, which should ultimately bode well for Vitamin Shoppe. The Fund continues to hold this position. Huntsman Corporation manufactures adhesives and coatings used in a myriad of industries. The company encountered headwinds associated with a subdued pricing environment within its polyurethanes and pigments segments, which appeared to lead some customers to delay orders during the period. The PM team believes eventual stabilization of the pricing environment is likely to support re-acceleration of customer order growth going forward. The Fund continues to hold this position. Veeco Instruments, Inc. (“Veeco”) produces light-emitting diode products and systems used in a variety of applications. Share prices waned toward the end of the period as near-term weakness within the company’s Chinese segment appeared to weigh on the stock. Despite the near-term challenges, the PM team believes Veeco remains a dominant player in a key industry expected to see growth in the form of a multi-year upgrade cycle as general lighting applications transition to LED bulbs. The Fund continues to hold this position. Colfax Corporation (“Colfax”) manufactures fluid and gas-handling technology serving the petrochemical, oil, and gas industries. The end-market (e.g., China) appeared to temper the company’s results in the midst of a challenging capital expenditure environment. The PM team believes that when the energy markets re-find their footing, growth prospects for Colfax should re-emerge as capital expenditure conditions improve. The Fund continues to hold this stock. Vince Holding Corp., an apparel and accessories company, encountered sustained weakness within its wholesale segment while the unexpected departure of its CFO appeared to cloud the market perspective on the company’s near- to mid-term strategic direction. The Fund sold its position in this stock.

Top performers  |  Anacor Pharmaceuticals, Inc. is a company that focuses on therapies used to treat skin-related conditions. Share prices jumped as the company reported positive phase-3 results for a potential eczema-treatment compound. The Fund continues to hold this position. JetBlue Airways Corporation, a leading airline carrier, appears to be benefitting from a more disciplined and rational competitive environment as well as lower fuel prices. The Fund continues to hold this position. Thoratec Corporation is a developer of medical devices used to support patients with failing hearts. The company agreed to be acquired by St. Jude Medical Inc., during the period at a sizeable premium. The Fund held the position through the acquisition close. Proofpoint, Inc. provides software-as-a-service based comprehensive email security solutions for enterprise users. The PM team believes the company has benefitted from a strong product offering as well as associated tailwinds in cybersecurity as companies increasingly look to address and enhance the safety of their data networks. The Fund continues to hold this stock. Receptos, Inc., a developer of drug treatments for conditions such as multiple sclerosis, ulcerative colitis, and irritable-bowel syndrome, agreed to be acquired by Celgene Corp. during the period at a substantial premium. The Fund held the position through the acquisition close.

8

Performance Summary and Commentary

Eagle Smaller Company Fund

Portfolio Managers  |  Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the Eagle Smaller Company Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since its October 2014.

Performance discussion  |  For the fiscal year ended October 31, 2015, the Fund’s Class A shares returned (1.88)% (excluding front-end sales charges of 4.75%), underperforming both benchmark indices, the Russell 2000® Index and, secondarily, the Russell 2500® Index, which returned 0.34% and 1.50%, respectively. The Fund’s performance, relative to the benchmarks, benefited from strong performance in the health care sector due to strong stock selection in health care providers and a lack of exposure to biotechnology. In addition, the Fund was slightly overweight in the materials sector where stock selection in the metals and mining industry benefited the Fund. In contrast, the Fund’s holdings in the consumer discretionary sector underperformed the benchmark which the Portfolio Management team (“PM team”) believes is due to negative news about several companies. Furthermore, the Fund’s relative performance suffered due to lower allocations to highly defensive and high-yielding sectors, including utilities and telecommunications. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 11/3/08 to 10/31/15 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Helix Energy Solutions Group, Inc., a specialized service provider to the offshore oil and gas industry, underperformed during the reporting period apparently due to the decline in the price of crude oil. In response to weak commodity prices, oil and gas producers appear to have radically reduced capital spending in order to preserve liquidity. Platform Specialty Products Corp., a producer of specialty chemicals for the electronics and agricultural markets, has grown rapidly through an acquisition over the past year. However, the stock has underperformed due to what the PM team believes are increasing concerns about the near-term health of its agricultural business and its exposure to weak currencies such as the Brazilian Real. LifeLock, Inc. is a provider of identity theft and fraud services. The company’s shares underperformed as the Company entered into litigation with the Federal Trade Commission and management reduced its fiscal 2015 guidance to reflect the likelihood of negative publicity. Tangoe, Inc., a provider of software solutions to help organizations manage and optimize their complex array of communications services and assets, reported lackluster financial results during the year, which appeared to cause some investors to question the organic growth rate of the business. The PM team decided to move to the sidelines on this stock until better execution and an accelerating organic growth rate are apparent. Iconix Brand Group, Inc. owns, licenses, and markets a growing portfolio of consumer brands. The company underperformed after the departures of the chief operating officer and chief financial officer following a period of weak operating results. The Fund no longer holds any of the securities noted above as “underperformers.”

Top performers  |  NICE-Systems Ltd., Sponsored ADR, a leading cyber security and software company, has reported strong recent results and raised future guidance based on an uptick in cyber-crime. The Fund continues to hold this position. SolarWinds, Inc., a provider of infrastructure management software to IT professionals, recently announced it had entered into an agreement to be acquired by a private equity technology investment firm. The Fund continues to hold this position. ICU Medical, Inc., which manufactures disposable products used in intravenous therapies, posted strong recent financial results. The PM team believes that the company has improved its manufacturing processes, bolstered product development and created strong financial-reporting communication to investors. The Fund continues to maintain a position in the security. Prestige Brands Holdings, Inc. is a leading provider of over-the-counter drug products. The company has delivered strong financial results which appeared to be driven by healthy organic sales growth and tight cost controls. The PM team likes how this company is positioned in the market and believes the management team is executing well. The Fund continues to maintain a position in the security. AmTrust Financial Services Inc., a specialty property and casualty insurance company, performed well recently apparently due to better than expected earnings growth driven by upside in net earned premium, service and fee income, and book value per share growth. The PM team elected to exit the Fund’s position due to valuation concerns.

9

Description of Indices

The Barclays Capital U.S. Intermediate Government/Credit Bond Index includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250,000,000 or more of outstanding face value. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2013, the index consisted of 21 developed market country indices. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

10

Investment Portfolios

10.31.2015

EAGLE CAPITAL APPRECIATION FUND
COMMON STOCKS—98.9%	Shares	Value
Aerospace & defense—4.9%
General Dynamics Corp.	24,400	$3,625,352
Honeywell International, Inc.	46,480	4,800,455
Northrop Grumman Corp.	45,600	8,561,400

Airlines—2.4%
Delta Air Lines, Inc.	115,500	5,872,020
JetBlue Airways Corp.*	97,600	2,424,384

Auto components—1.5%
Lear Corp.	42,800	5,352,568

Beverages—3.6%
Molson Coors Brewing Co., Class B	46,900	4,131,890
PepsiCo, Inc.	83,321	8,514,573

Biotechnology—7.0%
AbbVie, Inc.	54,700	3,257,385
Amgen, Inc.	43,700	6,912,466
Celgene Corp.*	34,900	4,282,579
Gilead Sciences, Inc.	91,000	9,839,830

Building products—0.8%
Owens Corning	62,700	2,854,731

Capital markets—1.3%
The Goldman Sachs Group, Inc.	23,600	4,425,000

Chemicals—2.0%
LyondellBasell Industries N.V., Class A	53,100	4,933,521
The Mosaic Co.	55,300	1,868,587

Communications equipment—2.3%
Harris Corp.	38,800	3,070,244
Juniper Networks, Inc.	163,400	5,129,126

Diversified telecommunication—2.7%
AT&T, Inc.	101,181	3,390,575
Verizon Communications, Inc.	129,000	6,047,520

Food & staples retailing—3.6%
CVS Health Corp.	67,300	6,647,894
The Kroger Co.	156,100	5,900,580

Food products—1.9%
Archer-Daniels-Midland Co.	87,100	3,976,986
Tyson Foods, Inc., Class A	58,100	2,577,316

Health care equipment & supplies—1.9%
Edwards Lifesciences Corp.*	31,600	4,965,940
St. Jude Medical, Inc.	25,800	1,646,298

Health care providers & services—7.9%
Aetna, Inc.	37,500	4,304,250
Cardinal Health, Inc.	37,200	3,057,840
Cigna Corp.	30,800	4,128,432
Laboratory Corp. of America Holdings*	32,800	4,025,872
McKesson Corp.	28,800	5,149,440
UnitedHealth Group, Inc.	59,800	7,043,244

Hotels restaurants & leisure—1.4%
Darden Restaurants, Inc.	46,400	2,871,696
Marriott International, lnc., Class A	25,495	1,957,506

Household durables—1.8%
D.R. Horton, Inc.	135,600	3,992,064
Mohawk Industries, Inc.*	10,900	2,130,950

COMMON STOCKS—98.9%	Shares	Value
Insurance—1.3%
FNF Group	66,740	$2,354,587
XL Group PLC	57,500	2,189,600

Internet & catalog retail—2.8%
Amazon.com, Inc.*	15,600	9,764,040

Internet software & services—7.0%
Alphabet, Inc., Class A*	13,614	10,038,827
Alphabet, Inc., Class C*	10,512	7,472,035
Facebook, Inc., Class A*	67,700	6,903,369

IT services—7.2%
Amdocs Ltd.	54,000	3,216,780
Fiserv, Inc.*	45,700	4,410,507
FleetCor Technologies, Inc.*	13,800	1,999,068
International Business Machines Corp.	11,200	1,568,896
MasterCard, Inc., Class A	93,630	9,268,434
Vantiv, Inc., Class A*	95,404	4,784,510

Life sciences tools & services—1.1%
Thermo Fisher Scientific, Inc.	30,600	4,001,868

Media—3.8%
Comcast Corp., Class A	65,200	4,082,824
The Walt Disney Co.	56,500	6,426,310
Time Warner, Inc.	34,400	2,591,696

Oil, gas & consumable fuels—2.5%
Marathon Petroleum Corp.	46,400	2,403,520
Tesoro Corp.	31,700	3,389,681
Valero Energy Corp.	46,500	3,065,280

Pharmaceuticals—0.7%
Allergan PLC*	7,863	2,425,500

Real estate management & development—1.1%
CBRE Group, Inc., Class A*	105,047	3,916,152

Semiconductors & semiconductor equipment—1.9%
Lam Research Corp.	45,300	3,469,527
Skyworks Solutions, Inc.	40,400	3,120,496

Software—6.8%
Electronic Arts, Inc.*	90,200	6,500,714
Microsoft Corp.	185,000	9,738,400
Oracle Corp.	112,000	4,350,080
Synopsys, Inc.*	66,000	3,298,680

Specialty retail—5.2%
Foot Locker, Inc.	50,900	3,448,475
Lowe’s Cos., Inc.	89,245	6,588,958
The Home Depot, Inc.	65,000	8,036,600

Technology hardware, storage & peripherals—5.8%
Apple, Inc.	168,866	20,179,487

Textiles, apparel & luxury goods—2.5%
NIKE, Inc., Class B	65,452	8,576,176

Tobacco—2.2%
Reynolds American, Inc.	157,100	7,591,072
Total common stocks (cost $234,186,056)		344,842,663

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolios

10.31.2015

EAGLE CAPITAL APPRECIATION FUND (cont’d)
MONEY MARKET FUNDS—1.0%	Shares	Value
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.01% #	3,338,352	$ 3,338,352
Total money market funds (cost $3,338,352)		3,338,352

Total investment portfolio (cost $237,524,408) 99.9% ‡		348,181,015

Other assets in excess of liabilities 0.1%		503,002

Total net assets 100.0%		$348,684,017

* Non-income producing security

# Annualized seven-day yield as of October 31, 2015

‡ As of October 31, 2015, aggregate cost for federal income tax purposes was $237,946,938, Net unrealized appreciation (depreciation) on a tax-basis was $110,234,077, including aggregate gross unrealized appreciation and depreciation of $114,010,214 and $(3,776,137), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

Sector allocation (unaudited)
Sector	Percent of net assets
Information technology	31.1%
Consumer discretionary	18.9%
Health care	18.7%
Consumer staples	11.3%
Industrials	8.1%
Financials	3.7%
Telecommunication services	2.7%
Energy	2.5%
Materials	1.9%
Money market funds	1.0%

EAGLE GROWTH & INCOME FUND
COMMON STOCKS—99.5%	Shares	Value
Aerospace & defense—5.7%
Honeywell International, Inc.	184,487	$19,053,817
United Technologies Corp.	142,035	13,977,664

Banks—8.7%
JPMorgan Chase & Co.	195,203	12,541,793
The PNC Financial Services Group, Inc.	209,827	18,938,985
Wells Fargo & Co.	353,791	19,154,245

Beverages—5.3%
PepsiCo, Inc.	164,515	16,811,788
The Coca-Cola Co.	332,881	14,097,510

Chemicals—2.2%
E.I. du Pont de Nemours & Co.	202,302	12,825,947

Commercial services & supplies—2.9%
Tyco International PLC	454,534	16,563,219

Communications equipment—2.8%
Cisco Systems, Inc.	564,666	16,290,614

COMMON STOCKS—99.5%	Shares	Value
Diversified telecommunication—2.0%
AT&T, Inc.	337,301	$11,302,957

Food & staples retailing—2.7%
Sysco Corp.	380,646	15,701,648

Food products—2.3%
General Mills, Inc.	224,166	13,026,286

Health care equipment & supplies—6.2%
Abbott Laboratories	424,264	19,007,027
St. Jude Medical, Inc.	267,125	17,045,246

Hotels restaurants & leisure—1.9%
McDonald’s Corp.	99,120	11,126,220

Household products—2.5%
The Procter & Gamble Co.	191,647	14,637,998

Industrial conglomerates—3.8%
3M Co.	141,030	22,171,326

Media—3.9%
Regal Entertainment Group, Class A	1,177,939	22,828,458

Multi-utilities—3.8%
PG&E Corp.	202,529	10,815,049
Sempra Energy	111,676	11,436,739

Oil, gas & consumable fuels—8.6%
Chevron Corp.	136,918	12,443,108
ConocoPhillips	240,602	12,836,117
Occidental Petroleum Corp.	178,523	13,307,104
TOTAL S.A., Sponsored ADR	238,914	11,522,822

Pharmaceuticals—10.8%
Johnson & Johnson	183,725	18,561,737
Merck & Co., Inc.	370,044	20,226,605
Pfizer, Inc.	711,340	24,057,519

Real estate investment trusts (REITs)—4.1%
Camden Property Trust	110,180	8,130,182
Prologis, Inc.	196,553	8,398,710
Simon Property Group, Inc.	35,241	7,099,652

Road & rail—2.5%
Union Pacific Corp.	164,014	14,654,651

Semiconductors & semiconductor equipment—2.8%
Applied Materials, Inc.	974,479	16,342,013

Software—4.7%
Microsoft Corp.	512,201	26,962,261

Specialty retail—3.0%
The Home Depot, Inc.	140,399	17,358,932

Technology hardware, storage & peripherals—4.1%
Apple, Inc.	201,253	24,049,733

Tobacco—2.2%
Altria Group, Inc.	207,345	12,538,152
Total common stocks (cost $452,339,243)		577,843,834

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2015

EAGLE GROWTH & INCOME FUND (cont’d)
MONEY MARKET FUNDS—0.6%	Shares	Value
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.01% #	3,636,636	$3,636,636
Total money market funds (cost $3,636,636)		3,636,636

Total investment portfolio (cost $455,975,879) 100.1% ‡		581,480,470

Liabilities in excess of other assets (0.1)%		(570,602)

Total net assets 100.0%		$580,909,868

# Annualized seven-day yield as of October 31, 2015.

‡ As of October 31, 2015, aggregate cost for federal income tax purposes was $455,039,136, Net unrealized appreciation (depreciation) on a tax-basis was $126,441,334, including aggregate gross unrealized appreciation and depreciation of $138,321,251 and $(11,879,917), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Health care	17.0%
Consumer staples	15.0%
Industrials	14.9%
Information technology	14.4%
Financials	12.8%
Consumer discretionary	8.8%
Energy	8.6%
Utilities	3.8%
Materials	2.2%
Telecommunication services	2.0%
Money market funds	0.6%

EAGLE INTERNATIONAL STOCK FUND
COMMON STOCKS—97.5%	Shares	Value
Australia—4.9%
Aristocrat Leisure Ltd.	38,375	$253,310
Dexus Property Group	14,585	80,062
Macquarie Group Ltd.	575	34,816
OZ Minerals Ltd.	19,124	58,687
Qantas Airways Ltd.*	52,539	147,989
Suncorp Group Ltd.	10,171	94,484
Treasury Wine Estates Ltd.	31,715	158,735

Austria—0.5%
Erste Group Bank AG*	3,029	88,822

Belgium—0.5%
AGFA-Gevaert N.V.*	12,898	54,980
Elia System Operator S.A.	710	34,344

Denmark—2.0%
Danske Bank A/S	11,151	306,805
DFDS A/S	1,306	39,667

COMMON STOCKS—97.5%	Shares	Value
Finland—0.4%
UPM-Kymmene OYJ	3,957	$74,079

France—8.0%
BNP Paribas S.A.	4,520	273,899
Cap Gemini S.A.	705	62,686
Cie de Saint-Gobain S.A.	979	40,982
Cie Generale des Etablissements Michelin	1,462	145,434
Credit Agricole S.A.	11,542	145,781
Nexans S.A.*	1,511	60,064
Orange S.A.	12,039	212,268
Renault S.A.	2,886	271,931
Societe Generale S.A.	3,016	140,073

Germany—13.9%
Allianz SE	1,136	198,877
Bayer AG	1,545	206,003
Commerzbank AG*	8,918	98,078
Daimler AG	4,583	397,409
Deutsche Bank AG	3,134	87,717
Deutsche Lufthansa AG*	5,415	79,967
E.ON SE	19,098	201,468
Fresenius SE & Co. KGaA	4,439	326,188
Gerresheimer AG	1,564	121,953
GFT Technologies SE	1,697	50,046
HeidelbergCement AG	875	65,161
Merck KGaA	2,585	252,370
Muenchener Rueckversicherungs-Gesellschaft AG in Meunchen	978	195,007
Rheinmetall AG	770	48,431
Suedzucker AG	1,801	33,611

Hong Kong—1.1%
Orient Overseas International Ltd.	13,000	61,908
Wheelock and Co. Ltd.	26,000	121,189

Israel—2.9%
Israel Discount Bank Ltd., Class A*	44,111	80,682
Teva Pharmaceutical Industries Ltd.	5,477	325,186
Tower Semiconductor Ltd.*	6,872	93,965

Italy—2.6%
Enel SpA	36,769	169,554
Intesa Sanpaolo SpA	69,046	240,215
Unipol Gruppo Finanziario SpA	6,946	32,354

Japan—26.9%
Alps Electric Co. Ltd.	5,200	161,404
Bridgestone Corp.	5,200	190,689
Fuji Heavy Industries Ltd.	2,600	100,551
Fujitsu Ltd.	13,000	61,446
Furuno Electric Co. Ltd.	3,900	26,360
Heiwa Corp.	3,900	71,993
Hokkaido Electric Power Co., Inc.*	9,100	97,212
Hoya Corp.	1,400	57,773
ITOCHU Corp.	15,700	196,454
Japan Display, Inc.	9,300	29,217
KDDI Corp.	9,100	220,205
KYORIN Holdings, Inc.	3,900	65,562
Marubeni Corp.	36,000	208,009
Matsumotokiyoshi Holdings Co. Ltd.	2,600	111,322
Mazda Motor Corp.	14,400	282,662
MITSUBA Corp.	2,600	40,840
Mitsubishi UFJ Financial Group, Inc.	52,200	337,605

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolios

10.31.2015

EAGLE INTERNATIONAL STOCK FUND (cont’d)
COMMON STOCKS—97.5%	Shares	Value
Japan (cont’d)
Mizuho Financial Group, Inc.	45,100	$92,899
Nippon Soda Co. Ltd.	13,000	100,909
Nippon Suisan Kaisha Ltd.	26,100	87,441
Nippon Telegraph & Telephone Corp.	10,400	381,279
NTT DOCOMO, Inc.	9,100	177,227
Open House Co. Ltd.	1,600	29,188
Resona Holdings, Inc.	19,000	100,535
Sanden Holdings Corp.	13,000	44,752
Sompo Japan Nippon Nipponkoa Holdings, Inc.	8,100	254,326
Sumitomo Corp.	21,500	235,152
Sumitomo Mitsui Financial Group, Inc.	2,600	103,723
Toyoda Gosei Co. Ltd.	2,700	61,890
Toyota Boshoku Corp.	6,100	130,338
Toyota Motor Corp.	6,700	410,472
ZEON Corp.	13,000	106,103

Netherlands—3.4%
Aegon N.V.	10,837	66,501
Heineken N.V.	1,699	154,750
ING Groep N.V., CVA	15,407	224,231
Koninklijke Ahold N.V.	2,246	45,690
NN Group N.V.	2,638	82,656

New Zealand—0.3%
Air New Zealand Ltd.	25,696	50,545

Norway—1.4%
Orkla ASA	7,295	62,081
SalMar ASA	2,089	34,177
Telenor ASA	7,181	135,277

Singapore—2.2%
Singapore Telecommunications Ltd.	130,200	369,931

Spain—1.2%
Almirall S.A.	2,298	44,233
Banco Santander S.A.	7,077	39,533
Iberdrola S.A.	17,118	122,071

Sweden—5.3%
Boliden AB	14,702	281,490
Meda AB, Class A	9,166	134,522
Skandinaviska Enskilda Banken AB, Class A	18,750	196,891
Svenska Cellulosa AB SCA, Class B	1,248	36,759
Telefonaktiebolaget LM Ericsson, Class B	10,681	103,953
Tethys Oil AB	2,794	17,248
Volvo AB, Class B	12,052	124,655

Switzerland—4.4%
Lafargeholcim Ltd.*	457	25,744
Novartis AG	4,701	425,857
Roche Holding AG	248	67,332
Swiss Re AG	1,998	185,476
Ypsomed Holding AG	300	39,456

United Kingdom—15.6%
Amec Foster Wheeler PLC	3,881	42,467
Anglo American PLC	5,197	43,601
AstraZeneca PLC	1,462	93,176
Aviva PLC	16,831	125,787
BAE Systems PLC	22,171	149,975
Barclays PLC	50,792	180,960
Barratt Developments PLC	6,318	59,518

COMMON STOCKS—97.5%	Shares	Value
United Kingdom (cont’d)
Bellway PLC	1,815	$72,496
Bovis Homes Group PLC	1,893	29,859
BP PLC	21,344	126,847
British American Tobacco PLC	496	29,467
Britvic PLC	4,883	52,493
BT Group PLC	25,421	181,544
Direct Line Insurance Group PLC	28,948	175,594
GlaxoSmithKline PLC	1,632	35,195
HSBC Holdings PLC	35,685	278,804
Imperial Tobacco Group PLC	6,972	375,427
Investec PLC	9,022	75,155
Lloyds Banking Group PLC	204,318	231,902
Marks & Spencer Group PLC	4,896	38,660
Royal Dutch Shell PLC, Class B	2,455	64,284
Taylor Wimpey PLC	66,108	201,388
Total common stocks (Cost $16,233,493)		16,578,433

MONEY MARKET FUNDS—3.4%
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.01% #	585,947	585,947
Total money market funds (Cost $585,947)		585,947

Total investment portfolio (Cost $16,819,440) 100.9% ‡		17,164,380

Liabilities in excess of other assets—(0.9)%		(155,722)

Total net assets—100.0%		$17,008,658

*Non-income producing security

#Annualized seven-day yield as of October 31, 2015.

‡ As of October 31, 2015, aggregate cost for federal income tax purposes was $16,846,852, Net unrealized appreciation (depreciation) on a tax-basis was $317,528 including aggregate gross unrealized appreciation and depreciation of $1,288,130 and $(970,602), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

CVA—Dutch certification

Sector Allocation (unaudited)
Sector	Percent of net assets
Financials	29.4%
Consumer discretionary	16.5%
Health care	13.2%
Telecommunication services	9.9%
Industrials	8.5%
Consumer staples	6.9%
Materials	4.4%
Utilities	3.7%
Information technology	3.5%
Money market funds	3.4%
Energy	1.5%

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2015

EAGLE INTERNATIONAL STOCK FUND (cont’d)

Industry allocation (unaudited)
Industry	Value	Percent of net assets
Banks	$3,161,438	18.6%
Pharmaceuticals	1,649,436	9.7%
Automobiles	1,463,025	8.6%
Insurance	1,411,062	8.3%
Diversified telecommunication	1,280,299	7.5%
Trading companies & distributors	639,615	3.8%
Auto components	613,943	3.6%
Money market funds	585,947	3.4%
Electric utilities	423,181	2.5%
Tobacco	404,894	2.4%
Wireless telecommunication services	397,432	2.3%
Metals & mining	383,778	2.3%
Beverages	365,978	2.2%
Household durables	363,261	2.1%
Health care providers & services	326,188	1.9%
Airlines	278,501	1.6%
Hotels, restaurants & leisure	253,310	1.5%
Food products	217,310	1.3%
Electronic equipment, instruments & components	216,981	1.3%
Oil, gas & consumable fuels	208,379	1.2%
Chemicals	207,012	1.2%
Multi-utilities	201,468	1.2%
Capital markets	197,688	1.2%
IT services	174,178	1.0%
Food & staples retailing	157,012	0.9%
Real estate management & development	150,377	0.9%
Aerospace & defense	149,975	0.9%
Machinery	124,655	0.7%
Life sciences tools & services	121,953	0.7%
Communications equipment	103,953	0.6%
Marine	101,575	0.6%
Health care equipment & supplies	97,229	0.6%
Semiconductors & semiconductor equipment	93,965	0.6%
Construction materials	90,905	0.5%
Real estate investment trusts (REITs)	80,062	0.5%
Paper & forest products	74,079	0.4%
Leisure products	71,993	0.4%
Electrical equipment	60,064	0.4%
Health care technology	54,980	0.3%
Industrial conglomerates	48,431	0.3%
Energy equipment & services	42,467	0.3%
Building products	40,982	0.2%

Industry allocation (unaudited)
Industry	Value	Percent of net assets
Multiline retail	$38,660	0.2%
Household products	36,759	0.2%
Total investment portfolio	$17,164,380	100.9%

EAGLE INVESTMENT GRADE BOND FUND
CORPORATE BONDS—41.2%	Principal amount (in thousands)	Value
Aerospace & defense—0.4%
Rolls-Royce PLC, 144A, 2.38%, 10/14/20 (a)	$200	$199,535

Airlines—0.5%
Southwest Airlines Co., 2.75%, 11/06/19	250	253,251

Auto manufacturers—0.5%
Hyundai Capital America, 144A, 2.40%, 10/30/18 (a)	250	249,880

Banks—6.0%
BB&T Corp., 2.45%, 01/15/20	250	251,594
Capital One NA, 2.40%, 09/05/19	250	248,278
Citigroup, Inc., 2.55%, 04/08/19	250	252,546
Citizens Bank NA, 2.45%, 12/04/19	250	247,411
First Tennessee Bank NA, 2.95%, 12/01/19	250	250,671
JPMorgan Chase & Co., 2.20%, 10/22/19	250	249,251
KeyBank NA, 1.70%, 06/01/18	250	249,519
Manufacturer And Traders Trust Co., 2.30%, 01/30/19	250	251,716
National Australia Ltd., 144A, 2.25%, 07/01/19 (a)	250	250,390
PNC Bank NA, 2.30%, 06/01/20	250	248,391
Royal Bank Of Canada, 2.10%, 10/14/20	250	248,775
The Huntington National Bank, 2.40%, 04/01/20	250	248,347

Beverages—0.3%
PepsiCo, Inc., 2.15%, 10/14/20	150	149,667

Biotechnology—1.1%
Biogen, Inc., 2.90%, 09/15/20	150	151,373
Celgene Corp., 3.95%, 10/15/20	135	143,102
Gilead Sciences, Inc., 2.55%, 09/01/20	250	253,324

Capital markets—1.5%
Legg Mason, Inc., 2.70%, 07/15/19	250	250,876
State Street Corp., 2.55%, 08/18/20	250	252,708
The Goldman Sachs Group, Inc., 2.55%, 10/23/19	250	251,795

Chemicals—0.9%
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 04/01/20	440	462,150

Commercial services—0.5%
ERAC USA Finance LLC, 144A, 2.35%, 10/15/19 (a)	250	248,900

Consumer finance—0.5%
Synchrony Financial, 3.00%, 08/15/19	250	252,588

Diversified financial services—1.0%
McGraw Hill Financial, Inc., 144A, 2.50%, 08/15/18 (a)	250	251,963
Moody’s Corp., 2.75%, 07/15/19	250	254,786

Electric—1.0%
Berkshire Hathaway Energy Co., 2.40%, 02/01/20	250	249,520
NextEra Energy Capital Holdings, Inc., 2.70%, 09/15/19	250	250,475

Electric utilities—0.5%
The Southern Co., 2.15%, 09/01/19	250	246,487

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolios

10.31.2015

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
CORPORATE BONDS—41.2%	Principal amount (in thousands)	Value
Electronic equipment, instruments & components—0.5%
Amphenol Corp., 3.13%, 09/15/21	$250	$249,688

Food—0.5%
Kraft Heinz Foods Co., 144A, 2.80%, 07/02/20 (a)	250	251,002

Food products—1.0%
Ingredion, Inc., 1.80%, 09/25/17	250	249,064
The J.M. Smucker Co., 2.50%, 03/15/20	250	249,920

Gas—0.5%
Dominion Gas Holdings LLC, 2.50%, 12/15/19	250	251,778

Health care equipment & supplies—1.5%
CareFusion Corp., 6.38%, 08/01/19	103	117,099
Edwards Lifesciences Corp., 2.88%, 10/15/18	250	254,525
St. Jude Medical, Inc., 2.80%, 09/15/20	100	100,645
Zimmer Biomet Holdings, Inc., 2.70%, 04/01/20	250	249,610

Health care products—0.5%
Medtronic, Inc., 3.15%, 03/15/22	250	255,938

Health care providers & services—2.1%
Aetna, Inc., 3.95%, 09/01/20	500	529,769
Owens & Minor, Inc., 3.88%, 09/15/21	500	506,204

Health care services—1.0%
Roche Holdings, Inc., 144A, 2.88%, 09/29/21 (a)	500	510,847

Household durables—0.3%
Newell Rubbermaid, Inc., 2.15%, 10/15/18	150	150,056

Independent power producers & energy traders—0.5%
Exelon Generation Co. LLC, 5.20%, 10/01/19	250	271,120

Insurance—4.2%
ACE INA Holdings, Inc., 2.30%, 11/03/20	250	250,147
Assurant, Inc., 2.50%, 03/15/18	500	504,160
Jackson National Life Global Funding, 144A, 1.88%, 10/15/18 (a)	250	250,130
Metropolitan Life Global Funding I, 144A, 2.30%, 04/10/19 (a)	500	504,993
New York Life Global Funding, 144A, 1.55%, 11/02/18 (a)	250	248,644
TIAA Asset Management Finance Co. LLC, 144A, 4.13%, 11/01/24 (a)	335	341,288

Internet software & services—1.0%
Baidu, Inc., 3.25%, 08/06/18	250	255,057
Tencent Holdings Ltd., 144A, 2.88%, 02/11/20 (a)	250	250,093

IT services—1.6%
Automatic Data Processing, Inc., 3.38%, 09/15/25	250	257,393
Broadridge Financial Solutions, Inc., 3.95%, 09/01/20	250	261,417
Fidelity National Information Services, Inc., 2.85%, 10/15/18	250	252,636

Media—2.7%
Cox Communications, Inc., 7.25%, 11/15/15	500	501,010
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.88%, 10/01/19	250	280,062
Sky PLC, 144A, 9.50%, 11/15/18 (a)	205	246,595
The Interpublic Group of Cos., Inc., 4.20%, 04/15/24	335	335,804

Miscellaneous manufacturer—0.5%
Tyco Electronics Group S.A., 2.38%, 12/17/18	250	251,711

Multi-utilities—0.5%
PG&E Corp., 2.40%, 03/01/19	250	251,291

CORPORATE BONDS—41.2%	Principal amount (in thousands)	Value
Oil, gas & consumable fuels—1.2%
Enable Midstream Partners LP, 144A, 2.40%, 05/15/19 (a)	$250	$236,574
Kinder Morgan Energy Partners LP, 2.65%, 02/01/19	250	244,378
ONEOK Partners LP, 3.80%, 03/15/20	100	101,141

Pharmaceuticals—1.0%
Bayer US Finance LLC, 144A, 3.00%, 10/08/21 (a)	500	509,315

Professional services—0.2%
The Dun & Bradstreet Corp., 4.00%, 06/15/20	100	101,312

Road & rail—0.8%
J.B. Hunt Transport Services, Inc., 2.40%, 03/15/19	250	251,711
Ryder System, Inc., 2.65%, 03/02/20	150	149,587

Semiconductors & semiconductor equipment—0.5%
KLA-Tencor Corp., 3.38%, 11/01/19	250	253,809

Software—1.6%
Intuit, Inc.,5.75%, 03/15/17	250	264,663
Microsoft Corp., 3.63%, 12/15/23	250	264,579
Oracle Corp., 2.50%, 10/15/22	250	244,585

Specialty retail—0.6%
AutoNation, Inc., 6.75%, 04/15/18	250	276,658

Technology hardware, storage & peripherals—1.0%
Hewlett Packard Enterprise Co., 144A, 2.45%, 10/05/17 (a)	250	250,782
NetApp, Inc., 3.38%, 06/15/21	250	247,064

Tobacco—0.2%
Philip Morris International, Inc., 1.25%, 08/11/17	100	100,328

Trading companies & distributors—0.5%
Air Lease Corp., 2.63%, 09/04/18	250	249,688
Total corporate bonds (cost $20,477,238)		20,555,139

MORTGAGE AND ASSET-BACKED SECURITIES—29.3%
Asset-backed securities—8.0%
AmeriCredit Automobile Receivables Trust, Series 2013-5, Class B, 1.52%, 01/08/19	1,000	1,001,898
CarMax Auto Owner Trust, Series 2013-4, Class B, 1.71%, 07/15/19	1,000	1,003,126
Ford Credit Auto Owner Trust, Series 2012-C, Class D, 2.43%, 01/15/19	1,000	1,010,058
Hyundai Auto Receivables Trust, Series 2014-A, Class B, 1.73%, 08/15/19	1,000	1,001,918

Federal agency mortgage-backed obligations—21.3%
Fannie Mae Pool,
Series 0323, Class AS, 2.50%, 08/01/23	396	407,256
Series 0798, Class AK, 3.50%, 01/01/27	486	514,209
Series 0957, Class MA, 3.00%, 01/01/22	724	753,123
Series 1212, Class MA, 2.50%, 10/01/22	816	838,463
Series 1895, Class MA, 2.50%, 05/01/24	450	462,772
Series 1935, Class MA, 3.00%, 06/01/24	421	438,998
Series 2020, Class MA, 2.50%, 09/01/24	443	455,546
Series 2126, Class MA, 3.50%, 12/01/24	643	679,797
Series 2154, Class MA, 3.00%, 01/01/25	507	529,422
Series 2185, Class MA, 3.00%, 02/01/25	440	459,596
Series 2233, Class MA, 2.50%, 04/01/25	462	474,935
Series 2239, Class MA, 3.00%, 04/01/25	918	958,681

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2015

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
MORTGAGE AND ASSET-BACKED SECURITIES—29.3%	Principal amount (in thousands)	Value
Freddie Mac Gold Pool,
Series 13368, Class G, 6.00%, 11/01/23	$524	$568,154
Series 18509, Class G, 3.50%, 04/01/29	565	596,965
Series 18513, Class G, 3.50%, 05/01/29	332	350,996
Series 18519, Class G, 3.50%, 07/01/29	1,027	1,085,498
Ginnie Mae I Pool, Series 783112, 5.50%, 09/15/22	427	456,349
Ginnie Mae II Pool, Series 5107, 4.00%, 07/20/26	573	603,171
Total mortgage and asset-baked securities (cost $14,637,719)		14,650,931

FOREIGN GOVERNMENT BONDS—0.3%
Province of Alberta Canada, 144A, 1.75%, 08/26/20 (a)	150	149,414
Total foreign government bonds (cost $149,308)		149,414

U.S. TREASURIES—20.6%
U.S. Treasury Notes,
1.63%, 07/31/20	2,750	2,765,469
3.63%, 02/15/21	1,500	1,651,406
2.13%, 09/30/21	1,100	1,123,031
1.75%, 09/30/22	750	743,320
2.75%, 11/15/23	1,750	1,847,891
2.75%, 02/15/24	1,100	1,160,156
2.00%, 08/15/25	1,000	987,188
Total U.S. Treasuries (Cost $10,192,925)		10,278,461

U.S. GOVERNMENT AGENCY SECURITIES—4.1%
Federal Farm Credit Banks, 1.15%, 10/10/17	1,000	1,006,676
Private Export Funding Corp., Series CC, 2.25%, 12/15/17	1,000	1,020,441
Total U.S. Government Agencies (Cost $2,005,961)		2,027,117

SUPRANATIONAL BANKS—3.0%
Inter-American Development Bank,
1.75%, 10/15/19	1,000	1,006,669
1.88%, 06/16/20	500	505,312
Total supranational banks (cost $1,495,090)		1,511,981

MONEY MARKET FUNDS—2.2%	Shares	Value
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.01%#	1,112,973	1,112,973
Total money market funds (cost $1,112,973)		1,112,973

Total investment portfolio (cost $50,071,214) 100.7%‡		50,286,016

Liabilities in excess of other assets—(0.7)%		(340,130)

Total net assets—100.0%		$49,945,886

(a) Restricted securities deemed to be liquid for purpose of compliance limitations on holdings of illiquid securities. At October 31, 2015, these securities aggregated $4,950,345 or 9.9% of the net assets of the Fund.

#Annualized seven-day yield as of October 31, 2015.

‡ As of October 31, 2015, aggregate cost for federal income tax purposes was $50,071,214, Net unrealized appreciation (depreciation) on a tax-basis was $214,802, including aggregate gross unrealized appreciation and depreciation of $335,074 and $(120,272), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

Credit quality breakdown (unaudited)*
Rating	Percent of net assets
AAA/Aaa	58.8%
AA/Aa	6.2%
A/A	15.4%
BBB/Baa	18.1%
Not rated	0.0%

* The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Eagle Asset Management, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA and Aaa for credit quality purposes.

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolios

10.31.2015

EAGLE MID CAP GROWTH FUND
COMMON STOCK—95.9%	Shares	Value
Aerospace & defense—1.1%
Hexcel Corp.	269,819	$12,498,016

Airlines—2.8%
Delta Air Lines, Inc.	371,405	18,882,230
Southwest Airlines Co.	293,333	13,578,385

Automobiles—0.1%
Ferrari N.V.*	21,428	1,080,614

Banks—1.1%
Signature Bank*	87,469	13,025,883

Beverages—5.4%
Constellation Brands, Inc., Class A	218,294	29,426,031
Monster Beverage Corp.*	250,980	34,213,594

Biotechnology—2.2%
BioMarin Pharmaceutical, Inc.*	100,845	11,802,899
Medivation, Inc.*	176,323	7,416,145
Vertex Pharmaceuticals, Inc.*	51,363	6,407,021

Building products—2.9%
A.O. Smith Corp.	146,539	11,257,126
Fortune Brands Home & Security, Inc.	225,978	11,825,429
Owens Corning	250,382	11,399,893

Capital markets—2.6%
Ameriprise Financial, Inc.	167,713	19,347,372
TD Ameritrade Holding Corp.	321,209	11,072,074

Chemicals—1.4%
Huntsman Corp.	377,885	4,976,746
The Sherwin-Williams Co.	42,075	11,226,872

Commercial services & supplies—2.0%
Waste Connections, Inc.	431,891	23,529,422

Communications equipment—1.4%
Palo Alto Networks, Inc.*	103,954	16,736,594

Construction materials—1.1%
Martin Marietta Materials, Inc.	85,109	13,204,661

Diversified financial services—1.6%
FactSet Research Systems, Inc.	39,372	6,894,825
Voya Financial, Inc.	294,534	11,949,244

Electrical equipment—2.7%
Acuity Brands, Inc.	86,620	18,935,132
Sensata Technologies Holding N.V.*	263,936	12,692,682

Electronic equipment, instruments & components—2.6%
Amphenol Corp., Class A	206,257	11,183,255
Fitbit, Inc., Class A*	164,773	6,679,897
IPG Photonics Corp.*	148,073	12,233,791

Food products—1.4%
The WhiteWave Foods Co.*	389,471	15,960,522

Health care equipment & supplies—4.4%
Align Technology, Inc.*	118,553	7,760,479
Edwards Lifesciences Corp.*	89,228	14,022,180
Intuitive Surgical, Inc.*	16,748	8,317,057
Sirona Dental Systems, Inc.*	144,839	15,806,280
The Cooper Companies, Inc.	41,043	6,253,312

Health care providers & services—6.0%
Acadia Healthcare Co., Inc.*	91,447	5,615,760
AmerisourceBergen Corp.	107,177	10,343,652

COMMON STOCK—95.9%	Shares	Value
Health care providers & services (cont’d)
Centene Corp.*	316,334	$ 18,815,546
Cigna Corp.	60,739	8,141,456
Envision Healthcare Holdings, Inc.*	383,644	10,818,761
Universal Health Services, Inc., Class B	84,668	10,337,116
VCA, Inc.*	120,271	6,587,243

Health care technology—0.6%
Cerner Corp.*	103,354	6,851,337

Hotels restaurants & leisure—4.1%
Chipotle Mexican Grill, Inc.*	8,836	5,657,072
Dominos Pizza, Inc.	37,749	4,026,686
Royal Caribbean Cruises Ltd.	277,738	27,315,532
Starwood Hotels & Resorts Worldwide, Inc.	142,273	11,363,344

Household durables—3.6%
Harman International Industries, Inc.	249,077	27,388,507
Lennar Corp., Class A	295,708	14,806,100

Household products—1.7%
Church & Dwight Co., Inc.	234,272	20,168,476

Internet & catalog retail—2.5%
Liberty Interactive Corp., Class A*	727,340	19,907,296
TripAdvisor, Inc.*	114,751	9,613,839

Internet software & services—2.5%
CoStar Group, Inc.*	34,090	6,922,656
LinkedIn Corp., Class A*	55,072	13,265,193
Twitter, Inc.*	318,817	9,073,532

IT services—2.9%
FleetCor Technologies, Inc.*	40,896	5,924,194
Gartner, Inc.*	126,867	11,503,031
Sabre Corp.	565,375	16,576,795

Leisure products—0.9%
Brunswick Corp.	205,213	11,042,512

Life sciences tools & services—0.9%
Quintiles Transnational Holdings, Inc.*	168,703	10,737,946

Machinery—1.1%
The Middleby Corp.*	54,285	6,348,088
WABCO Holdings, Inc.*	55,108	6,184,771

Media—2.1%
Sirius XM Holdings, Inc.*	6,087,424	24,836,690

Multiline retail—0.6%
Macy’s, Inc.	146,515	7,469,335

Oil, gas & consumable fuels—2.4%
Diamondback Energy, Inc.*	209,717	15,485,504
RSP Permian, Inc.*	448,572	12,299,844

Pharmaceuticals—1.0%
Mylan N.V.*	255,213	11,252,341

Professional services—2.1%
IHS, Inc., Class A*	113,827	13,606,880
Verisk Analytics, Inc.*	145,474	10,417,393

Real estate investment trusts (REITs)—1.8%
Brixmor Property Group, Inc.	274,408	7,030,333
Crown Castle International Corp.	167,692	14,330,958

Road & rail—0.6%
Old Dominion Freight Line, Inc.*	116,775	7,233,043

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2015

EAGLE MID CAP GROWTH FUND (cont’d)
COMMON STOCK—95.9%	Shares	Value
Semiconductors & semiconductor equipment—3.1%
Atmel Corp.	1,382,176	$ 10,504,538
Cavium, Inc.*	88,138	6,253,391
Microchip Technology, Inc.	126,897	6,127,856
Skyworks Solutions, Inc.	180,827	13,967,078

Software—7.3%
ANSYS, Inc.*	168,479	16,057,734
Autodesk, Inc.*	181,520	10,018,089
Cadence Design Systems, Inc.*	444,779	9,882,989
Mobileye N.V.*	211,646	9,634,126
ServiceNow, Inc.*	182,425	14,895,001
Splunk, Inc.*	173,546	9,746,343
Synopsys, Inc.*	199,772	9,984,604
Tableau Software, Inc., Class A*	72,113	6,054,607

Specialty retail—6.1%
AutoZone, Inc.*	15,946	12,508,202
O’Reilly Automotive, Inc.*	56,588	15,633,001
Ross Stores, Inc.	142,304	7,197,736
Sally Beauty Holdings, Inc.*	382,089	8,982,912
Tractor Supply Co.	190,415	17,592,442
Ulta Salon, Cosmetics & Fragrance, Inc.*	59,218	10,301,563

Textiles, apparel & luxury goods—1.3%
Under Armour, Inc., Class A*	162,062	15,408,855

Trading companies & distributors—2.0%
AerCap Holdings N.V.*	253,483	10,519,544
HD Supply Holdings, Inc.*	446,405	13,298,405

Wireless telecommunication services—1.9%
SBA Communications Corp., Class A*	185,550	22,084,161
Total common stocks (cost $894,997,577)		1,127,547,602

MONEY MARKET FUNDS—3.9%
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.01%#	45,430,615	45,430,615

Total money market funds (cost $45,430,615)		45,430,615

Total investment portfolio (cost $940,428,192) 99.8%‡		1,172,978,217

Other assets in excess of liabilities 0.2%		2,733,736

Total net assets 100.0%		$1,175,711,953

* Non-income producing security

# Annualized seven-day yield as of October 31, 2015

‡ As of October 31, 2015, aggregate cost for federal income tax purposes was $943,627,575, Net unrealized appreciation (depreciation) on a tax-basis was $229,350,642, including aggregate gross unrealized appreciation and depreciation of $266,405,001 and $(37,054,359), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer discretionary	21.4%
Information technology	19.8%
Industrials	17.2%
Health care	15.1%
Consumer staples	8.5%
Financials	7.1%
Money market funds	3.9%
Materials	2.5%
Energy	2.4%
Telecommunication services	1.9%

EAGLE MID CAP STOCK FUND
COMMON STOCKS—97.6%	Shares	Value
Aerospace & defense—0.6%
B/E Aerospace, Inc.	38,383	$1,802,082

Air freight & logistics—0.8%
Expeditors International of Washington, Inc.	46,258	2,303,186

Auto components—0.5%
BorgWarner, Inc.	38,127	1,632,598

Banks—5.5%
East West Bancorp, Inc.	105,519	4,261,912
First Republic Bank	49,499	3,232,780
Signature Bank*	34,913	5,199,244
SVB Financial Group*	35,812	4,371,571

Beverages—2.3%
Constellation Brands, Inc., Class A	53,161	7,166,103

Capital markets—3.8%
Affiliated Managers Group, Inc.*	28,685	5,170,758
Invesco Ltd.	99,407	3,297,330
Lazard Ltd., Class A	68,157	3,157,032

Chemicals—1.9%
Airgas, Inc.	33,974	3,266,940
The Sherwin-Williams Co.	9,912	2,644,819

Commercial services & supplies—3.0%
Stericycle, Inc.*	50,655	6,147,997
Waste Connections, Inc.	54,919	2,991,987

Communications equipment—1.1%
F5 Networks, Inc.*	30,517	3,362,973

Construction & engineering—1.0%
Quanta Services, Inc.*	148,621	2,988,768

Consumer finance—1.9%
Discover Financial Services	57,213	3,216,515
PRA Group, Inc.*	46,281	2,536,199

Containers & packaging—2.4%
Berry Plastics Group, Inc.*	107,225	3,592,037
Crown Holdings, Inc.*	73,649	3,906,343

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

10.31.2015

EAGLE MID CAP STOCK FUND (cont’d)
COMMON STOCKS—97.6%	Shares	Value
Distributors—2.0%
LKQ Corp.*	211,005	$ 6,247,858

Electrical equipment—3.0%
Acuity Brands, Inc.	10,149	2,218,571
AMETEK, Inc.	87,953	4,821,584
Sensata Technologies Holding N.V.*	48,429	2,328,951

Electronic equipment, instruments & components—2.9%
Amphenol Corp., Class A	60,178	3,262,851
Cognex Corp.	54,087	2,033,671
FLIR Systems, Inc.	135,667	3,618,239

Energy equipment & services—1.7%
Core Laboratories N.V.	14,473	1,683,644
FMC Technologies, Inc.*	56,014	1,894,954
The Weatherford International PLC*	152,522	1,561,825

Food products—2.2%
The Hain Celestial Group, Inc.*	51,134	2,549,030
The WhiteWave Foods Co.*	103,439	4,238,930

Health care equipment & supplies—7.5%
Align Technology, Inc.*	36,876	2,413,903
DENTSPLY International, Inc.	46,909	2,854,413
Edwards Lifesciences Corp.*	17,287	2,716,652
IDEXX Laboratories, Inc.*	33,634	2,307,965
Sirona Dental Systems, Inc.*	32,912	3,591,687
STERIS Corp.	35,573	2,666,196
The Cooper Companies, Inc.	27,164	4,138,707
Varian Medical Systems, Inc.*	32,902	2,583,794

Health care providers & services—3.0%
Acadia Healthcare Co., Inc.*	27,520	1,690,003
Centene Corp.*	36,813	2,189,637
Envision Healthcare Holdings, Inc.*	124,152	3,501,086
MEDNAX, Inc.*	26,048	1,835,603

Hotels restaurants & leisure—3.7%
Bloomin’ Brands, Inc.	194,963	3,308,522
Dunkin’ Brands Group, Inc.	95,713	3,963,475
Wyndham Worldwide Corp.	49,856	4,055,786

Household durables—1.8%
Jarden Corp.*	125,746	5,633,421

Household products—1.7%
Church & Dwight Co., Inc.	45,797	3,942,664
Spectrum Brands Holdings, Inc.	12,159	1,165,440

Industrial conglomerates—1.2%
Roper Technologies, Inc.	20,021	3,730,913

Insurance—2.1%
Arthur J Gallagher & Co.	87,650	3,832,935
Reinsurance Group of America, Inc.	30,914	2,789,679

IT services—3.1%
Amdocs Ltd.	87,416	5,207,371
Fiserv, Inc.*	43,997	4,246,150

Leisure products—0.5%
Polaris Industries, Inc.	13,173	1,479,855

Life sciences tools & services—0.9%
Agilent Technologies, Inc.	74,716	2,821,276

COMMON STOCKS—97.6%	Shares	Value
Machinery—3.0%
IDEX Corp.	33,521	$ 2,573,072
The Middleby Corp.*	33,108	3,871,650
Wabtec Corp.	35,756	2,963,100

Metals & mining—0.9%
Steel Dynamics, Inc.	157,193	2,903,355

Multiline retail—0.7%
Dollar Tree, Inc.*	34,152	2,236,615

Multi-utilities—0.8%
CMS Energy Corp.	63,749	2,299,426

Oil, gas & consumable fuels—2.8%
Cimarex Energy Co.	28,222	3,331,889
Concho Resources, Inc.*	26,686	3,093,174
Range Resources Corp.	74,172	2,257,796

Pharmaceuticals—2.9%
Endo International PLC*	29,883	1,792,681
Perrigo Co. PLC	17,118	2,700,194
Zoetis, Inc.	106,618	4,585,640

Real estate investment trusts (REITs)—4.1%
Boston Properties, Inc.	25,265	3,179,600
Brixmor Property Group, Inc.	146,401	3,750,794
Essex Property Trust, Inc.	17,088	3,766,879
Hudson Pacific Properties, Inc.	74,128	2,117,837

Road & rail—1.8%
Genesee & Wyoming, Inc., Class A*	36,021	2,417,009
J.B. Hunt Transport Services, Inc.	41,121	3,140,411

Semiconductors & semiconductor equipment—2.9%
Microchip Technology, Inc.	94,675	4,571,856
Skyworks Solutions, Inc.	58,542	4,521,784

Software—8.3%
ANSYS, Inc.*	45,323	4,319,735
NICE- Systems Ltd., Sponsored ADR	104,973	6,489,431
Nuance Communications, Inc.*	151,214	2,566,102
Open Text Corp.	37,390	1,734,896
Qlik Technologies, Inc.*	101,051	3,169,970
SolarWinds, Inc.*	124,369	7,217,133

Specialty retail—3.4%
Tractor Supply Co.	69,298	6,402,442
Ulta Salon, Cosmetics & Fragrance, Inc.*	23,772	4,135,377

Textiles, apparel & luxury goods—3.0%
Hanesbrands, Inc.	198,374	6,336,065
PVH Corp.	33,269	3,025,816

Trading companies & distributors—0.9%
Fastenal Co.	67,165	2,630,181
Total common stocks (cost $243,730,025)		301,478,325

MONEY MARKET FUNDS—4.4%
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.01%#	13,708,651	13,708,651
Total money market funds (cost $13,708,651)		13,708,651

Total investment portfolio (cost $257,438,676) 102.0%‡		315,186,976

Liabilities in excess of other assets (2.0)%		(6,204,820)

Total net assets 100.0%		$308,982,156

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2015

* Non-income producing security

# Annualized seven-day yield as of October 31, 2015.

‡ As of October 31, 2015, aggregate cost for federal income tax purposes was $258,838,782, Net unrealized appreciation (depreciation) on a tax-basis was $56,348,194, including aggregate gross unrealized appreciation and depreciation of $68,919,781 and $(12,571,587), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Information technology	18.2%
Financials	17.4%
Consumer discretionary	15.7%
Industrials	15.2%
Health care	14.4%
Consumer staples	6.2%
Materials	5.3%
Energy	4.5%
Money market funds	4.4%
Utilities	0.7%

EAGLE SMALL CAP GROWTH FUND
COMMON STOCKS—97.8%	Shares	Value
Aerospace & defense—1.2%
Hexcel Corp.	1,056,896	$48,955,423

Airlines—2.2%
JetBlue Airways Corp.*	3,518,043	87,388,188

Banks—1.3%
Synovus Financial Corp.	1,130,448	35,756,070
UMB Financial Corp.	336,845	16,532,353

Biotechnology—9.1%
Acorda Therapeutics, Inc.*	1,020,871	36,792,191
Akebia Therapeutics, Inc.*	1,421,053	12,675,793
Alder Biopharmaceuticals, Inc.*	690,364	22,077,841
Anacor Pharmaceuticals, Inc.*	665,144	74,768,837
Atara Biotherapeutics, Inc.*	469,159	12,090,227
Chimerix, Inc.*	651,380	25,521,068
Dyax Corp.*	303,243	8,348,280
Enanta Pharmaceuticals, Inc.*	635,252	17,844,229
Neurocrine Biosciences, Inc.*	602,664	29,584,776
Ophthotech Corp.*	551,756	27,549,177
Portola Pharmaceuticals, Inc.*	738,719	35,170,411
Sage Therapeutics, Inc.*	441,850	22,194,125
Seattle Genetics, Inc.*	297,245	12,332,695
Ultragenyx Pharmaceutical, Inc.*	209,045	20,768,621

Building products—0.5%
Trex Co., Inc.*	550,000	21,488,500

Capital markets—1.8%
Artisan Partners Asset Management, Inc., Class A	343,306	13,131,455
Stifel Financial Corp.*	1,263,145	56,121,532

COMMON STOCKS—97.8%	Shares	Value
Chemicals—2.9%
Chemtura Corp.*	1,016,903	$ 32,479,882
Huntsman Corp.	2,349,902	30,948,209
Quaker Chemical Corp.	650,346	51,624,466

Commercial services & supplies—2.5%
Waste Connections, Inc.	1,816,935	98,986,619

Construction materials—1.4%
Martin Marietta Materials, Inc.	343,637	53,315,281

Diversified consumer services—2.3%
Bright Horizons Family Solutions, Inc.*	397,945	25,476,439
Houghton Mifflin Harcourt Co.*	902,919	17,688,183
LifeLock, Inc.*	1,874,182	26,257,290
Sotheby’s	612,032	21,206,909

Electrical equipment—2.4%
Acuity Brands, Inc.	319,829	69,914,619
Thermon Group Holdings, Inc.*	1,215,408	24,441,855

Electronic equipment, instruments & components—3.5%
Cognex Corp.	991,148	37,267,165
Coherent, Inc.*	851,352	46,143,278
IPG Photonics Corp.*	631,923	52,209,478

Energy equipment & services—0.2%
Geospace Technologies Corp.*	559,634	8,595,978

Food & staples retailing—0.3%
United Natural Foods, Inc.*	217,270	10,961,271

Food products—2.6%
Pinnacle Foods, Inc.	493,988	21,774,991
The Hain Celestial Group, Inc.*	601,548	29,987,168
The WhiteWave Foods Co.*	1,216,113	49,836,311

Health care equipment & supplies—7.5%
Abiomed, Inc.*	210,184	15,482,153
DexCom, Inc.*	246,634	20,549,545
Natus Medical, Inc.*	1,439,443	65,537,840
NuVasive, Inc.*	440,055	20,752,994
Sirona Dental Systems, Inc.*	550,528	60,079,121
STERIS Corp.	548,771	41,130,387
West Pharmaceutical Services, Inc.	632,499	37,956,265
ZELTIQ Aesthetics, Inc.*	984,983	33,233,326

Health care providers & services—5.0%
Acadia Healthcare Co., Inc.*	514,606	31,601,954
Air Methods Corp.*	570,828	23,363,990
Centene Corp.*	1,312,337	78,057,805
HealthSouth Corp.	401,394	13,980,553
Team Health Holdings, Inc.*	835,202	49,836,503

Health care technology—1.7%
HMS Holdings Corp.*	2,047,943	21,564,840
MedAssets, Inc.*	1,039,484	24,614,981
Medidata Solutions, Inc.*	442,825	19,041,475

Hotels restaurants & leisure—3.6%
Buffalo Wild Wings, Inc.*	136,283	21,024,378
Chuy’s Holdings, Inc.*	1,016,268	27,652,652
Cracker Barrel Old Country Store, Inc.	165,576	22,760,077
Dominos Pizza, Inc.	368,044	39,259,254
Intrawest Resorts Holdings, Inc.*	1,685,772	15,104,517
Jack in the Box, Inc.	224,507	16,732,507

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

10.31.2015

EAGLE SMALL CAP GROWTH FUND (cont’d)
COMMON STOCKS—97.8%	Shares	Value
Household durables—2.1%
KB Home	1,508,741	$ 19,764,507
Universal Electronics, Inc.*	1,311,307	62,378,874

Insurance—1.5%
Enstar Group Ltd.*	192,849	30,431,572
ProAssurance Corp.	526,745	27,896,415

Internet & catalog retail—1.2%
HSN, Inc.	309,962	19,171,150
Nutrisystem, Inc.	1,127,940	26,089,252

Internet software & services—2.5%
Cornerstone OnDemand, Inc.*	716,443	22,567,954
Demandware, Inc.*	357,700	20,281,590
HomeAway, Inc.*	722,759	22,810,274
WebMD Health Corp.*	420,191	17,084,966
Zillow Group, Inc., Class A*	188,196	5,798,319
Zillow Group, Inc., Class C*	376,392	10,422,294

IT services—0.2%
Everi Holdings, Inc.*	1,966,198	9,201,807

Leisure products—0.9%
Brunswick Corp.	639,697	34,422,096

Life sciences tools & services—1.1%
PAREXEL International Corp.*	380,227	23,999,928
PRA Health Sciences, Inc.*	549,784	19,264,431

Machinery—2.4%
Colfax Corp.*	610,926	16,470,565
Proto Labs, Inc.*	198,071	12,842,923
WABCO Holdings, Inc.*	402,720	45,197,266
Woodward, Inc.	392,322	17,850,651

Multiline retail—0.9%
Burlington Stores, Inc.*	701,699	33,737,688

Oil, gas & consumable fuels—2.4%
Diamondback Energy, Inc.*	330,900	24,433,656
Gulfport Energy Corp.*	857,483	26,127,507
RSP Permian, Inc.*	1,612,345	44,210,500

Pharmaceuticals—2.1%
Dermira, Inc.*	854,147	23,053,428
Prestige Brands Holdings, Inc.*	863,476	42,318,959
The Medicines Co.*	443,081	15,171,093

Professional services—0.5%
The Advisory Board Co.*	456,040	19,988,233

Real estate investment trusts (REITs)—1.7%
The GEO Group, Inc.	1,283,247	41,410,381
Two Harbors Investment Corp.	3,133,904	26,512,828

Road & rail—0.9%
Landstar System, Inc.	570,617	35,971,696

Semiconductors & semiconductor equipment—3.3%
Cavium, Inc.*	1,014,448	71,975,086
Qorvo, Inc.*	355,940	15,636,444
Teradyne, Inc.	811,000	15,830,720
Veeco Instruments, Inc.*	1,539,026	27,733,249

Software—14.1%
ANSYS, Inc.*	359,070	34,222,962
Aspen Technology, Inc.*	565,366	23,400,499
Fortinet, Inc.*	2,147,198	73,777,723

COMMON STOCKS —97.8%	Shares	Value
Software (cont’d)
Guidewire Software, Inc.*	535,436	$ 31,178,438
Imperva, Inc.*	446,309	31,518,342
Manhattan Associates, Inc.*	611,746	44,565,696
Proofpoint, Inc.*	1,132,558	79,777,385
PTC, Inc.*	1,511,888	53,581,311
Qualys, Inc.*	1,353,440	47,803,501
RealPage, Inc.*	1,102,340	18,629,546
The Ultimate Software Group, Inc.*	412,983	84,393,076
Tyler Technologies, Inc.*	176,531	30,073,821

Specialty retail—3.9%
Genesco, Inc.*	1,547,653	96,960,460
Restoration Hardware Holdings, Inc.*	130,600	13,463,554
Vitamin Shoppe, Inc.*	1,458,783	41,852,484

Technology hardware, storage & peripherals—0.5%
Electronics For Imaging, Inc.*	433,456	20,129,697

Textiles, apparel & luxury goods—2.0%
Steven Madden Ltd.*	1,449,700	50,522,045
Tumi Holdings, Inc.*	1,847,380	29,613,501

Thrifts & mortgage finance—0.7%
MGIC Investment Corp.*	2,907,890	27,334,166

Trading companies & distributors—0.9%
Air Lease Corp.	658,930	22,212,530
H&E Equipment Services, Inc.	605,641	11,694,928
Total common stocks (cost $2,877,135,345)		3,840,288,268

MONEY MARKET FUNDS—2.2%
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.01%#	88,126,480	88,126,480
Total money market funds (cost $88,126,480)		88,126,480

Total investment portfolio (cost $2,965,261,825) 100.0% ‡		3,928,414,748

Liabilities in excess of other assets 0.0%		(1,028,731)

Total net assets 100.0%		$3,927,386,017

* Non-income producing security

# Annualized seven-day yield as of October 31, 2015.

‡ As of October 31, 2015, aggregate cost for federal income tax purposes was $2,984,435,908, Net unrealized appreciation (depreciation) on a tax-basis was $943,978,840, including aggregate gross unrealized appreciation and depreciation of $1,134,866,811 and $(190,887,971), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2015

Sector allocation (unaudited)
Sector	Percent of net assets
Health care	26.4%
Information technology	24.2%
Consumer discretionary	16.8%
Industrials	13.6%
Financials	7.0%
Materials	4.3%
Consumer staples	2.9%
Energy	2.6%
Money market funds	2.2%

EAGLE SMALLER COMPANY FUND
COMMON STOCKS—99.0%	Shares	Value
Aerospace & defense—1.7%
Esterline Technologies Corp.*	4,550	$350,578
HEICO Corp.	15,194	766,385

Auto components—1.4%
Gentherm, Inc.*	19,272	947,411

Banks—7.6%
Eagle Bancorp, Inc.*	14,910	709,716
Pacwest Bancorp	16,963	764,013
Signature Bank*	7,012	1,044,227
South State Corp.	10,260	795,150
Texas Capital Bancshares, Inc.*	11,911	657,487
Western Alliance Bancorporation*	27,585	986,164

Building products—1.0%
A.O. Smith Corp.	8,250	633,765

Capital markets—2.9%
Evercore Partners, Inc., Class A	12,862	694,548
Financial Engines, Inc.	16,501	530,672
HFF, Inc., Class A	18,882	651,807

Chemicals—3.3%
Albemarle Corp.	8,112	434,154
Balchem Corp.	17,237	1,177,287
Sensient Technologies Corp.	8,120	529,993

Commercial services & supplies—3.4%
Clean Harbors, Inc.*	10,004	465,086
Copart, Inc.*	11,608	420,325
Healthcare Services Group, Inc.	22,432	835,816
Ritchie Bros Auctioneers, Inc.	20,514	532,749

Communications equipment—1.4%
Plantronics, Inc.	16,517	885,642

Construction & engineering—1.0%
Primoris Services Corp.	32,725	651,882

Consumer finance—1.3%
PRA Group, Inc.*	16,002	876,910

Containers & packaging—3.2%
AptarGroup, Inc.	11,347	834,686
Berry Plastics Group, Inc.*	28,104	941,484
Silgan Holdings, Inc.	6,889	350,443

COMMON STOCKS—99.0%	Shares	Value
Diversified financial services—1.1%
NASDAQ, Inc.	12,819	$ 742,092

Electric utilities—1.1%
ALLETE, Inc.	13,988	702,337

Electronic equipment, instruments & components—1.9%
Cognex Corp.	14,366	540,162
FLIR Systems, Inc.	25,593	682,565

Energy equipment & services—1.0%
Core Laboratories N.V.	3,683	428,444
Superior Energy Services, Inc.	17,896	253,407

Food & staples retailing—1.3%
Casey’s General Stores, Inc.	7,841	832,871

Food products—2.7%
J & J Snack Foods Corp.	6,066	744,844
TreeHouse Foods, Inc.*	11,695	1,001,560

Health care equipment & supplies—8.0%
Align Technology, Inc.*	9,068	593,591
Globus Medical, Inc., Class A*	34,367	768,103
ICU Medical, Inc.*	5,662	622,650
Integra LifeSciences Holdings Corp.*	13,409	798,774
Neogen Corp.*	7,501	405,429
NuVasive, Inc.*	11,517	543,142
STERIS Corp.	13,803	1,034,535
West Pharmaceutical Services, Inc.	7,842	470,598

Health care providers & services—3.0%
Acadia Healthcare Co., Inc.*	8,716	535,250
AmSurg Corp.*	12,445	872,270
MEDNAX, Inc.*	7,985	562,703

Health care technology—0.5%
Omnicell, Inc.*	13,209	359,285

Hotels restaurants & leisure—3.8%
Bloomin’ Brands, Inc.	39,109	663,680
Dunkin’ Brands Group, Inc.	14,339	593,778
Popeyes Louisiana Kitchen, Inc.*	12,258	691,841
Texas Roadhouse, Inc.	15,375	528,131

Household durables—1.4%
Jarden Corp.*	19,929	892,819

Household products—0.4%
Spectrum Brands Holdings, Inc.	2,542	243,651

Insurance—2.5%
AMERISAFE, Inc.	12,324	674,493
Selective Insurance Group, Inc.	26,143	953,958

Internet software & services—1.8%
j2 Global, Inc.	8,187	634,902
SPS Commerce, Inc.*	8,015	575,637

IT services—1.6%
Gartner, Inc.*	5,719	518,542
NeuStar, Inc., Class A*	18,339	498,637

Life sciences tools & services—2.1%
Bio-Rad Laboratories, Inc., Class A*	6,108	851,944
Bio-Techne Corp.	5,914	521,615

Machinery—4.8%
CLARCOR, Inc.	10,020	499,597
Graco, Inc.	8,273	607,238
IDEX Corp.	9,269	711,488

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

10.31.2015

EAGLE SMALLER COMPANY FUND (cont’d)
COMMON STOCKS—99.0%	Shares	Value
Machinery (cont’d)
Proto Labs, Inc.*	10,655	$ 690,870
The Toro Co.	8,576	645,515

Media—0.8%
MDC Partners, Inc., Class A	26,120	542,774

Metals & mining—1.0%
Steel Dynamics, Inc.	33,793	624,157

Multiline Retail—1.1%
Burlington Stores, Inc.*	14,810	712,065

Oil, gas & consumable fuels—2.0%
Carrizo Oil & Gas, Inc.*	11,998	451,485
SM Energy Co.	14,838	494,847
Whiting Petroleum Corp.*	19,705	339,517

Pharmaceuticals—2.1%
Catalent, Inc.*	27,346	726,857
Prestige Brands Holdings, Inc.*	13,881	680,308

Professional services—1.1%
WageWorks, Inc.*	15,057	723,037

Real estate investment trusts (REITs)—5.1%
American Assets Trust, Inc.	19,031	802,347
Corporate Office Properties Trust	33,478	769,994
Hudson Pacific Properties, Inc.	21,481	613,712
Pebblebrook Hotel Trust	22,628	773,425
Terreno Realty Corp.	17,000	380,460

Road & rail—2.4%
Genesee & Wyoming, Inc., Class A*	12,556	842,507
Landstar System, Inc.	7,846	494,612
Roadrunner Transportation Systems, Inc.*	22,995	244,667

Semiconductors & semiconductor equipment—3.2%
Cavium, Inc.*	7,745	549,508
Diodes, Inc.*	30,746	704,083
Power Integrations, Inc.	16,966	858,649

Software—9.0%
Ellie Mae, Inc.*	13,462	982,457
Monotype Imaging Holdings, Inc.	20,787	568,317
NICE- Systems Ltd., Sponsored ADR	17,823	1,101,818
Qlik Technologies, Inc.*	31,255	980,469
Qualys, Inc.*	20,137	711,239
SolarWinds, Inc.*	26,441	1,534,371

Specialty retail—1.7%
Mattress Firm Holding Corp.*	8,017	341,284
Monro Muffler Brake, Inc.	10,050	745,408

Textiles, apparel & luxury goods—1.5%
Steven Madden Ltd.*	16,241	565,999
Tumi Holdings, Inc.*	27,888	447,044

Trading companies & distributors—0.8%
MSC Industrial Direct Co., Inc., Class A	8,575	538,253
Total common stocks (cost $53,793,337)		64,806,998

MONEY MARKET FUNDS—2.1%	Shares	Value
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.01%#	1,373,329	$ 1,373,329

Total money market funds (cost $1,373,329)		1,373,329

Total investment portfolio (cost $55,166,666) 101.1%‡		66,180,327

Liabilities in excess of other assets (1.1)%		(715,226)

Total net assets 100.0%		$65,465,101

* Non-income producing security

# Annualized seven-day yield as of October 31, 2015

‡ As of October 31, 2015, aggregate cost for federal income tax purposes was $55,633,253, Net unrealized appreciation (depreciation) on a tax-basis was $10,547,074 including aggregate gross unrealized appreciation and depreciation of $13,534,829 and $(2,987,755), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Financials	20.5%
Information technology	18.8%
Industrials	16.3%
Health care	15.8%
Consumer discretionary	11.7%
Materials	7.5%
Consumer staples	4.3%
Energy	3.0%
Money market funds	2.1%
Utilities	1.1%

24	The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities

10.31.2015

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Stock Fund	Eagle Investment Grade Bond Fund

Assets
Investments, at value (a)	$348,181,015	$581,480,470	$17,164,380	$50,286,016
Receivable for investments sold	—	—	2,130,319	—
Receivable for fund shares sold	765,410	411,705	35,505	50,275
Receivable for dividends and interest, net	284,547	986,634	81,310	231,794
Receivable due from advisor, net	—	—	18,243	13,546
Prepaid expenses	23,227	10,854	2,798	13,799
Total assets	349,254,199	582,889,663	19,432,555	50,595,430

Liabilities
Payable for investments purchased	—	—	2,327,318	499,503
Payable for fund shares redeemed	158,036	1,330,705	21,986	55,842
Accrued custody fees	1,673	4,911	2,920	287
Accrued investment advisory fees, net	178,211	227,212	—	—
Accrued administrative fees	40,042	64,153	2,018	5,985
Accrued distribution fees	94,539	202,840	6,239	22,096
Accrued transfer agent and shareholder servicing fees	26,004	65,180	1,916	4,877
Accrued internal audit fees	1,195	1,195	1,195	1,195
Accrued trustees and officers compensation	14,387	14,387	14,387	14,387
Other accrued expenses	56,095	69,212	45,918	45,372
Total liabilities	570,182	1,979,795	2,423,897	649,544
Net assets	348,684,017	580,909,868	17,008,658	49,945,886

Net assets consists of
Paid-in capital	191,144,402	456,582,808	16,743,614	49,635,195
Undistributed net investment income (loss)	402,892	—	74,253	(45,676)
Accumulated net realized gain (loss)	46,480,116	(1,173,046)	(151,422)	141,565
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	110,656,607	125,500,106	342,213	214,802
Net assets	348,684,017	580,909,868	17,008,658	49,945,886

Net assets, at market value
Class A	167,755,247	180,371,317	9,738,710	19,696,694
Class C	69,100,306	197,249,951	5,085,984	21,129,705
Class I	103,027,547	199,836,581	2,150,026	9,085,511
Class R-3	883,766	3,116,333	3,024	28,548
Class R-5	7,914,654	331,516	27,834	2,910
Class R-6	2,497	4,170	3,080	2,518

Net asset value (“NAV”), offering and redemption price per share (b)
Class A	$40.32	$17.52	$16.02	$14.87
Maximum offering price (c)	42.33	18.39	16.82	15.45
Class C	32.37	16.86	15.83	14.84
Class I	41.83	17.48	16.08	14.90
Class R-3	39.33	17.44	15.99	14.87
Class R-5	41.70	17.50	16.09	14.88
Class R-6	41.66	17.46	16.11	14.94

Shares of beneficial interest outstanding
Class A	4,160,865	10,296,600	608,097	1,324,444
Class C	2,134,504	11,700,264	321,305	1,423,929
Class I	2,463,284	11,430,013	133,706	609,741
Class R-3	22,473	178,646	189	1,920
Class R-5	189,805	18,939	1,730	196
Class R-6	60	239	191	169

(a) identified cost	$237,524,408	$455,975,879	$16,819,440	$50,071,214

(b) NAV amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c) For all funds except Eagle Investment Grade Bond Fund, the maximum offering price is computed as 100/95.25 of NAV. The maximum offering price for the Eagle Investment Grade Bond Fund is computed as 100/96.25 of NAV.

26	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2015

Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Growth Fund	Eagle Smaller Company Fund

$1,172,978,217	$315,186,976	$3,928,414,748	$66,180,327
5,937,854	5,348,536	23,241,419	547,331
1,473,798	183,472	5,709,302	8,963
233,074	100,470	501,655	14,489
—	—	—	—
19,160	8,592	50,433	4,182
1,180,642,103	320,828,046	3,957,917,557	66,755,292

—	10,695,319	19,425,323	942,741
3,907,240	669,204	7,925,488	199,368
5,408	2,807	18,702	1,790
548,084	191,796	1,722,017	34,555
117,348	36,997	375,425	7,349
179,473	123,560	360,693	21,945
46,774	57,262	382,648	13,901
1,195	1,195	1,195	1,195
14,387	14,387	14,387	14,387
110,241	53,363	305,662	52,960
4,930,150	11,845,890	30,531,540	1,290,191
1,175,711,953	308,982,156	3,927,386,017	65,465,101

930,626,011	216,216,743	2,747,467,143	55,735,692
(4,473,377)	(2,008,520)	(15,076,793)	(477,311)
17,009,294	37,025,633	231,842,744	(806,941)
232,550,025	57,748,300	963,152,923	11,013,661
1,175,711,953	308,982,156	3,927,386,017	65,465,101

353,535,640	146,535,300	710,537,656	19,554,247
116,709,742	108,657,973	185,937,760	20,786,399
358,481,319	51,280,225	1,757,362,090	14,974,360
23,664,629	1,783,252	118,503,930	330,413
133,039,261	275,031	418,127,726	8,369
190,281,362	450,375	736,916,855	9,811,313

$43.39	$28.35	$52.98	$12.32
45.55	29.76	55.62	12.93
35.76	22.64	42.10	11.05
45.26	29.50	54.84	13.07
42.46	27.55	51.82	11.96
45.15	29.65	55.02	12.93
45.43	29.70	55.27	12.96

8,148,752	5,168,114	13,410,751	1,587,318
3,263,484	4,798,581	4,416,092	1,880,800
7,920,612	1,738,278	32,047,769	1,145,377
557,369	64,727	2,286,723	27,625
2,946,284	9,277	7,599,078	647
4,188,495	15,166	13,334,139	757,297

$940,428,192	$257,438,676	$2,965,261,825	$55,166,666

The accompanying notes are an integral part of the financial statements.	27

Statements of Operations

11.01.2014 to 10.31.2015

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Stock Fund	Eagle Investment Grade Bond Fund

Investment income
Dividends (a)	$4,802,418	$19,167,949	$313,814	$—
Interest	22	86	11	1,070,570
Total income	4,802,440	19,168,035	313,825	1,070,570

Expenses
Investment advisory fees	2,033,670	2,954,663	107,255	161,185
Administrative fees:
Class A	252,030	316,819	9,667	32,068
Class C	103,019	314,507	6,953	35,274
Class I	94,779	212,024	1,527	8,801
Class R-3	1,170	4,770	5	44
Class R-5	6,686	2,494	6	3
Class R-6	1	84	3	1
Distribution and service fees:
Class A	420,050	528,032	16,112	53,446
Class C	686,791	2,096,711	46,350	235,159
Class R-3	3,901	15,899	15	146
Transfer agent and shareholder servicing fees:
Class A	140,036	176,312	8,166	16,739
Class C	69,376	218,380	7,130	23,110
Class I	87,106	257,502	1,726	8,879
Class R-3	1,178	7,875	1	47
Class R-5	3,029	3,792	1	1
Class R-6	—	12	1	—
Custodian fees	15,045	26,208	20,018	6,075
Professional fees	121,611	126,335	133,284	129,006
State registration fees	80,044	115,049	81,441	69,846
Trustees and officers compensation	68,869	68,869	68,869	68,869
Internal audit fees	11,898	11,898	11,898	11,898
Other expenses	80,989	148,463	28,112	25,176
Total expenses before adjustments	4,281,278	7,606,698	548,540	885,773
Fees and expenses waived	—	—	(319,604)	(261,093)
Recovered fees previously waived by Manager	6,282	—	—	—
Expense offsets	(3,764)	(19,212)	(512)	(1,788)
Total expenses after adjustments	4,283,796	7,587,486	228,424	622,892

Net investment income (loss)	518,644	11,580,549	85,401	447,678

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	51,957,713	(1,242,408)	(144,269)	161,988
Net realized loss on foreign currency translations	—	(4,139)	(11,144)	—
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(20,354,740)	(23,211,803)	306,709	9,154
Net gain (loss) on investments	31,602,973	(24,458,350)	151,296	171,142

Net increase (decrease) in assets resulting from operations	32,121,617	(12,877,801)	236,697	618,820

(a) Net of foreign withholding taxes	$—	$39,144	$6,052	$—

28	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.01.2014 to 10.31.2015

Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Growth Fund	Eagle Smaller Company Fund

$5,023,504	$2,972,410	$20,108,863	$613,883
454	137	890	29
5,023,958	2,972,547	20,109,753	613,912

5,301,205	2,130,514	20,937,888	498,782

498,158	244,715	1,187,129	32,403
168,298	180,000	293,602	27,443
267,342	68,667	1,836,556	19,753
31,088	3,699	190,055	548
80,447	292	394,901	7
108,667	517	692,264	23,108

830,264	407,858	1,978,548	54,005
1,121,988	1,200,003	1,957,347	182,954
103,627	12,330	633,518	1,827

356,200	201,009	1,166,771	34,413
104,825	151,559	230,323	30,661
253,449	171,661	2,366,209	25,016
27,872	5,701	226,077	1,331
77,434	496	392,418	1
10,410	103	74,700	11,041
35,262	19,378	142,842	19,082
120,634	120,634	120,634	152,789
105,242	82,844	119,718	82,202
68,869	68,869	68,869	68,891
11,898	11,898	11,898	11,898
188,597	110,773	872,775	33,905
9,871,776	5,193,520	35,895,042	1,312,060
—	(75,185)	—	(216,645)
—	—	—	—
(37,762)	(18,746)	(82,288)	(4,064)
9,834,014	5,099,589	35,812,754	1,091,351

(4,810,056)	(2,127,042)	(15,703,001)	(477,439)

17,451,158	37,997,276	248,468,849	15,766,964
—	—	—	—
13,728,345	(25,980,055)	(137,448,677)	(18,566,546)
31,179,503	12,017,221	111,020,172	(2,799,582)

26,369,447	9,890,179	95,317,171	(3,277,021)

$—	$2,740	$—	$922

The accompanying notes are an integral part of the financial statements.	29

Statements of Changes in Net Assets

	Eagle Capital Appreciation Fund		Eagle Growth & Income Fund		Eagle International Stock Fund
	11/1/14 to 10/31/2015	11/1/13 to 10/31/2014	11/1/14 to 10/31/2015	11/1/13 to 10/31/2014	11/1/14 to 10/31/2015	11/1/13 to 10/31/2014

Net assets, beginning of year	$318,992,086	$324,382,862	$649,868,578	$486,405,768	$9,609,342	$6,748,495
Increase (decrease) in net assets from operations
Net investment income (loss)	518,644	(255,416)	11,580,549	8,832,217	85,401	195,628
Net realized gain (loss) on investments	51,957,713	58,437,026	(1,242,408)	6,058,856	(144,269)	367,821
Net realized loss on foreign currency transactions	—	—	(4,139)	—	(11,144)	(4,719)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(20,354,740)	(5,851,822)	(23,211,803)	57,191,380	306,709	(520,004)
Net increase (decrease) in net assets resulting from operations	32,121,617	52,329,788	(12,877,801)	72,082,453	236,697	38,726
Distributions to shareholders from
Net investment income	(115,740)	—	(10,641,982)	(8,518,286)	(196,447)	(49,408)
Net realized gains	(43,827,035)	(35,009,202)	(4,636,851)	(10,915,677)	(367,993)	(39,253)
Return of capital	—	—	(660,554)	—	—	—
Total distributions to shareholders	(43,942,775)	(35,009,202)	(15,939,387)	(19,433,963)	(564,440)	(88,661)
Fund share transactions
Proceeds from shares sold-Class A	33,136,485	11,188,592	23,264,358	53,465,827	6,395,621	1,599,189
Proceeds issued in connection with merger-Class A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class A	20,299,251	20,412,864	4,820,342	6,970,429	234,175	49,644
Cost of shares redeemed-Class A	(37,453,147)	(86,305,113)	(60,811,651)	(73,024,993)	(884,504)	(1,042,164)
Proceeds from shares sold-Class C	4,446,482	2,002,057	24,729,602	46,666,814	1,412,539	1,856,249
Proceeds issued in connection with merger-Class C	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class C	10,611,069	7,834,393	3,354,086	4,355,041	235,418	27,517
Cost of shares redeemed-Class C	(9,606,335)	(12,083,587)	(33,234,997)	(27,019,100)	(596,199)	(406,305)
Proceeds from shares sold-Class I	21,883,378	57,013,517	52,192,777	124,523,054	1,569,614	995,850
Proceeds issued in connection with merger-Class I	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class I	11,392,648	2,990,467	4,753,546	4,021,082	86,523	8,456
Cost of shares redeemed-Class I	(16,357,631)	(10,711,580)	(54,463,116)	(29,111,775)	(750,130)	(177,775)
Proceeds from shares sold-Class R-3	558,225	222,505	740,034	1,351,166	—	—
Proceeds issued in connection with merger-Class R-3	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-3	81,840	84,996	55,416	117,466	184	33
Cost of shares redeemed-Class R-3	(311,328)	(529,326)	(1,665,403)	(1,883,547)	—	—
Proceeds from shares sold-Class R-5	2,886,352	956,571	324,557	422,245	23,411	—
Proceeds issued in connection with merger-Class R-5	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-5	708,641	2,133,186	76,170	139,639	202	43
Cost of shares redeemed-Class R-5	(765,341)	(17,920,904)	(4,179,809)	(219,832)	—	—
Proceeds from shares sold-Class R-6	2,500	N/A	55,189	38,065	—	—
Proceeds issued in connection with merger-Class R-6	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-6	—	N/A	2,713	2,880	205	45
Cost of shares redeemed-Class R-6	—	N/A	(155,336)	(141)	—	—
Net increase (decrease) from fund share transactions	41,513,089	(22,711,362)	(40,141,522)	110,814,320	7,727,059	2,910,782
Increase (decrease) in net assets	29,691,931	(5,390,776)	(68,958,710)	163,462,810	7,399,316	2,860,847
Net assets, end of year (a)	348,684,017	318,992,086	580,909,868	649,868,578	17,008,658	9,609,342
(a) includes undistributed (accumulated) net investment income (loss) of	$402,892	$—	$—	$377,406	$74,253	$196,447

Shares issued and redeemed
Shares sold-Class A	836,060	290,023	1,291,847	3,067,548	399,470	95,317
Shares issued in connection with merger-Class A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class A	542,616	555,858	270,191	407,616	15,467	3,018
Shares redeemed-Class A	(953,260)	(2,287,788)	(3,480,079)	(4,095,582)	(54,995)	(62,896)
Shares sold-Class C	141,111	61,036	1,419,072	2,771,031	86,814	110,716
Shares issued in connection with merger-Class C	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class C	350,895	254,111	194,455	265,339	15,622	1,678
Shares redeemed-Class C	(303,924)	(371,357)	(1,937,121)	(1,597,125)	(37,342)	(25,241)
Shares sold-Class I	543,861	1,474,055	2,890,819	7,095,701	95,575	59,928
Shares issued in connection with merger-Class I	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class I	294,308	79,155	267,917	233,983	5,711	513
Shares redeemed-Class I	(406,488)	(266,428)	(3,071,098)	(1,657,345)	(45,654)	(10,575)
Shares sold-Class R-3	14,534	5,876	41,163	78,381	—	—
Shares issued in connection with merger-Class R-3	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-3	2,237	2,351	3,122	6,915	12	2
Shares redeemed-Class R-3	(8,614)	(13,901)	(91,172)	(107,186)	—	—
Shares sold-Class R-5	71,310	24,209	18,072	24,393	1,539	—
Shares issued in connection with merger-Class R-5	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-5	18,354	56,613	4,175	8,167	13	3
Shares redeemed-Class R-5	(19,094)	(466,843)	(228,125)	(12,840)	—	—
Shares sold-Class R-6	60	N/A	3,021	2,269	—	—
Shares issued in connection with merger-Class R-6	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-6	—	N/A	151	166	13	3
Shares redeemed-Class R-6	—	N/A	(8,665)	(8)	—	—
Shares issued and redeemed	1,123,966	(603,030)	(2,412,255)	6,491,423	482,245	172,466

30	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Eagle Investment Grade Bond Fund		Eagle Mid Cap Growth Fund		Eagle Mid Cap Stock Fund		Eagle Small Cap Growth Fund		Eagle Smaller Company Fund
11/1/14 to 10/31/2015	11/1/13 to 10/31/2014	11/1/14 to 10/31/2015	11/1/13 to 10/31/2014	11/1/14 to 10/31/2015	11/1/13 to 10/31/2014	11/1/14 to 10/31/2015	11/1/13 to 10/31/2014	11/1/14 to 10/31/2015	11/1/13 to 10/31/2014

$57,903,233	$84,902,084	$698,785,887	$593,563,341	$388,881,638	$450,582,889	$3,769,291,164	$3,981,293,766	$88,240,501	$154,522,338

447,678	543,142	(4,810,056)	(2,771,207)	(2,127,042)	(2,526,804)	(15,703,001)	(16,316,601)	(477,439)	(95,431)
161,988	231,924	17,451,158	70,401,971	37,997,276	32,414,418	248,468,849	417,107,331	15,766,964	28,549,082
—	—	—	—	—	—	—	—	—	—
9,154	(132,748)	13,728,345	29,806,807	(25,980,055)	(8,316,189)	(137,448,677)	(117,518,200)	(18,566,546)	(24,095,189)
618,820	642,318	26,369,447	97,437,571	9,890,179	21,571,425	95,317,171	283,272,530	(3,277,021)	4,358,462

(458,386)	(544,923)	—	—	—	—	—	—	—	(88,374)
(231,903)	(195,041)	(68,282,709)	(28,381,810)	(31,201,435)	(30,758,828)	(415,686,715)	(49,712,316)	(37,344,156)	(3,368,574)
—	—	—	—	—	—	—	—	—	—
(690,289)	(739,964)	(68,282,709)	(28,381,810)	(31,201,435)	(30,758,828)	(415,686,715)	(49,712,316)	(37,344,156)	(3,456,948)

1,804,098	7,290,935	154,981,624	77,068,632	4,198,810	7,445,330	297,090,315	215,669,694	1,630,067	6,762,156
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13,607,380	N/A
315,286	408,677	24,891,239	13,448,101	12,520,760	12,830,745	78,356,875	11,481,538	7,518,494	371,262
(5,251,757)	(21,636,890)	(96,110,753)	(143,394,429)	(32,750,607)	(53,322,412)	(357,398,487)	(517,675,872)	(12,684,604)	(7,698,299)
1,550,375	1,826,896	23,171,267	8,641,720	2,704,544	4,651,385	23,022,664	24,600,934	4,375,469	1,680,561
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13,691,573	N/A
183,902	195,129	11,057,171	5,418,216	11,274,729	10,471,294	22,545,321	2,520,743	4,792,335	242,230
(6,975,957)	(16,956,200)	(14,843,390)	(24,912,497)	(20,454,958)	(23,627,973)	(29,084,741)	(35,298,025)	(6,613,385)	(2,407,271)
3,777,682	6,797,984	210,208,261	93,941,606	10,853,022	17,534,085	572,029,963	541,729,771	4,862,500	26,095,440
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,851,450	N/A
148,462	66,295	18,968,090	5,211,140	6,015,615	5,784,713	159,129,969	17,723,669	8,475,402	2,256,614
(3,439,617)	(4,894,849)	(67,776,416)	(32,981,220)	(49,875,149)	(33,225,113)	(611,221,897)	(719,366,030)	(26,327,463)	(102,058,840)
240	450	10,436,504	4,681,391	736,793	699,369	28,626,053	32,262,465	153,620	363,680
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	71,144	N/A
374	322	1,518,526	538,973	374,968	396,879	13,661,003	1,714,339	150,787	3,289
(1,523)	—	(3,471,463)	(2,231,093)	(3,858,954)	(2,223,327)	(39,789,004)	(48,426,097)	(305,072)	(151,818)
—	—	102,996,374	32,814,837	62,933	125,811	145,476,829	144,113,736	315	712
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3,563	N/A
51	46	4,875,830	1,762,800	29,218	43,105	38,385,435	4,405,002	2,565	1,260
—	—	(26,865,439)	(24,188,817)	(215,982)	(393,822)	(83,926,911)	(162,191,616)	—	(55,426)
2,500	N/A	187,190,750	25,855,909	37,633	535,971	406,839,390	203,604,039	6,791,015	13,905,412
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3,570	N/A
6	N/A	3,132,740	462,038	51,774	19,559	62,838,102	6,342,356	12,875,708	403,770
—	N/A	(25,521,587)	(5,970,522)	(293,375)	(259,447)	(248,116,482)	(168,773,462)	(21,080,656)	(6,898,083)
(7,885,878)	(26,901,205)	518,839,328	36,166,785	(58,588,226)	(52,513,848)	478,464,397	(445,562,816)	17,845,777	(67,183,351)
(7,957,347)	(26,998,851)	476,926,066	105,222,546	(79,899,482)	(61,701,251)	158,094,853	(212,002,602)	(22,775,400)	(66,281,837)
49,945,886	57,903,233	1,175,711,953	698,785,887	308,982,156	388,881,638	3,927,386,017	3,769,291,164	65,465,101	88,240,501
$(45,676)	$(55,386)	$(4,473,377)	$(960,788)	$(2,008,520)	$(2,159,767)	$(15,076,793)	$(11,990,571)	$(477,311)	$(223,432)

121,201	491,175	3,537,463	1,795,231	143,442	253,061	5,298,430	3,868,886	112,247	286,905
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,038,708	N/A
21,246	27,606	593,496	330,258	440,872	445,357	1,471,219	209,402	511,127	15,725
(352,849)	(1,459,430)	(2,186,789)	(3,323,578)	(1,115,292)	(1,806,589)	(6,541,425)	(9,285,228)	(854,809)	(325,139)
104,200	123,339	632,821	236,658	114,946	190,909	522,553	535,321	352,716	74,007
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,158,849	N/A
12,435	13,226	317,826	156,319	493,856	440,682	529,357	55,571	357,495	10,742
(469,439)	(1,144,905)	(404,639)	(683,228)	(864,095)	(973,072)	(655,014)	(771,779)	(471,908)	(108,493)
253,282	458,013	4,536,863	2,071,455	355,200	574,652	9,950,031	9,472,409	319,240	1,081,117
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	422,219	N/A
9,986	4,466	434,749	123,868	204,058	194,575	2,894,273	315,200	539,091	93,635
(230,793)	(329,414)	(1,479,921)	(741,772)	(1,627,944)	(1,093,013)	(10,701,063)	(12,486,765)	(1,508,034)	(4,265,479)
16	30	242,518	110,032	25,838	24,311	523,192	588,013	10,471	15,389
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,582	N/A
25	22	36,920	13,431	13,541	14,064	261,605	31,718	10,415	141
(101)	—	(79,611)	(52,878)	(138,763)	(76,743)	(736,395)	(885,930)	(19,124)	(6,543)
—	—	2,258,291	736,366	2,095	4,089	2,511,078	2,495,451	22	29
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	260	N/A
4	3	111,908	41,941	986	1,443	696,018	78,131	168	52
—	—	(586,680)	(537,036)	(7,092)	(13,317)	(1,465,804)	(2,826,233)	—	(2,239)
168	N/A	4,046,600	575,680	1,205	17,180	6,991,787	3,525,589	459,810	569,876
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	260	N/A
1	N/A	71,622	10,970	1,746	655	1,135,286	112,294	839,493	16,761
—	N/A	(555,759)	(134,362)	(9,849)	(8,489)	(4,460,601)	(2,947,403)	(1,580,210)	(286,416)
(530,618)	(1,815,869)	11,527,678	729,355	(1,965,250)	(1,810,245)	8,224,527	(7,915,353)	1,704,088	(2,829,930)

The accompanying notes are an integral part of the financial statements.	31

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)	Portfolio turnover rate (%) (a)		Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A*
11/01/14	10/31/15	$42.02	$0.09	$3.80	$3.89	$—	$(5.59)	$—	$(5.59)	$40.32	1.19		1.19		0.22	42		10.29	$168
11/01/13	10/31/14	39.59	0.01	6.64	6.65	—	(4.22)	—	(4.22)	42.02	1.23		1.23		0.02	33		18.34	157
11/01/12	10/31/13	30.95	0.10	8.66	8.76	(0.12)	—	—	(0.12)	39.59	1.30		1.30		0.30	69	(c)	28.41	205
11/01/11	10/31/12	26.97	0.02	3.96	3.98	—	—	—	—	30.95	1.24		1.24		0.06	22		14.76	203
11/01/10	10/31/11	26.24	(0.01)	0.74	0.73	—	—	—	—	26.97	1.22		1.22		(0.03)	37		2.78	293
Class C*
11/01/14	10/31/15	35.05	(0.17)	3.08	2.91	—	(5.59)	—	(5.59)	32.37	1.96		1.96		(0.54)	42		9.42	69
11/01/13	10/31/14	33.93	(0.24)	5.58	5.34	—	(4.22)	—	(4.22)	35.05	1.97		1.97		(0.73)	33		17.45	68
11/01/12	10/31/13	26.62	(0.13)	7.44	7.31	—	—	—	—	33.93	2.03		2.03		(0.43)	69	(c)	27.46	68
11/01/11	10/31/12	23.36	(0.16)	3.42	3.26	—	—	—	—	26.62	1.94		1.94		(0.64)	22		13.96	66
11/01/10	10/31/11	22.88	(0.18)	0.66	0.48	—	—	—	—	23.36	1.92		1.92		(0.74)	37		2.10	67
Class I*
11/01/14	10/31/15	43.34	0.21	3.93	4.14	(0.06)	(5.59)	—	(5.65)	41.83	0.90		0.90		0.51	42		10.59	103
11/01/13	10/31/14	40.60	0.13	6.83	6.96	—	(4.22)	—	(4.22)	43.34	0.94		0.93		0.32	33		18.68	88
11/01/12	10/31/13	31.72	0.19	8.92	9.11	(0.23)	—	—	(0.23)	40.60	0.95		0.99		0.51	69	(c)	28.87	30
11/01/11	10/31/12	27.55	0.11	4.06	4.17	—	—	—	—	31.72	0.92		0.92		0.38	22		15.14	14
11/01/10	10/31/11	26.72	0.08	0.75	0.83	—	—	—	—	27.55	0.90		0.90		0.28	37		3.11	18
Class R-3*
11/01/14	10/31/15	41.24	(0.04)	3.72	3.68	—	(5.59)	—	(5.59)	39.33	1.51		1.51		(0.10)	42		9.94	1
11/01/13	10/31/14	39.05	(0.11)	6.52	6.41	—	(4.22)	—	(4.22)	41.24	1.56		1.56		(0.30)	33		17.94	1
11/01/12	10/31/13	30.53	0.01	8.52	8.53	(0.01)	—	—	(0.01)	39.05	1.60		1.60		0.02	69	(c)	27.94	1
11/01/11	10/31/12	26.68	(0.06)	3.91	3.85	—	—	—	—	30.53	1.53		1.53		(0.22)	22		14.43	1
11/01/10	10/31/11	26.03	(0.09)	0.74	0.65	—	—	—	—	26.68	1.51		1.51		(0.33)	37		2.50	1
Class R-5*
11/01/14	10/31/15	43.20	0.18	3.93	4.11	(0.02)	(5.59)	—	(5.61)	41.70	0.95		0.86		0.46	42		10.54	8
11/01/13	10/31/14	40.50	0.10	6.82	6.92	—	(4.22)	—	(4.22)	43.20	0.95		0.94		0.25	33		18.62	5
11/01/12	10/31/13	31.66	0.25	8.83	9.08	(0.24)	—	—	(0.24)	40.50	0.95		0.99		0.73	69	(c)	28.84	20
11/01/11	10/31/12	27.50	0.11	4.05	4.16	—	—	—	—	31.66	0.92		0.92		0.37	22		15.13	30
11/01/10	10/31/11	26.67	0.07	0.76	0.83	—	—	—	—	27.50	0.93		0.93		0.25	37		3.11	24
Class R-6*
07/31/15	10/31/15	41.71	0.06	(0.11)	(0.05)	—	—	—	—	41.66	0.82	(e)	0.82	(e)	0.57 (e)	42		(0.12)	0

Eagle Growth & Income Fund
Class A*
11/01/14	10/31/15	18.27	0.36	(0.64)	(0.28)	(0.32)	(0.13)	(0.02)	(0.47)	17.52	1.02		1.02		1.99	25		(1.55)	180
11/01/13	10/31/14	16.68	0.30	1.91	2.21	(0.28)	(0.34)	—	(0.62)	18.27	1.02		1.02		1.71	10		13.52	223
11/01/12	10/31/13	13.87	0.33	3.06	3.39	(0.33)	(0.25)	—	(0.58)	16.68	1.09		1.09		2.17	28		25.14	214
11/01/11	10/31/12	13.14	0.30	1.36	1.66	(0.27)	(0.66)	—	(0.93)	13.87	1.12		1.12		2.25	20		13.48	175
11/01/10	10/31/11	12.83	0.27	0.30	0.57	(0.26)	—	—	(0.26)	13.14	1.21		1.21		2.02	123	(d)	4.46	134
Class C*
11/01/14	10/31/15	17.60	0.21	(0.60)	(0.39)	(0.20)	(0.13)	(0.02)	(0.35)	16.86	1.79		1.79		1.21	25		(2.30)	197
11/01/13	10/31/14	16.10	0.16	1.83	1.99	(0.15)	(0.34)	—	(0.49)	17.60	1.79		1.79		0.92	10		12.63	212
11/01/12	10/31/13	13.41	0.21	2.95	3.16	(0.22)	(0.25)	—	(0.47)	16.10	1.84		1.84		1.39	28		24.23	170
11/01/11	10/31/12	12.74	0.20	1.32	1.52	(0.19)	(0.66)	—	(0.85)	13.41	1.86		1.86		1.50	20		12.67	121
11/01/10	10/31/11	12.46	0.17	0.29	0.46	(0.18)	—	—	(0.18)	12.74	1.93		1.93		1.30	123	(d)	3.68	80
Class I*
11/01/14	10/31/15	18.24	0.40	(0.64)	(0.24)	(0.37)	(0.13)	(0.02)	(0.52)	17.48	0.76		0.76		2.23	25		(1.33)	200
11/01/13	10/31/14	16.65	0.33	1.93	2.26	(0.33)	(0.34)	—	(0.67)	18.24	0.77		0.77		1.89	10		13.86	207
11/01/12	10/31/13	13.85	0.37	3.06	3.43	(0.38)	(0.25)	—	(0.63)	16.65	0.80		0.80		2.37	28		25.49	94
11/01/11	10/31/12	13.13	0.34	1.36	1.70	(0.32)	(0.66)	—	(0.98)	13.85	0.83		0.83		2.49	20		13.79	44
11/01/10	10/31/11	12.82	0.32	0.29	0.61	(0.30)	—	—	(0.30)	13.13	0.88		0.87		2.39	123	(d)	4.77	14
Class R-3*
11/01/14	10/31/15	18.19	0.28	(0.63)	(0.35)	(0.25)	(0.13)	(0.02)	(0.40)	17.44	1.44		1.44		1.57	25		(1.99)	3
11/01/13	10/31/14	16.61	0.23	1.90	2.13	(0.21)	(0.34)	—	(0.55)	18.19	1.40		1.40		1.33	10		13.08	4
11/01/12	10/31/13	13.82	0.28	3.04	3.32	(0.28)	(0.25)	—	(0.53)	16.61	1.43		1.43		1.81	28		24.71	4
11/01/11	10/31/12	13.10	0.26	1.36	1.62	(0.24)	(0.66)	—	(0.90)	13.82	1.41		1.41		1.95	20		13.13	3
11/01/10	10/31/11	12.81	0.23	0.30	0.53	(0.24)	—	—	(0.24)	13.10	1.51		1.51		1.71	123	(d)	4.14	1

32	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations				Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)		Portfolio turnover rate (%) (a)		Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Growth & Income Fund (cont’d)
Class R-5*
11/01/14	10/31/15	$18.21	$0.44		$(0.76)	$(0.32)	$(0.24)	$(0.13)	$(0.02)	$(0.39)	$17.50	0.78		0.79		2.39		25		(1.82)	$0
11/01/13	10/31/14	16.63	0.34		1.90	2.24	(0.32)	(0.34)	—	(0.66)	18.21	0.76		0.76		1.95		10		13.80	4
11/01/12	10/31/13	13.84	0.33		3.10	3.43	(0.39)	(0.25)	—	(0.64)	16.63	0.72		0.72		2.07		28		25.54	3
11/01/11	10/31/12	13.13	0.32		1.37	1.69	(0.32)	(0.66)	—	(0.98)	13.84	0.86		0.84		2.37		20		13.69	0
11/01/10	10/31/11	12.83	0.29		0.32	0.61	(0.31)	—	—	(0.31)	13.13	0.95		0.85		2.17		123	(d)	4.77	0
Class R-6*
11/01/14	10/31/15	18.26	0.45		(0.71)	(0.26)	(0.39)	(0.13)	(0.02)	(0.54)	17.46	0.65		0.65		2.47		25		(1.46)	0
11/01/13	10/31/14	16.67	0.35		1.92	2.27	(0.34)	(0.34)	—	(0.68)	18.26	0.66		0.66		2.01		10		13.94	0
11/01/12	10/31/13	13.86	0.34		3.10	3.44	(0.38)	(0.25)	—	(0.63)	16.67	0.71		0.71		2.09		28		25.59	0
11/01/11	10/31/12	13.13	0.34		1.35	1.69	(0.30)	(0.66)	—	(0.96)	13.86	0.85		0.86		2.54		20		13.73	0
08/15/11	10/31/11	12.70	0.06		0.44	0.50	(0.07)	—	—	(0.07)	13.13	0.85	(e)	0.96	(e)	2.17	(e)	123	(d)	4.00	0
Eagle International Stock Fund
Class A*
11/01/14	10/31/15	16.54	0.14		0.40	0.54	(0.39)	(0.67)	—	(1.06)	16.02	1.58		4.04		0.88		86		3.63	10
11/01/13	10/31/14	16.48	0.42		(0.13)	0.29	(0.14)	(0.09)	—	(0.23)	16.54	1.57		5.96		2.49		96		1.73	4
02/28/13	10/31/13	14.29	0.15		2.04	2.19	—	—	—	—	16.48	1.55	(e)	11.48	(e)	1.50	(e)	42		15.33	4
Class C*
11/01/14	10/31/15	16.38	0.03		0.38	0.41	(0.29)	(0.67)	—	(0.96)	15.83	2.35		4.95		0.18		86		2.80	5
11/01/13	10/31/14	16.38	0.30		(0.14)	0.16	(0.07)	(0.09)	—	(0.16)	16.38	2.35		6.68		1.78		96		0.94	4
02/28/13	10/31/13	14.29	0.11		1.98	2.09	—	—	—	—	16.38	2.39	(e)	12.03	(e)	1.07	(e)	42		14.63	3
Class I*
11/01/14	10/31/15	16.62	0.21		0.39	0.60	(0.47)	(0.67)	—	(1.14)	16.08	1.15		3.82		1.31		86		4.04	2
11/01/13	10/31/14	16.52	0.53		(0.17)	0.36	(0.17)	(0.09)	—	(0.26)	16.62	1.15		5.43		3.16		96		2.18	1
02/28/13	10/31/13	14.29	0.13		2.10	2.23	—	—	—	—	16.52	1.15	(e)	4.25	(e)	1.21	(e)	42		15.61	0
Class R-3*
11/01/14	10/31/15	16.53	0.13		0.37	0.50	(0.37)	(0.67)	—	(1.04)	15.99	1.74		4.38		0.79		86		3.37	0
11/01/13	10/31/14	16.45	0.40		(0.13)	0.27	(0.10)	(0.09)	—	(0.19)	16.53	1.73		6.22		2.37		96		1.64	0
02/28/13	10/31/13	14.29	0.19		1.97	2.16	—	—	—	—	16.45	1.75	(e)	13.83	(e)	1.84	(e)	42		15.12	0
Class R-5*
11/01/14	10/31/15	16.63	0.25		0.35	0.60	(0.47)	(0.67)	—	(1.14)	16.09	1.15		3.59		1.58		86		4.01	0
11/01/13	10/31/14	16.52	0.50		(0.14)	0.36	(0.16)	(0.09)	—	(0.25)	16.63	1.15		5.67		2.96		96		2.18	0
02/28/13	10/31/13	14.29	0.25		1.98	2.23	—	—	—	—	16.52	1.15	(e)	13.27	(e)	2.44	(e)	42		15.61	0
Class R-6*
11/01/14	10/31/15	16.65	0.24		0.37	0.61	(0.48)	(0.67)	—	(1.15)	16.11	1.05		3.80		1.48		86		4.11	0
11/01/13	10/31/14	16.53	0.51		(0.13)	0.38	(0.17)	(0.09)	—	(0.26)	16.65	1.05		5.67		3.05		96		2.31	0
02/28/13	10/31/13	14.29	0.26		1.98	2.24	—	—	—	—	16.53	1.05	(e)	13.27	(e)	2.54	(e)	42		15.68	0
Eagle Investment Grade Bond Fund
Class A*
11/01/14	10/31/15	14.89	0.17		0.04	0.21	(0.17)	(0.06)	—	(0.23)	14.87	0.85		1.36		1.14		82		1.46	20
11/01/13	10/31/14	14.89	0.17		0.04	0.21	(0.17)	(0.04)	—	(0.21)	14.89	0.85		1.21		1.15		139		1.42	23
11/01/12	10/31/13	15.51	0.12		(0.27)	(0.15)	(0.11)	(0.36)	—	(0.47)	14.89	0.85		1.01		0.80		136		(1.00)	37
11/01/11	10/31/12	15.25	0.18		0.39	0.57	(0.18)	(0.13)	—	(0.31)	15.51	0.85		0.96		1.15		94		3.77	65
11/01/10	10/31/11	15.15	0.20		0.21	0.41	(0.23)	(0.08)	—	(0.31)	15.25	0.85		1.04		1.34		78		2.75	58
Class C*
11/01/14	10/31/15	14.86	0.05		0.04	0.09	(0.05)	(0.06)	—	(0.11)	14.84	1.65		2.12		0.34		82		0.64	21
11/01/13	10/31/14	14.86	0.05		0.04	0.09	(0.05)	(0.04)	—	(0.09)	14.86	1.65		1.96		0.35		139		0.60	26
11/01/12	10/31/13	15.49	—	(f)	(0.26)	(0.26)	(0.01)	(0.36)	—	(0.37)	14.86	1.65		1.77		0.01		136		(1.75)	41
11/01/11	10/31/12	15.23	0.05		0.40	0.45	(0.06)	(0.13)	—	(0.19)	15.49	1.65		1.72		0.34		94		2.96	63
11/01/10	10/31/11	15.13	0.08		0.21	0.29	(0.11)	(0.08)	—	(0.19)	15.23	1.65		1.79		0.55		78		1.95	53
Class I*
11/01/14	10/31/15	14.92	0.21		0.04	0.25	(0.21)	(0.06)	—	(0.27)	14.90	0.60		1.09		1.39		82		1.71	9
11/01/13	10/31/14	14.92	0.21		0.04	0.25	(0.21)	(0.04)	—	(0.25)	14.92	0.60		0.91		1.40		139		1.67	9
11/01/12	10/31/13	15.54	0.16		(0.27)	(0.11)	(0.15)	(0.36)	—	(0.51)	14.92	0.60		0.72		1.04		136		(0.74)	7
11/01/11	10/31/12	15.27	0.21		0.41	0.62	(0.22)	(0.13)	—	(0.35)	15.54	0.60		0.67		1.38		94		4.09	6
11/01/10	10/31/11	15.17	0.24		0.20	0.44	(0.26)	(0.08)	—	(0.34)	15.27	0.60		0.74		1.58		78		2.97	3

The accompanying notes are an integral part of the financial statements.	33

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)		Portfolio turnover rate (%) (a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Investment Grade Bond Fund (cont’d)
Class R-3*
11/01/14	10/31/15	$14.89	$0.13	$0.04	$0.17	$(0.13)	$(0.06)	$—	$(0.19)	$14.87	1.15		1.69		0.84		82	1.15	$0
11/01/13	10/31/14	14.89	0.13	0.04	0.17	(0.13)	(0.04)	—	(0.17)	14.89	1.15		1.55		0.85		139	1.12	0
11/01/12	10/31/13	15.51	0.08	(0.27)	(0.19)	(0.07)	(0.36)	—	(0.43)	14.89	1.15		1.34		0.50		136	(1.28)	0
11/01/11	10/31/12	15.24	0.13	0.40	0.53	(0.13)	(0.13)	—	(0.26)	15.51	1.15		1.35		0.88		94	3.49	0
11/01/10	10/31/11	15.15	0.16	0.19	0.35	(0.18)	(0.08)	—	(0.26)	15.24	1.15		1.39		1.04		78	2.38	0
Class R-5*
11/01/14	10/31/15	14.90	0.18	0.06	0.24	(0.20)	(0.06)	—	(0.26)	14.88	0.60		1.01		1.23		82	1.66	0
11/01/13	10/31/14	14.89	0.20	0.05	0.25	(0.20)	(0.04)	—	(0.24)	14.90	0.60		0.81		1.34		139	1.70	0
11/01/12	10/31/13	15.51	0.16	(0.27)	(0.11)	(0.15)	(0.36)	—	(0.51)	14.89	0.60		0.64		1.04		136	(0.77)	0
11/01/11	10/31/12	15.22	0.22	0.41	0.63	(0.21)	(0.13)	—	(0.34)	15.51	0.60		0.60		1.41		94	4.20	0
11/01/10	10/31/11	15.13	0.24	0.19	0.43	(0.26)	(0.08)	—	(0.34)	15.22	0.60		6.01		1.59		78	2.91	0
Class R-6*
07/31/15	10/31/15	14.87	0.05	0.06	0.11	(0.04)	—	—	(0.04)	14.94	0.50	(e)	0.99	(e)	1.33	(e)	82	0.71	0

Eagle Mid Cap Growth Fund
Class A*
11/01/14	10/31/15	45.68	(0.26)	2.26	2.00	—	(4.29)	—	(4.29)	43.39	1.14		1.14		(0.59)		52	4.70	354
11/01/13	10/31/14	41.03	(0.17)	6.74	6.57	—	(1.92)	—	(1.92)	45.68	1.19		1.19		(0.40)		60	16.58	283
11/01/12	10/31/13	31.52	(0.03)	10.68	10.65	—	(1.14)	—	(1.14)	41.03	1.20		1.20		(0.08)		52	34.81	304
11/01/11	10/31/12	29.96	(0.18)	1.74	1.56	—	—	—	—	31.52	1.22		1.22		(0.57)		87	5.21	233
11/01/10	10/31/11	28.03	(0.19)	2.12	1.93	—	—	—	—	29.96	1.23		1.23		(0.60)		91	6.89	231
Class C*
11/01/14	10/31/15	38.65	(0.48)	1.88	1.40	—	(4.29)	—	(4.29)	35.76	1.87		1.88		(1.32)		52	3.92	117
11/01/13	10/31/14	35.24	(0.41)	5.74	5.33	—	(1.92)	—	(1.92)	38.65	1.89		1.89		(1.12)		60	15.75	105
11/01/12	10/31/13	27.41	(0.25)	9.22	8.97	—	(1.14)	—	(1.14)	35.24	1.92		1.92		(0.80)		52	33.87	106
11/01/11	10/31/12	26.24	(0.34)	1.51	1.17	—	—	—	—	27.41	1.92		1.92		(1.27)		87	4.46	82
11/01/10	10/31/11	24.71	(0.35)	1.88	1.53	—	—	—	—	26.24	1.94		1.94		(1.30)		91	6.19	72
Class I*
11/01/14	10/31/15	47.33	(0.13)	2.35	2.22	—	(4.29)	—	(4.29)	45.26	0.82		0.83		(0.28)		52	5.02	358
11/01/13	10/31/14	42.31	(0.05)	6.99	6.94	—	(1.92)	—	(1.92)	47.33	0.85		0.85		(0.12)		60	16.97	210
11/01/12	10/31/13	32.36	0.08	11.01	11.09	—	(1.14)	—	(1.14)	42.31	0.87		0.87		0.22		52	35.28	126
11/01/11	10/31/12	30.66	(0.07)	1.77	1.70	—	—	—	—	32.36	0.88		0.88		(0.23)		87	5.54	81
11/01/10	10/31/11	28.58	(0.09)	2.17	2.08	—	—	—	—	30.66	0.89		0.88		(0.29)		91	7.28	60
Class R-3*
11/01/14	10/31/15	44.90	(0.37)	2.22	1.85	—	(4.29)	—	(4.29)	42.46	1.41		1.42		(0.86)		52	4.42	24
11/01/13	10/31/14	40.48	(0.31)	6.65	6.34	—	(1.92)	—	(1.92)	44.90	1.48		1.48		(0.73)		60	16.23	16
11/01/12	10/31/13	31.19	(0.14)	10.57	10.43	—	(1.14)	—	(1.14)	40.48	1.49		1.49		(0.39)		52	34.46	12
11/01/11	10/31/12	29.73	(0.26)	1.72	1.46	—	—	—	—	31.19	1.49		1.49		(0.84)		87	4.91	8
11/01/10	10/31/11	27.88	(0.27)	2.12	1.85	—	—	—	—	29.73	1.52		1.52		(0.89)		91	6.64	4
Class R-5*
11/01/14	10/31/15	47.28	(0.13)	2.29	2.16	—	(4.29)	—	(4.29)	45.15	0.82		0.83		(0.28)		52	4.89	133
11/01/13	10/31/14	42.27	(0.06)	6.99	6.93	—	(1.92)	—	(1.92)	47.28	0.87		0.87		(0.14)		60	16.96	55
11/01/12	10/31/13	32.34	0.09	10.98	11.07	—	(1.14)	—	(1.14)	42.27	0.89		0.89		0.24		52	35.24	39
11/01/11	10/31/12	30.64	(0.08)	1.78	1.70	—	—	—	—	32.34	0.90		0.90		(0.25)		87	5.55	30
11/01/10	10/31/11	28.56	(0.11)	2.19	2.08	—	—	—	—	30.64	0.91		0.91		(0.35)		91	7.28	19
Class R-6*
11/01/14	10/31/15	47.44	(0.10)	2.38	2.28	—	(4.29)	—	(4.29)	45.43	0.73		0.74		(0.21)		52	5.15	190
11/01/13	10/31/14	42.36	(0.05)	7.05	7.00	—	(1.92)	—	(1.92)	47.44	0.77		0.77		(0.10)		60	17.10	30
11/01/12	10/31/13	32.37	0.02	11.11	11.13	—	(1.14)	—	(1.14)	42.36	0.78		0.78		0.05		52	35.40	7
11/01/11	10/31/12	30.76	(0.05)	1.66	1.61	—	—	—	—	32.37	0.80		0.80		(0.16)		87	5.23	1
08/15/11	10/31/11	29.65	(0.02)	1.13	1.11	—	—	—	—	30.76	0.85	(e)	0.85	(e)	(0.32	) (e)	91	3.74	0

Eagle Mid Cap Stock Fund
Class A*
11/01/14	10/31/15	30.05	(0.12)	0.75	0.63	—	(2.33)	—	(2.33)	28.35	1.24		1.24		(0.40)		56	2.07	147
11/01/13	10/31/14	30.48	(0.13)	1.72	1.59	—	(2.02)	—	(2.02)	30.05	1.22		1.22		(0.43)		32	5.51	171
11/01/12	10/31/13	27.14	(0.04)	7.40	7.36	—	(4.02)	—	(4.02)	30.48	1.22		1.22		(0.14)		27	30.90	208
11/01/11	10/31/12	25.07	(0.02)	2.09	2.07	—	—	—	—	27.14	1.20		1.20		(0.09)		184	8.26	260
11/01/10	10/31/11	25.37	(0.03)	(0.27)	(0.30)	—	—	—	—	25.07	1.14		1.14		(0.11)		242	(1.18)	544

34	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)	Portfolio turnover rate (%) (a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Stock Fund (cont’d)
Class C*
11/01/14	10/31/15	$24.62	$(0.27)	$0.62	$0.35	$—	$(2.33)	$—	$(2.33)	$22.64	1.99		1.99		(1.16)	56	1.32	$109
11/01/13	10/31/14	25.52	(0.28)	1.40	1.12	—	(2.02)	—	(2.02)	24.62	1.96		1.96		(1.17)	32	4.69	124
11/01/12	10/31/13	23.49	(0.21)	6.26	6.05	—	(4.02)	—	(4.02)	25.52	1.95		1.95		(0.90)	27	30.00	138
11/01/11	10/31/12	21.86	(0.20)	1.83	1.63	—	—	—	—	23.49	1.92		1.92		(0.85)	184	7.46	147
11/01/10	10/31/11	22.28	(0.19)	(0.23)	(0.42)	—	—	—	—	21.86	1.85		1.85		(0.83)	242	(1.89)	204
Class I*
11/01/14	10/31/15	31.09	(0.03)	0.77	0.74	—	(2.33)	—	(2.33)	29.50	0.95		1.06		(0.10)	56	2.37	51
11/01/13	10/31/14	31.39	(0.05)	1.77	1.72	—	(2.02)	—	(2.02)	31.09	0.95		1.10		(0.16)	32	5.78	87
11/01/12	10/31/13	27.76	0.03	7.62	7.65	—	(4.02)	—	(4.02)	31.39	0.95		1.12		0.11	27	31.31	98
11/01/11	10/31/12	25.58	0.04	2.14	2.18	—	—	—	—	27.76	0.91		0.91		0.16	184	8.52	118
11/01/10	10/31/11	25.79	0.07	(0.28)	(0.21)	—	—	—	—	25.58	0.79		0.79		0.24	242	(0.81)	163
Class R-3*
11/01/14	10/31/15	29.36	(0.21)	0.73	0.52	—	(2.33)	—	(2.33)	27.55	1.59		1.59		(0.73)	56	1.71	2
11/01/13	10/31/14	29.92	(0.21)	1.67	1.46	—	(2.02)	—	(2.02)	29.36	1.53		1.53		(0.73)	32	5.16	5
11/01/12	10/31/13	26.78	(0.13)	7.29	7.16	—	(4.02)	—	(4.02)	29.92	1.52		1.52		(0.48)	27	30.53	6
11/01/11	10/31/12	24.80	(0.12)	2.10	1.98	—	—	—	—	26.78	1.49		1.49		(0.47)	184	7.98	6
11/01/10	10/31/11	25.17	(0.11)	(0.26)	(0.37)	—	—	—	—	24.80	1.43		1.43		(0.43)	242	(1.47)	5
Class R-5*
11/01/14	10/31/15	31.24	(0.03)	0.77	0.74	—	(2.33)	—	(2.33)	29.65	0.95		0.99		(0.10)	56	2.36	0
11/01/13	10/31/14	31.53	(0.05)	1.78	1.73	—	(2.02)	—	(2.02)	31.24	0.94		0.94		(0.16)	32	5.79	0
11/01/12	10/31/13	27.77	0.19	7.59	7.78	—	(4.02)	—	(4.02)	31.53	0.84		0.84		0.69	27	31.84	1
11/01/11	10/31/12	25.60	0.05	2.12	2.17	—	—	—	—	27.77	0.94		0.94		0.19	184	8.48	13
11/01/10	10/31/11	25.83	0.05	(0.28)	(0.23)	—	—	—	—	25.60	0.85		0.85		0.18	242	(0.89)	65
Class R-6*
11/01/14	10/31/15	31.25	— (f)	0.78	0.78	—	(2.33)	—	(2.33)	29.70	0.83		0.84		0.01	56	2.49	0
11/01/13	10/31/14	31.50	(0.01)	1.78	1.77	—	(2.02)	—	(2.02)	31.25	0.82		0.82		(0.04)	32	5.93	1
11/01/12	10/31/13	27.81	(0.02)	7.73	7.71	—	(4.02)	—	(4.02)	31.50	0.79		0.79		(0.08)	27	31.49	0
11/01/11	10/31/12	25.70	0.05	2.06	2.11	—	—	—	—	27.81	0.85		0.91		0.18	184	8.21	0
08/15/11	10/31/11	25.41	0.01	0.28	0.29	—	—	—	—	25.70	0.85	(e)	0.85	(e)	0.24 (e)	242	1.14	0

Eagle Small Cap Growth Fund
Class A*
11/01/14	10/31/15	57.57	(0.33)	2.22	1.89	—	(6.48)	—	(6.48)	52.98	1.10		1.10		(0.60)	45	3.23	711
11/01/13	10/31/14	54.33	(0.34)	4.27	3.93	—	(0.69)	—	(0.69)	57.57	1.11		1.11		(0.61)	37	7.30	759
11/01/12	10/31/13	41.13	(0.16)	13.36	13.20	—	—	—	—	54.33	1.10		1.10		(0.33)	38	32.09	999
11/01/11	10/31/12	38.93	(0.24)	2.44	2.20	—	—	—	—	41.13	1.11		1.11		(0.61)	44	5.65	690
11/01/10	10/31/11	33.79	(0.27)	5.41	5.14	—	—	—	—	38.93	1.16		1.16		(0.69)	36	15.21	497
Class C*
11/01/14	10/31/15	47.33	(0.59)	1.84	1.25	—	(6.48)	—	(6.48)	42.10	1.82		1.82		(1.32)	45	2.49	186
11/01/13	10/31/14	45.11	(0.61)	3.52	2.91	—	(0.69)	—	(0.69)	47.33	1.82		1.82		(1.32)	37	6.52	190
11/01/12	10/31/13	34.40	(0.42)	11.13	10.71	—	—	—	—	45.11	1.82		1.82		(1.05)	38	31.13	189
11/01/11	10/31/12	32.78	(0.44)	2.06	1.62	—	—	—	—	34.40	1.83		1.83		(1.32)	44	4.94	129
11/01/10	10/31/11	28.65	(0.46)	4.59	4.13	—	—	—	—	32.78	1.86		1.86		(1.40)	36	14.42	108
Class I*
11/01/14	10/31/15	59.19	(0.16)	2.29	2.13	—	(6.48)	—	(6.48)	54.84	0.78		0.78		(0.28)	45	3.58	1,757
11/01/13	10/31/14	55.68	(0.16)	4.36	4.20	—	(0.69)	—	(0.69)	59.19	0.78		0.78		(0.29)	37	7.61	1,770
11/01/12	10/31/13	42.04	(0.01)	13.67	13.66	(0.02)	—	—	(0.02)	55.68	0.79		0.79		(0.01)	38	32.49	1,815
11/01/11	10/31/12	39.65	(0.11)	2.50	2.39	—	—	—	—	42.04	0.78		0.78		(0.28)	44	6.03	1,313
11/01/10	10/31/11	34.41	(0.14)	5.38	5.24	—	—	—	—	39.65	0.82		0.83		(0.37)	36	15.23	679
Class R-3*
11/01/14	10/31/15	56.59	(0.48)	2.19	1.71	—	(6.48)	—	(6.48)	51.82	1.38		1.38		(0.88)	45	2.94	119
11/01/13	10/31/14	53.58	(0.50)	4.20	3.70	—	(0.69)	—	(0.69)	56.59	1.42		1.42		(0.92)	37	6.97	127
11/01/12	10/31/13	40.68	(0.29)	13.19	12.90	—	—	—	—	53.58	1.37		1.37		(0.62)	38	31.71	134
11/01/11	10/31/12	38.58	(0.35)	2.45	2.10	—	—	—	—	40.68	1.38		1.38		(0.88)	44	5.44	84
11/01/10	10/31/11	33.52	(0.34)	5.40	5.06	—	—	—	—	38.58	1.37		1.37		(0.90)	36	15.10	48

The accompanying notes are an integral part of the financial statements.	35

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)		Portfolio turnover rate (%) (a)		Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Small Cap Growth Fund (cont’d)
Class R-5*
11/01/14	10/31/15	$59.37	$(0.15)	$2.28	$2.13	$—	$(6.48)	$—	$(6.48)	$55.02	0.75		0.75		(0.25)		45		3.57	$418
11/01/13	10/31/14	55.83	(0.16)	4.39	4.23	—	(0.69)	—	(0.69)	59.37	0.77		0.77		(0.28)		37		7.64	348
11/01/12	10/31/13	42.14	0.01	13.69	13.70	(0.01)	—	—	(0.01)	55.83	0.77		0.77		0.02		38		32.51	341
11/01/11	10/31/12	39.74	(0.12)	2.52	2.40	—	—	—	—	42.14	0.80		0.80		(0.29)		44		6.04	242
11/01/10	10/31/11	34.39	(0.16)	5.51	5.35	—	—	—	—	39.74	0.85		0.85		(0.39)		36		15.56	138
Class R-6*
11/01/14	10/31/15	59.55	(0.10)	2.30	2.20	—	(6.48)	—	(6.48)	55.27	0.66		0.66		(0.17)		45		3.68	737
11/01/13	10/31/14	55.92	(0.10)	4.42	4.32	—	(0.69)	—	(0.69)	59.55	0.66		0.66		(0.17)		37		7.79	576
11/01/12	10/31/13	42.20	0.03	13.74	13.77	(0.05)	—	—	(0.05)	55.92	0.68		0.68		0.07		38		32.68	502
11/01/11	10/31/12	39.76	(0.09)	2.53	2.44	—	—	—	—	42.20	0.69		0.69		(0.22)		44		6.14	260
08/15/11	10/31/11	37.85	(0.06)	1.97	1.91	—	—	—	—	39.76	0.85	(e)	0.85	(e)	(0.75	)(e)	36		5.05	65

Eagle Smaller Company Fund
Class A*
11/01/14	10/31/15	23.65	(0.10)	0.08	(0.02)	—	(11.31)	—	(11.31)	12.32	1.41		1.60		(0.70)		79		(1.88)	20
11/01/13	10/31/14	23.38	(0.09)	0.87	0.78	—	(0.51)	—	(0.51)	23.65	1.38		1.36		(0.38)		68	(g)	3.34	18
11/01/12	10/31/13	18.93	(0.03)	5.96	5.93	(0.09)	(1.39)	—	(1.48)	23.38	1.37		1.40		(0.13)		14		33.60	19
11/01/11	10/31/12	20.05	0.04	1.47	1.51	—	(2.63)	—	(2.63)	18.93	1.35		1.42		0.23		13		9.31	13
11/01/10	10/31/11	19.63	(0.05)	2.23	2.18	—	(1.76)	—	(1.76)	20.05	1.40		1.44		(0.25)		36		11.35	12
Class C*
11/01/14	10/31/15	22.46	(0.18)	0.08	(0.10)	—	(11.31)	—	(11.31)	11.05	2.17		2.35		(1.49)		79		(2.64)	21
11/01/13	10/31/14	22.38	(0.25)	0.84	0.59	—	(0.51)	—	(0.51)	22.46	2.11		2.09		(1.11)		68	(g)	2.63	11
11/01/12	10/31/13	18.22	(0.18)	5.73	5.55	—	(1.39)	—	(1.39)	22.38	2.12		2.14		(0.88)		14		32.62	11
11/01/11	10/31/12	19.52	(0.10)	1.43	1.33	—	(2.63)	—	(2.63)	18.22	2.11		2.19		(0.54)		13		8.54	7
11/01/10	10/31/11	19.32	(0.22)	2.18	1.96	—	(1.76)	—	(1.76)	19.52	2.28		2.21		(1.13)		36		10.31	6
Class I*
11/01/14	10/31/15	24.27	(0.03)	0.14	0.11	—	(11.31)	—	(11.31)	13.07	0.95		1.27		(0.17)		79		(0.99)	15
11/01/13	10/31/14	23.86	0.02	0.91	0.93	(0.01)	(0.51)	—	(0.52)	24.27	0.95		1.10		0.10		68	(g)	3.93	33
11/01/12	10/31/13	19.28	0.06	6.07	6.13	(0.16)	(1.39)	—	(1.55)	23.86	0.95		1.16		0.27		14		34.20	106
11/01/11	10/31/12	20.31	0.12	1.49	1.61	(0.01)	(2.63)	—	(2.64)	19.28	0.95		1.17		0.61		13		9.74	58
11/01/10	10/31/11	19.80	0.04	2.24	2.28	(0.01)	(1.76)	—	(1.77)	20.31	0.95		1.19		0.20		36		11.81	61
Class R-3*
11/01/14	10/31/15	23.33	(0.13)	0.07	(0.06)	—	(11.31)	—	(11.31)	11.96	1.70		2.07		(0.94)		79		(2.19)	0
11/01/13	10/31/14	23.12	(0.17)	0.89	0.72	—	(0.51)	—	(0.51)	23.33	1.70		1.77		(0.72)		68	(g)	3.11	0
11/01/12	10/31/13	18.77	(0.08)	5.89	5.81	(0.07)	(1.39)	—	(1.46)	23.12	1.70		1.85		(0.40)		14		33.17	0
11/01/11	10/31/12	19.96	— (f)	1.44	1.44	—	(2.63)	—	(2.63)	18.77	1.70		1.80		0.02		13		8.95	0
11/01/10	10/31/11	19.60	(0.11)	2.23	2.12	—	(1.76)	—	(1.76)	19.96	1.70		1.67		(0.55)		36		11.03	0
Class R-5*
11/01/14	10/31/15	24.20	(0.03)	0.07	0.04	—	(11.31)	—	(11.31)	12.93	0.95		1.14		(0.24)		79		(1.41)	0
11/01/13	10/31/14	23.82	0.04	0.87	0.91	(0.02)	(0.51)	—	(0.53)	24.20	0.95		1.04		0.18		68	(g)	3.85	0
11/01/12	10/31/13	19.25	(0.02)	6.15	6.13	(0.17)	(1.39)	—	(1.56)	23.82	0.95		1.00		(0.11)		14		34.25	0
11/01/11	10/31/12	20.30	0.12	1.48	1.60	(0.02)	(2.63)	—	(2.65)	19.25	0.95		1.28		0.62		13		9.72	0
11/01/10	10/31/11	19.79	0.04	2.25	2.29	(0.02)	(1.76)	—	(1.78)	20.30	0.95		1.13		0.21		36		11.83	0
Class R-6*
11/01/14	10/31/15	24.22	(0.01)	0.06	0.05	—	(11.31)	—	(11.31)	12.96	0.85		1.20		(0.07)		79		(1.33)	10
11/01/13	10/31/14	23.86	0.03	0.87	0.90	(0.03)	(0.51)	—	(0.54)	24.22	0.85		0.94		0.13		68	(g)	3.78	25
11/01/12	10/31/13	19.28	0.01	6.14	6.15	(0.18)	(1.39)	—	(1.57)	23.86	0.85		0.96		0.04		14		34.33	18
11/01/11	10/31/12	20.30	0.14	1.49	1.63	(0.02)	(2.63)	—	(2.65)	19.28	0.85		1.15		0.72		13		9.85	0
08/15/11	10/31/11	19.44	0.01	0.85	0.86	—	—	—	—	20.30	0.85	(e)	1.24	(e)	0.17	(e)	36		4.42	0

(†) The ratio of expenses to average net assets includes the effects of expense offsets, which have an impact of less than 0.01%.

* Per share amounts have been calculated using the daily average share method.

(a) Not annualized for periods less than one year.

(b) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(c) The Eagle Capital Appreciation Fund changed its subadvisor effective June 28, 2013.

(d) The Eagle Growth & Income Fund changed its subadvisor effective June 1, 2011.

(e) Annualized.

(f) Per share amount is less than $0.005.

(g) The Eagle Smaller Company Fund changed its subadvisor effective October 20, 2014

36	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

10.31.2015

NOTE 1  |  Organization and investment objective  |  The Eagle Capital Appreciation Fund, the Eagle Growth & Income Fund and the Eagle Series Trust (each a “Trust” and collectively the “Trusts” or the “Eagle Family of Funds”) are organized as separate Massachusetts business trusts, and are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. Members of the Board of Trustees (“Board”) for the Trusts may serve as Trustees for one or more of the Trusts. Trusts offer shares in the following series (each a “Fund” and collectively the “Funds”) and are advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

•	The Eagle Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation.

•	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

The Eagle Series Trust currently offers shares in six series:

•	The Eagle International Stock Fund (“International Stock Fund”) seeks capital appreciation,

•	The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund”) seeks current income and preservation of capital,

•	The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”) seeks long-term capital appreciation,

•	The Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation, and

•	The Eagle Smaller Company Fund (“Smaller Company Fund”) seeks capital growth.

The Eagle Series Trust also includes the Eagle Tax-Exempt Bond Fund which is not currently offered for sale.

Class offerings  |  Each Fund is authorized and currently offers Class A, Class C, Class I, Class R-3, Class R-5, and Class R-6 shares to qualified buyers.

•

For all Funds except the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed within one year of purchase.

•	Class I, Class R-3, Class R-5 and Class R-6 shares are each sold without a front-end sales charge or a CDSC to qualified buyers.

NOTE 2  |  Significant accounting policies  |    The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S.GAAP.

Use of estimates  |  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each Fund’s shares is based on the NAV per share of each class of a Fund. The Funds determine the NAV of their shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. Eastern Time) (“NYSE Close”), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Funds value securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price of securities traded in foreign markets to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The security is not actively traded;

•	Trading on the security halted before the close of the trading market;

•	The security is newly issued;

•	Issuer-specific events occurred after the security halted trading; or

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments for securities traded in foreign markets are furnished by Board approved independent pricing services. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value requires consideration of appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee (“Valuation Committee”) comprised of certain officers of the Trusts and other employees of the Manager. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For securities fair valued by the Valuation Committee, Eagle checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Eagle compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Eagle documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for a Fund. Fair value pricing methods, the Procedures and

37

Notes to Financial Statements

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independent pricing services can change from time to time as approved by the Board, and may occur as a result of lookback testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign exchange-traded equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the NYSE Close, closing market quotations may become unreliable. Consequently, fair valuation of securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time trading ends in a foreign market on a particular security and the Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that a Fund or Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, the security will be priced at fair value. The Fund also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the NYSE Close. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the securities of a Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, convertible securities, including high yield or junk bonds, and debt securities with a maturity of sixty (60) days or less as of the valuation date normally are valued on the basis of prices provided by independent pricing services. Prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Futures and Options  |  Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2015, none of the Funds held futures or options.

•

Investment companies and Exchange traded funds (ETFs)  |  Investments in other investment companies are valued at their reported NAV. Investments in ETFs are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2015.

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Capital Appreciation Fund
Common stocks (a)	$344,842,663	$—	$344,842,663
Money market funds	3,338,352	—	3,338,352
Total investment portfolio	$348,181,015	$—	$348,181,015
Growth & Income Fund
Common stocks (a)	$577,843,834	$—	$577,843,834
Money market funds	3,636,636	—	3,636,636
Total investment portfolio	$581,480,470	$—	$581,480,470

38

Notes to Financial Statements

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	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
International Stock Fund
Common stocks (a)	$—	$16,578,433	$16,578,433
Money market funds	585,947	—	585,947
Total investment portfolio	$585,947	$16,578,433	$17,164,380
Investment Grade Bond Fund
Corporate bonds (a)	$—	$20,555,139	$20,555,139
Mortgage and asset-backed securities	—	14,650,931	14,650,931
Foreign Government Bonds	—	149,414	149,414
U.S. Treasuries	—	10,278,461	10,278,461
U.S. Government agency securities	—	2,027,117	2,027,117
Supranational banks	—	1,511,981	1,511,981
Money market funds	1,112,973	—	1,112,973
Total investment portfolio	$1,112,973	$49,173,043	$50,286,016
Mid Cap Growth Fund
Common stocks (a)	$1,127,547,602	$—	$1,127,547,602
Money market funds	45,430,615	—	45,430,615
Total investment portfolio	$1,172,978,217	$—	$1,172,978,217
Mid Cap Stock Fund
Common stocks (a)	$301,478,325	$—	$301,478,325
Money market funds	13,708,651	—	13,708,651
Total investment portfolio	$315,186,976	$—	$315,186,976
Small Cap Growth Fund
Common stocks (a)	$3,840,288,268	$—	$3,840,288,268
Money market funds	88,126,480	—	88,126,480
Total investment portfolio	$3,928,414,748	$—	$3,928,414,748
Smaller Company Fund
Common stocks(a)	$64,806,998	$—	$64,806,998
Money market funds	1,373,329	—	1,373,329
Total investment portfolio	$66,180,327	$—	$66,180,327

(a) Please see the investment portfolio for detail by industry.

The Fund recognizes transfers between levels at the end of the reporting period. During the fiscal year ended October 31, 2015, none of the Funds had any investments classified as Level 3 and there were no transfers in or out of Levels 1, 2 or 3.

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) on foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

Forward foreign currency exchange contracts  |  Each of the Funds, except the Small Cap Growth Fund, is authorized to enter into forward foreign currency contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency exchange contracts are valued in U.S. dollars based upon forward exchange rates provided by an independent pricing service as of the close of the NYSE each valuation day and the unrealized gain or loss is included in the related Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the related Statement of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts. During the fiscal year ended October 31, 2015, none of the Funds held forward foreign currency exchange contracts.

Real estate investment trusts (“REIT(s)”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REITs. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the Funds’ fiscal year-end and may differ from the estimated amounts.

Repurchase agreements  |  Each Fund may enter into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. During the fiscal year ended October 31, 2015, none of the Funds held any repurchase agreements.

Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign taxes  |  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may or may not be recoverable. The Funds accrue such taxes and recoveries as applicable, when the related income or capital gains are earned and based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.

Expenses  |  Each Fund is charged for certain expenses which are directly attributable to it, and certain other expenses which are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are

39

Notes to Financial Statements

10.31.2015

charged directly to that class of shares. Other expenses of each Fund are allocated to each class of shares based upon its relative percentage of net assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” in the related Statement of Operations.

Class allocations  |  Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative percentage of net assets.

Distributions  |  Each Fund, except the Investment Grade Bond Fund and the Growth & Income Fund, distributes net investment income annually. Distributions of net investment income in the Investment Grade Bond Fund and the Growth & Income Fund are made monthly and quarterly, respectively. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each applicable Fund, will be distributed to shareholders annually in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Dividends paid to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/14 to 10/31/15		11/1/13 to 10/31/14
Capital Appreciation Fund
Class A	$—		$—
Class C	—		—
Class I	113,793		—
Class R-3	—		—
Class R-5	1,947		—
Class R-6	—		N/A
Growth & Income Fund
Class A	3,895,855	*	3,614,463
Class C	2,482,573	*	1,770,808
Class I	4,536,288	*	3,009,961
Class R-3	45,076	*	51,311
Class R-5	45,331	*	69,985
Class R-6	1,935	*	1,758
* Includes return of capital in the amount of $365,076.
International Stock Fund
Class A	86,181		30,280
Class C	72,288		11,981
Class I	37,744		7,072
Class R-3	65		17
Class R-5	83		28
Class R-6	86		30

Distributions from net investment income (con’d)	11/1/14 to 10/31/15	11/1/13 to 10/31/14
Investment Grade Bond Fund
Class A	$249,813	$352,303
Class C	84,024	110,243
Class C	124,253	82,088
Class R-3	251	250
Class R-5	39	39
Class R-6	6	N/A
Smaller Company Fund
Class A	—	—
Class C	—	—
Class I	—	66,661
Class R-3	—	—
Class R-5	—	56
Class R-6	—	21,657

Distributions paid to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/14 to 10/31/15		11/1/13 to 10/31/14
Capital Appreciation Fund
Class A	$20,832,937		$21,395,874
Class C	10,785,656		8,299,481
Class I	11,419,909		3,095,665
Class R-3	81,839		84,996
Class R-5	706,694		2,133,186
Class R-6	—		N/A
Growth & Income Fund
Class A	1,655,129	^	4,415,858
Class C	1,643,442	^	3,668,620
Class I	1,577,964	^	2,679,903
Class R-3	24,176	^	80,520
Class R-5	30,840	^	69,654
Class R-6	778	^	1,122
^ Includes return of capital in the amount of $295,478.
International Stock Fund
Class A	147,994		19,718
Class C	166,177		15,816
Class I	53,466		3,673
Class R-3	118		16
Class R-5	119		15
Class R-6	119		15

40

Notes to Financial Statements

10.31.2015

Distributions from net realized gains (con’d)	11/1/14 to 10/31/15	11/1/13 to 10/31/14
Investment Grade Bond Fund
Class A	$91,386	$86,361
Class C	106,233	93,414
Class I	34,149	15,187
Class R-3	123	72
Class R-5	12	7
Class R-6	—	N/A
Mid Cap Growth Fund
Class A	26,793,835	14,126,765
Class C	11,654,418	5,726,464
Class I	20,217,916	5,736,130
Class R-3	1,607,970	567,613
Class R-5	4,875,830	1,762,800
Class R-6	3,132,740	462,038
Mid Cap Stock Fund
Class A	12,929,183	13,423,846
Class C	11,465,291	10,750,360
Class I	6,350,615	6,122,957
Class R-3	375,354	398,181
Class R-5	29,218	43,925
Class R-6	51,774	19,559
Small Cap Growth Fund
Class A	84,387,164	12,363,095
Class C	25,713,397	2,914,205
Class I	190,073,412	21,911,755
Class R-3	14,232,137	1,773,847
Class R-5	38,429,995	4,407,058
Class R-6	62,850,610	6,342,356
Smaller Company Fund
Class A	8,138,310	408,410
Class C	5,160,921	270,712
Class I	10,961,615	2,300,351
Class R-3	205,037	5,784
Class R-5	2,565	1,204
Class R-6	12,875,708	382,113

Other  |  In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  For the fiscal year ended October 31, 2015, purchases and sales of investment securities (excluding short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Fund	$141,895,738	$146,285,018
Growth & Income Fund	154,987,053	180,585,706
International Stock Fund	17,303,082	10,456,510
Investment Grade Bond Fund
Debt securities	22,014,681	28,281,077
U.S. Treasury securities	20,660,293	21,720,186
Mid Cap Growth Fund	868,939,948	465,771,928
Mid Cap Stock Fund	193,790,090	276,558,175
Small Cap Growth Fund	1,774,668,736	1,796,032,973
Smaller Company Fund	64,365,555	114,332,434

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund has agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60% 0.55%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%
International Stock Fund	All assets	0.85%
Investment Grade Bond Fund	All assets	0.30%
Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund, Smaller Company Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%

For administrative services provided by the Manager, each Fund has agreed to pay an administrative rate of 0.15% of the average daily net assets of Class A, Class C and Class R-3 shares and 0.10% of the average daily net assets of Class I, Class R-5 and Class R-6 shares.

Subadvisory fees  |  The Manager has entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

The Manager entered into a subadvisory agreement with ClariVest Asset Management LLC (“ClariVest”), an affiliate of Eagle, to serve as subadvisor for the Capital Appreciation Fund and the International Stock Fund. Under this agreement, Eagle pays ClariVest an annualized rate of 0.55% and 0.85%, respectively, on all assets as a percentage of the Fund’s average daily net assets, computed daily and payable monthly for the Capital Appreciation Fund and the International Stock Fund, respectively.

Distribution and service fees  |  Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Eagle Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Series Trust is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital

41

Notes to Financial Statements

10.31.2015

Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares of each Fund. Each Fund also is authorized, and currently pays, the Distributor distribution and services fees of 1% for Class C shares, and 0.50% for Class R-3 shares. The Funds do not incur any direct distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Eagle or any third party may make payments for the sale and distribution of all share classes, including Class I, Class R-5 or Class R-6 shares, from its own resources.

Sales charges  |  For the fiscal year ended October 31, 2015, total front-end sales charges and CDSCs paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class C
Capital Appreciation Fund	$83,071	$—	$587
Growth & Income Fund	339,922	—	2,607
International Stock Fund	15,144	—	332
Investment Grade Bond Fund	7,041	—	58
Mid Cap Growth Fund	406,377	—	1,165
Mid Cap Stock Fund	49,075	—	418
Small Cap Growth Fund	278,707	—	3,032
Smaller Company Fund	23,084	—	270

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions   |   For the fiscal year ended October 31, 2015, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Fund	$86,052	$—
Growth & Income Fund	108,135	—
International Stock Fund	13,875	—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	622,319	12,844
Mid Cap Stock Fund	196,130	11,105
Small Cap Growth Fund	2,260,111	147,520
Smaller Company Fund	96,922	8,941

Internal audit fees  |  RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Shareholder servicing fees  |  Eagle Fund Services, Inc. (“EFS”), an affiliate of the Manager, is the shareholder servicing agent for each of the Funds. EFS’ actual cost of providing such services is reimbursed by the Funds on a pro-rata basis of each Fund’s relative total net assets. The amount of shareholder servicing fees charged to the Funds were as follows:

Shareholder servicing fees	11/1/2014 to 10/31/2015
Capital Appreciation Fund Class A	$10,150
Capital Appreciation Fund Class C	4,146
Capital Appreciation Fund Class I	5,757
Capital Appreciation Fund Class R-3	47
Capital Appreciation Fund Class R-5	406
Capital Appreciation Fund Class R-6	—
Growth & Income Fund Class A	12,652
Growth & Income Fund Class C	12,609
Growth & Income Fund Class I	12,758
Growth & Income Fund Class R-3	189
Growth & Income Fund Class R-5	148
Growth & Income Fund Class R-6	—
International Stock Fund Class A	398
International Stock Fund Class C	283
International Stock Fund Class I	93
International Stock Fund Class R-3	—
International Stock Fund Class R-5	—
International Stock Fund Class R-6	—
Investment Grade Bond Fund Class A	1,289
Investment Grade Bond Fund Class C	1,414
Investment Grade Bond Fund Class I	535
Investment Grade Bond Fund Class R-3	2
Investment Grade Bond Fund Class R-5	—
Investment Grade Bond Fund Class R-6	—
Mid Cap Growth Fund Class A	20,205
Mid Cap Growth Fund Class C	6,804
Mid Cap Growth Fund Class I	16,473
Mid Cap Growth Fund Class R-3	1,270
Mid Cap Growth Fund Class R-5	4,967
Mid Cap Growth Fund Class R-6	—
Mid Cap Stock Fund Class A	9,785
Mid Cap Stock Fund Class C	7,202
Mid Cap Stock Fund Class I	4,091
Mid Cap Stock Fund Class R-3	138
Mid Cap Stock Fund Class R-5	17
Mid Cap Stock Fund Class R-6	—
Small Cap Growth Fund Class A	47,615
Small Cap Growth Fund Class C	11,789
Small Cap Growth Fund Class I	110,802
Small Cap Growth Fund Class R-3	7,618
Small Cap Growth Fund Class R-5	23,906
Small Cap Growth Fund Class R-6	—

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Notes to Financial Statements

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Shareholder servicing fees (con’d)	11/1/2014 to 10/31/2015
Smaller Company Fund Class A	$1,332
Smaller Company Fund Class C	1,148
Smaller Company Fund Class I	1,172
Smaller Company Fund Class R-3	22
Smaller Company Fund Class R-5	—
Smaller Company Fund Class R-6	—

Expense limitations  |  Eagle has contractually agreed to reduce its fees and/or reimburse expenses to each class of the Funds through February 29, 2016, to the extent that the annual operating expense rate for each class of shares exceeds the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I
Capital Appreciation Fund	1.40%	2.20%	0.95%
Growth & Income Fund	1.40%	2.20%	0.95%
International Stock Fund	1.75%	2.55%	1.15%
Investment Grade Bond Fund	0.85%	1.65%	0.60%
Mid Cap Growth Fund	1.50%	2.30%	0.95%
Mid Cap Stock Fund	1.50%	2.30%	0.95%
Small Cap Growth Fund	1.50%	2.30%	0.95%
Smaller Company Fund	1.50%	2.30%	0.95%

Expense limitations rate schedule (cont’d)	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	1.65%	0.95%	0.85%
Growth & Income Fund	1.65%	0.95%	0.85%
International Stock Fund	1.75%	1.15%	1.05%
Investment Grade Bond Fund	1.15%	0.60%	0.50%
Mid Cap Growth Fund	1.70%	0.95%	0.85%
Mid Cap Stock Fund	1.70%	0.95%	0.85%
Small Cap Growth Fund	1.70%	0.95%	0.85%
Smaller Company Fund	1.70%	0.95%	0.85%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	11/1/2014 to 10/31/2015
International Stock Fund	$317,873
International Stock Fund Class I	1,726
International Stock Fund Class R-5	1
International Stock Fund Class R-6	4
Investment Grade Bond Fund	201,626
Investment Grade Bond Fund Class A	27,428
Investment Grade Bond Fund Class C	23,111
Investment Grade Bond Fund Class I	8,879
Investment Grade Bond Fund Class R-3	47
Investment Grade Bond Fund Class R-5	1

Expenses waived and/or reimbursed (con’d)	11/1/2014 to 10/31/2015
Investment Grade Bond Fund Class R-6	$1
Mid Cap Stock Fund Class I	75,095
Mid Cap Stock Fund Class R-5	90
Smaller Company Fund	156,879
Smaller Company Fund Class I	25,016
Smaller Company Fund Class R-3	600
Smaller Company Fund Class R-5	1
Smaller Company Fund Class R-6	34,149

A portion or all of a Fund’s fees and expenses reduced and/or reimbursed by the Manager in prior fiscal years may be recoverable by Eagle prior to their expiration date. Eagle must recover from the same class of shares any previously reduced and/or reimbursed fees and expenses within two years from the Fund’s fiscal year-end during which the fees and expenses were originally reduced and/or reimbursed. Previously reduced and/or reimbursed fees and expenses are recovered by Eagle when expenses in the current fiscal year fall below the expense rate limitation then in effect. The following table shows the amounts that Eagle may be allowed to recover by class of shares and the date in which these amounts will expire:

Recoverable expenses	10/31/2017	10/31/2016
International Stock Fund	$317,873	$376,583
International Stock Fund Class I	1,726	651
International Stock Fund Class R-5	1	1
International Stock Fund Class R-6	4	4
Investment Grade Bond Fund	201,626	86,061
Investment Grade Bond Fund Class A	27,428	70,495
Investment Grade Bond Fund Class C	23,111	60,494
Investment Grade Bond Fund Class I	8,879	10,603
Investment Grade Bond Fund Class R-3	47	78
Investment Grade Bond Fund Class R-5	1	3
Investment Grade Bond Fund Class R-6	1	N/A
Mid Cap Stock Fund Class I	75,095	131,328
Mid Cap Stock Fund Class R -5	90	—
Smaller Company Fund	156,879	—
Smaller Company Fund Class I	25,016	170,844
Smaller Company Fund Class R-3	600	317
Smaller Company Fund Class R-5	1	38
Smaller Company Fund Class R-6	34,149	23,868

The Manager recovered previously waived expenses as follows:

Recovered fees previously waived	11/1/2014 to 10/31/2015
Capital Appreciation Fund Class R-5	$6,282

Trustees and officers compensation  |  Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when

43

Notes to Financial Statements

10.31.2015

directly attributable to a Fund, Trustees’ fees and expenses are paid equally by each Fund in the Eagle Family of Funds. Certain officers of the Eagle Family of Funds may also be officers and/or directors of Eagle. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each Fund in the Eagle Family of Funds.

NOTE 5  |  Federal income taxes and distributions  |  Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2012 to October 31, 2015) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and net realized gains for financial reporting purposes. These differences primarily relate to deferral of losses from wash sales and non-REIT return of capital.

For income tax purposes, distributions paid during the fiscal years indicated were as follows:

	Ordinary income		Long-term capital gains
	10/31/15	10/31/14	10/31/15	10/31/14
Capital Appreciation Fund	$3,601,350	$—	$40,341,425	$35,009,202
Growth & Income Fund	10,641,982	8,518,286	4,636,851	10,915,677
International Stock Fund	564,440	88,661	—	—
Investment Grade Bond Fund	690,289	544,949	—	195,015
Mid Cap Growth Fund	—	4,820,359	68,282,709	23,561,451
Mid Cap Stock Fund	—	18,967,002	31,201,435	11,791,826
Small Cap Growth Fund	—	—	415,686,715	49,712,316
Smaller Company Fund	—	245,723	37,344,156	3,211,225

Return of capital
	10/31/15	10/31/14
Capital Appreciation Fund	$—	$—
Growth & Income Fund	660,554	—
International Stock Fund	—	—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Growth Fund	—	—
Smaller Company Fund	—	—

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. The reclassifications arise from permanent book/tax differences primarily attributable to net operating losses not utilized, foreign currency transactions, capital loss carryforwards expired, return of capital distributions from REITs, return of capital distributions from non-REITs, paydowns on debt securities, adjustments for partnership distributions and income, merger adjustments, and the tax practice of equalization which treats a portion of the proceeds from each redemption of Fund shares as a distribution of undistributed taxable net investment income or realized gains. The reclassifications were as follows:

Fund	Undistributed net investment income (loss)	Accumulated net realized gain (loss)	Paid-in capital
Capital Appreciation Fund	$(12)	$(5,045,079)	$5,045,091
Growth & Income Fund	(1,315,973)	1,333,703	(17,730)
International Stock Fund	(11,148)	11,148	—
Investment Grade Bond Fund	20,418	(20,418)	—
Mid Cap Growth Fund	1,297,467	133,443	(1,430,910)
Mid Cap Stock Fund	2,278,289	(226,258)	(2,052,031)
Small Cap Growth Fund	12,616,779	(327,621)	(12,289,158)
Smaller Company Fund	223,560	(3,780,759)	3,557,199

At October 31, 2015, the Funds had capital loss carryforwards available to offset future realized gains through the years listed below as follows:

Fund	10/31/16	10/31/17	Indefinitely	Total
Capital Appreciation Fund	$—	$—	$—	$—
Growth & Income Fund*	632,144	1,477,645	—	2,109,789
International Stock Fund	—	—	124,010	124,010
Investment Grade Bond Fund	—	—	—	—
Mid Cap Growth Fund	—	—	—	—
Mid Cap Stock Fund	—	—	—	—
Small Cap Growth Fund	—	—	—	—
Smaller Company Fund	—	—	340,354	340,354

Fund	Capital loss carryforwards utilized during the year fiscal ended October 31, 2015	Capital loss carryforwards expired during the fiscal year ended October 31, 2015
Capital Appreciation Fund	$—	$—
Growth & Income Fund*	37,385	—
International Stock Fund	—	—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Growth Fund	—	—
Smaller Company Fund	—	—

* Capital loss carryforwards reflected above are a result of the merger with Large Cap Core Fund on January 20, 2012. Of this amount, $1,394,065 is available for use in the fiscal year ending October 31, 2016 and the remaining $715,724 becomes available for use in the fiscal year ending October 31, 2017.

44

Notes to Financial Statements

10.31.2015

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term gain	Other Accumulated Losses	Late Year Loss Deferral	Net unrealized app/(dep)
Capital Appreciation Fund	$402,892	$46,902,646	$—	$—	$110,234,077
Growth & Income Fund	—	—	(2,109,789)	—	126,436,849	†
International Stock Fund	74,253	—	(124,010)	—	314,801	††
Investment Grade Bond Fund	166,784	4,436	(75,331)	—	214,802
Mid Cap Growth Fund	—	20,208,677	—	(4,473,377)	229,350,642
Mid Cap Stock Fund	—	38,425,739	—	(2,008,520)	56,348,194
Small Cap Growth Fund	—	251,016,827	—	(15,076,793)	943,978,840
Smaller Company Fund	—	—	(360,901)	(456,764)	10,547,074

† Includes currency appreciation/(depreciation) of $(4,485)

†† Includes currency appreciation/(depreciation) of $(2,727)

NOTE 6  |  Fund Reorganization  |  After the close of business on February 20, 2015, the Smaller Company Fund acquired the net assets of the Eagle Small Cap Stock Fund (“Small Cap Stock Fund”) pursuant to a Plan of Reorganization and Termination as approved by the Board of Trustees of Eagle Series Trust on November 14, 2014. The purpose was to combine funds managed by Eagle Asset Management, Inc. with substantially similar investment objectives and policies, although they employed different investment strategies to reach those objectives. The reorganization was accomplished by a tax-free exchange resulting in the Smaller Company Fund issuing 1,038,708 Class A shares, 1,158,849 Class C shares, 422,219 Class I shares, 5,582 Class R-3 shares, 260 Class R-5 shares and 260 Class R-6 shares in exchange for 698,341 Class A shares, 714,580 Class C shares, 297,440 Class I shares, 3,670 Class R-3 shares, 181 Class R-5 shares and 181 Class R-6 shares of the Small Cap Stock Fund. The Small Cap Stock Fund’s net assets at the reorganization date of $33,228,680, including $4,230,305 of unrealized appreciation, were combined with those of the Smaller Company Fund. Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period of the Smaller Company Fund, pro forma results of operations for the fiscal year ended October 31, 2015 would include net investment loss of $518,714, and net realized and change in unrealized loss on investments of $1,246,364, resulting in a decrease in net assets from operations of $1,765,078. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization date, it is not practicable to separate the amounts of revenue and earnings of the Small Cap Stock Fund that have been included in the Smaller Company Fund‘s statement of operations since the reorganization date. Prior to the reorganization, the net assets of the Smaller Company Fund totaled $64,268,290. Immediately after the reorganization, the net assets of the Smaller Company Fund totaled $97,496,970.

NOTE 7  |  Subsequent events  |  On November 13, 2015, the Board of Trustees of the Eagle Series Trust (“Trust”) approved the establishment of the Eagle Tactical Allocation Fund as a new Fund of the Trust. Subsequently, Eagle Series Trust filed an amendment to its registration pursuant to Rule 485(a) and the Fund is expected to commence operation on December 31, 2015.

The Manager has evaluated subsequent events through December 18, 2015, the date these financial statements were issued, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

45

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, and Eagle Smaller Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, and Eagle Smaller Company Fund (the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

December 18, 2015

PricewaterhouseCoopers LLP, 4040 West Boy Scout Blvd., Suite 1000, Tampa, FL 33607

T: (813) 348-7000, www.pwc.com/us

46

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2015

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment made in each Fund on May 1, 2015 and held through October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the fiscal year, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes  |  The table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2015 through October 31, 2015 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual expenses		Hypothetical expenses
Actual	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period	Annualized expense ratio
Capital Appreciation Fund
Class A	$1,000.00	$1,055.20	$6.21	$1,019.16	$6.10	1.20%
Class C	1,000.00	1,051.00	10.18	1,015.27	10.01	1.97
Class I	1,000.00	1,056.80	4.74	1,020.60	4.65	0.91
Class R-3	1,000.00	1,053.90	7.74	1,017.67	7.60	1.49
Class R-5	1,000.00	1,056.50	4.92	1,020.42	4.84	0.95
Class R-6*	1,000.00	998.80	2.06	1,021.08	4.17	0.82
Growth & Income Fund
Class A	1,000.00	968.40	5.14	1,019.99	5.27	1.04
Class C	1,000.00	964.50	8.97	1,016.07	9.21	1.81
Class I	1,000.00	969.20	3.88	1,021.27	3.98	0.78
Class R-3	1,000.00	965.80	7.05	1,018.03	7.24	1.42
Class R-5	1,000.00	963.70	5.03	1,020.08	5.17	1.02
Class R-6	1,000.00	967.00	3.27	1,021.88	3.36	0.66
International Stock Fund
Class A	1,000.00	956.40	7.81	1,017.22	8.05	1.58
Class C	1,000.00	952.50	11.58	1,013.35	11.94	2.35
Class I	1,000.00	958.30	5.68	1,019.41	5.85	1.15
Class R-3	1,000.00	955.20	8.60	1,016.41	8.87	1.74
Class R-5	1,000.00	958.30	5.68	1,019.41	5.85	1.15
Class R-6	1,000.00	958.90	5.19	1,019.91	5.35	1.05
Investment Grade Bond Fund
Class A	1,000.00	999.40	4.28	1,020.92	4.33	0.85
Class C	1,000.00	996.00	8.30	1,016.89	8.39	1.65
Class I	1,000.00	1,001.40	3.03	1,022.18	3.06	0.60
Class R-3	1,000.00	998.60	5.79	1,019.41	5.85	1.15
Class R-5	1,000.00	1,001.00	3.03	1,022.18	3.06	0.60
Class R-6*	1,000.00	1,007.10	1.26	1,022.70	2.54	0.50
Mid Cap Growth Fund
Class A	1,000.00	980.60	5.62	1,019.53	5.73	1.13
Class C	1,000.00	976.80	9.33	1,015.76	9.52	1.87
Class I	1,000.00	982.00	4.05	1,021.12	4.13	0.81
Class R-3	1,000.00	979.20	6.98	1,018.16	7.11	1.40
Class R-5	1,000.00	981.90	4.02	1,021.15	4.10	0.81
Class R-6	1,000.00	982.90	3.65	1,021.53	3.72	0.73

47

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2015

		Actual expenses		Hypothetical expenses
Actual	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period	Annualized expense ratio
Mid Cap Stock Fund
Class A	$1,000.00	$954.50	$6.14	$1,018.92	$6.34	1.25%
Class C	1,000.00	950.90	9.87	1,015.09	10.19	2.01
Class I	1,000.00	956.20	4.68	1,020.42	4.84	0.95
Class R-3	1,000.00	952.60	8.28	1,016.72	8.55	1.68
Class R-5	1,000.00	956.50	4.68	1,020.42	4.84	0.95
Class R-6	1,000.00	956.80	4.14	1,020.97	4.28	0.84
Small Cap Growth Fund
Class A	1,000.00	971.60	5.41	1,019.72	5.54	1.09
Class C	1,000.00	968.00	9.02	1,016.04	9.24	1.82
Class I	1,000.00	973.20	3.87	1,021.28	3.97	0.78
Class R-3	1,000.00	970.00	7.05	1,018.05	7.22	1.42
Class R-5	1,000.00	973.30	3.67	1,021.48	3.76	0.74
Class R-6	1,000.00	973.90	3.27	1,021.89	3.35	0.66
Smaller Company Fund
Class A	1,000.00	952.10	7.04	1,017.99	7.28	1.43
Class C	1,000.00	948.50	10.89	1,014.03	11.26	2.22
Class I	1,000.00	954.00	4.68	1,020.42	4.84	0.95
Class R-3	1,000.00	950.70	8.36	1,016.64	8.64	1.70
Class R-5	1,000.00	954.90	4.68	1,020.42	4.83	0.95
Class R-6	1,000.00	955.00	4.19	1,020.92	4.33	0.85

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365).

* Commenced operations on July 31, 2015. Actual expenses information is for the period from July 31, 2015 to October 31, 2015.

48

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

OVERVIEW  |  At a meeting held on August 14, 2015, the Boards of Trustees for the Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, including their independent members (together, the “Board”), approved the renewal of the investment advisory agreement between Eagle Asset Management, Inc. (“Eagle”) and: (1) Eagle Capital Appreciation Fund; (2) Eagle Growth & Income Fund; and (3) Eagle Series Trust, on behalf of the Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, Eagle Smaller Company Fund and Eagle Tax-Exempt Bond Fund. Each of the funds mentioned is referred to as a “Fund” and, collectively, as the “Funds.”

The Board also approved the renewal of the investment subadvisory agreement with ClariVest Asset Management LLC (“ClariVest”), the subadviser to the Eagle Capital Appreciation Fund and the Eagle International Stock Fund. Each of the investment advisory and subadvisory agreements is referred to herein as an “Agreement” and, collectively, as the “Agreements.”

In renewing the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, was provided with information and reports relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Eagle, ClariVest, J.P. Morgan Worldwide Securities Services Co. (“J.P. Morgan”), a third party that provides sub-administration, transfer agent, fund accounting and custody services to the Funds, and U.S. Bancorp Fund Services, LLC (“USBFS”), which provides certain sub-transfer agent services to the Funds; information on the Funds’ performance and commentary on the performance; presentations by Fund portfolio managers addressing, as applicable, Eagle’s and ClariVest’s investment philosophy, investment strategies, personnel and operations; compliance and audit reports concerning the Funds, Eagle, ClariVest, J.P. Morgan and USBFS, including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Eagle Funds and/or Eagle are responding to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information regarding the Funds, Eagle, and ClariVest. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Eagle; (2) the personnel of Eagle and ClariVest; (3) the financial condition of Eagle and ClariVest; (4) the compliance programs and records of Eagle and ClariVest; (5) the performance of the Funds as compared to funds within their Morningstar category (“Morningstar Category”), Lipper, Inc. category (“Lipper Category”) and appropriate benchmarks; (6) the Funds’ expenses, including the advisory fee rates, the overall expense structures of the Funds, both in absolute terms and relative to funds within a refined Morningstar Category population (“Morningstar Population”), and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Funds’ performance and expenses, where applicable; (8) benefits to be realized by Eagle, ClariVest and their respective affiliates; and (9) the estimated profitability of Eagle and ClariVest under the Agreements, if available. The Board posed questions to various management personnel of Eagle regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreements, the Board considered various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the costs of the services provided to the Funds and the profits realized by Eagle and ClariVest and their respective affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Eagle and ClariVest with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived by Eagle from its relationship with the Funds.

Provided below is a discussion of the factors the Board considered at its August meeting to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements and each Trustee may have accorded different weight to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES  |  The Board considered that Eagle and ClariVest are experienced in serving as investment advisers for the Funds and have provided a continuous investment program for the Funds. The Board noted that Eagle oversees and monitors the performance and services provided by ClariVest, and the Funds’ other service providers, and is responsible for the selection of Fund subadvisers. The Board also considered that Eagle and its affiliates, Eagle Fund Distributors, Inc. (“EFD”) and Eagle Fund Services, Inc. (“EFS”), provide certain administration, distribution and shareholder services to the Funds. In addition, the Board noted that Eagle is responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. The Board noted that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Eagle’s competitors, and that the Funds’ shareholders, with the opportunity to review and weigh the disclosure provided by the Funds in their prospectuses and other public disclosures, have chosen to invest in the Funds.

The Board noted that ClariVest is responsible for making investment decisions on behalf of the Eagle Capital Appreciation Fund and the Eagle International Stock Fund. The Board considered that ClariVest is responsible for placing all orders for the purchase and sale of securities with broker-dealers for the Eagle International Stock Fund and that Eagle places purchase and sale orders for the other Funds. The Board considered information regarding: (1) the Eagle and ClariVest personnel who provide services to the Funds; (2) certifications as to the adequacy of the compliance programs of Eagle and ClariVest; (3) the financial information regarding Eagle and ClariVest, as provided; and (4) Eagle’s recommendation to continue to retain ClariVest to manage the Eagle Capital Appreciation Fund and Eagle International Stock Fund.

INVESTMENT PERFORMANCE  |  The Board considered comparisons of each Fund’s Class A performance, including, if applicable, a Fund’s year to date, one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2015, relative to the average performance of its Morningstar Category and Lipper Category funds and benchmark indices. The Board also considered the performance of Eagle relative to the composite performance of comparable accounts managed by Eagle, as well as the performance of ClariVest relative to other accounts that ClariVest manages, to the extent such information was available.

With respect to the Eagle Capital Appreciation Fund, the Board noted that the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the year-to-date, one- and three-year periods, but underperformed for the five- and ten-year periods; (2) the Fund outperformed the average performance of its Morningstar Category for all relevant periods; (3) the Fund outperformed the average performance of its Lipper Category for all relevant periods other than the five-year period; (4) the Fund underperformed an institutional composite managed by ClariVest for all relevant periods; and (5) the Fund’s overall 3-star Morningstar rating. The Board also noted that ClariVest’s representation that the ClariVest composite and its constituents should not be considered “comparable accounts” due to limitations imposed on the implementation of ClariVest’s investment strategy to manage the tax consequences associated with the alignment of the Fund’s portfolio to ClariVest’s strategy. However, the Board considered that the Fund was added to ClariVest’s composite as of December 31, 2014.

49

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

With respect to the Eagle Growth & Income Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index and the average performance of its Morningstar Category and Lipper Category for the ten-year period, but underperformed for all other relevant periods; (2) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for all relevant time periods with the exception of the five-year period; and (3) the Fund’s overall 3-star Morningstar rating.

With respect to the Eagle International Stock Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index and the average performance of its Morningstar Category and Lipper Category for the year-to-date and the one-year periods: (2) the Fund underperformed the composite performance of comparable institutional accounts managed by ClariVest for the year-to-date and one-year periods; and (3) the Fund has not yet received a Morningstar rating.

With respect to the Eagle Investment Grade Bond Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all relevant periods; (2) the Fund outperformed the average performance of its Morningstar Category for the one- and five-year periods but underperformed for the year-to-date and three-year periods; (3) the Fund outperformed the average performance of its Lipper Category for the one-year period, but underperformed for all other relevant periods; (4) the Fund outperformed comparable institutional accounts managed by Eagle for all relevant periods; and (5) the Fund’s overall 2-star Morningstar rating.

With respect to the Eagle Mid Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for all relevant periods with the exception of the five-year period, during which it underperformed; (2) the Fund outperformed the average performance of its Morningstar Category and Lipper Category for all relevant time periods; (3) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for the ten-year period, but underperformed for all other relevant periods; and (4) the Fund’s 4-star Morningstar rating.

With respect to the Eagle Mid Cap Stock Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its primary and secondary benchmark indices for the year-to-date and one-year periods, but underperformed for all other relevant periods; (2) the Fund outperformed the average performance of its Morningstar Category for the year-to-date period and underperformed for all relevant time periods; (3) the Fund outperformed the average performance of its Lipper Category for the year-to-date period and underperformed for all relevant time periods; (4) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for all relevant time periods; and (5) the Fund’s 2-star Morningstar rating.

With respect to the Eagle Small Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the one- and ten-year periods, but underperformed for the year-to-date, three- and five-year periods; (2) the Fund outperformed the average performance of its Morningstar Category and Lipper Category for all relevant periods; (3) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for all relevant periods; and (4) the Fund’s 3-star Morningstar rating.

With respect to the Eagle Smaller Company Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its primary and secondary benchmark indices, its Morningstar Category, Lipper Category and comparable institutional accounts managed by Eagle for all relevant time periods; and (2) the Fund’s 2-star Morningstar rating.

With respect to the Eagle Tax Exempt Bond Fund, the Board noted that the Fund had no performance history because the fund had not yet commenced operations.

FEES AND EXPENSES  |  The Board considered the advisory fee rate payable by each Fund to Eagle under the Agreements, the subadvisory fee rate payable to ClariVest and each Fund’s total expense ratio and its Rule 12b-1 fees. The Board also considered comparisons of a Fund’s expense ratio (with Rule 12b-1 fees) to the average expense ratio of its Morningstar Category and Peer Group within that Morningstar Category based on data ended June 30, 2015. In addition, the Board noted that Eagle had undertaken contractual expense limitations with respect to the Funds for its 2015 fiscal year, which will continue for the 2016 fiscal year.

With respect to the Eagle Capital Appreciation Fund, the Board noted that the Fund’s net expense ratio was higher than the average net expense ratio of its Morningstar Population. The Board also noted that Eagle does not manage any similar accounts, and that the subadvisory fee rate paid to ClariVest by Eagle was higher than ClariVest’s standard fee rate for its large cap growth strategy at current asset levels.

With respect to Eagle Growth & Income Fund, the Board noted that the Fund’s net expense ratio was lower than the average net expense ratio of its Morningstar Population. The Board also noted that Eagle’s advisory and total management fee rates were higher than the fee rates charged to comparably-sized institutional accounts at comparable asset levels, but that the effective fee rate paid by the Fund was lower than the average advisory fee being paid by institutional accounts in the same strategy.

With respect to the Eagle International Stock Fund, the Board noted that the Fund’s net expense ratio was higher than the average net expense ratio of its Morningstar Population. In this regard, the Board noted the Fund’s relatively small amount of assets. The Board also noted that Eagle does not manage any similar accounts, and that the subadvisory fee rate paid to ClariVest by Eagle was higher than ClariVest’s standard fee rate for its international core strategy.

With respect to the Eagle Investment Grade Bond Fund, the Board noted that the Fund’s net expense ratio was the same as the average net expense ratio of its Morningstar Population. The Board also noted that Eagle’s advisory and total management fee rates were higher than the fee rate charged to comparably-sized institutional accounts.

With respect to the Eagle Mid Cap Growth Fund, the Board noted that the Fund’s net expense ratio was lower than the average net expense ratio of its Morningstar Population. The Board also noted that Eagle’s advisory and total management fee rates were lower than the fee rate charged to comparably-sized institutional accounts at comparable asset levels.

With respect to the Eagle Mid Cap Stock Fund, the Board noted that the Fund’s net expense ratio was lower than the average net expense ratio of its Morningstar Population. The Board also noted that Eagle’s representation that it does not manage any similar accounts in the mid-cap strategy, but that, at current asset levels, the Fund’s advisory fee rate was lower than Eagle’s standard fee rates for separate accounts in the mid cap strategy and its total management fee rate was the same as the fee rate charged to comparably-sized institutional accounts at comparable asset levels.

With respect to the Eagle Small Cap Growth Fund, the Board noted that the Fund’s net expense ratio was lower than the average net expense ratio of its Morningstar Population. The Board also noted that Eagle’s advisory and total management fee rates were lower than the fee rate charged to comparably-sized institutional accounts.

With respect to the Eagle Smaller Company Fund, the Board noted that the Fund’s net expense ratio was higher than the average net expense ratio of its Morningstar Population. The Board also noted that Eagle’s advisory and total management fee rates were lower than the fees charged to comparably-sized institutional accounts, but higher than the fee rate charged to an investment company subadvisory client.

50

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

With respect to the Tax Exempt Bond Fund, the Board noted the Fund’s estimated net expense ratio would be higher than the average net expense ratio of its Morningstar Population. The Board also noted that Eagle’s advisory fee rate would be lower and total management fee rate would be higher than the fee rates that Eagle charges to comparable institutional accounts at the lowest asset levels.

COSTS, PROFATIBILITY AND ECONOMIES OF SCALE  |  The Board evaluated Eagle’s and, to the extent available, ClariVest’s costs and profitability in providing services to the Funds. The Board noted that ClariVest’s costs and profitability generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Eagle’s advisory fee rate and profitability and the Fund’s overall expense ratios. The Board noted that Eagle’s profits on the services it provided to the Funds are reasonable in light of Eagle’s costs in providing services to each Fund and that Eagle manages each Fund’s assets and provides a comprehensive compliance program for each Fund.

The Board considered that the advisory fee rate structures for certain of the Funds provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Eagle; (2) increased services to a Fund; or (3) allocation of fixed fund expenses over a large asset size.

BENEFITS  |  In evaluating compensation, the Board considered other benefits that may be realized by Eagle, ClariVest and their respective affiliates from their relationship with the Funds. The Board noted that Eagle and its affiliates have entered into revenue sharing and services agreements with third parties for marketing and/or shareholder services. The Board also considered that the Funds compensate Eagle for providing administrative services and EFS for providing shareholder services. The Board recognized that, as the Funds’ principal underwriter and distributor, EFD receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Eagle have entered into agreements with EFD to sell Fund shares and receive compensation from EFD. The Board noted that ClariVest does not enter into formal soft dollar arrangements. However, the Board also noted that Eagle has entered into a marketing agreement with ClariVest pursuant to which ClariVest pays Eagle a fee for performing marketing and client services for the Funds and other clients of ClariVest.

CONCLUSIONS  |  Based on these considerations, the Board concluded with respect to the Funds that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Eagle’s and ClariVest’s services, as applicable to the Funds; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and profits earned by Eagle and ClariVest were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides each Fund’s shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Agreements and to approve the Agreements between each Fund and Eagle and between Eagle and ClariVest.

51

2015 Federal Tax Notice

(UNAUDITED)

The following information for the fiscal year ended October 31, 2015 for the Eagle Family of Funds is provided pursuant to provisions of the Internal Revenue Code.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2015. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

Fund	Qualified dividend income	Dividends Received Deduction	Long-term capital gains
Capital Appreciation Fund	100.00%	100.00%	$45,386,516
Growth & Income Fund	100.00%	100.00%	4,636,851
International Stock Fund	15.41%	—	—
Investment Grade Bond Fund	—	—	—
Mid Cap Growth Fund	—	—	68,282,709
Mid Cap Stock Fund	—	—	31,201,435
Small Cap Growth Fund	—	—	415,686,715
Smaller Company Fund	—	—	40,752,914

52

Principal Risks

(UNAUDITED)

Additional Information About Principal Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. The following table identifies the risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk	Capital Appreciation Fund	Growth & Income Fund	International Stock Fund	Investment Grade Bond Fund	Mid Cap Growth Fund	Mid Cap Stock Fund	Small Cap Growth Fund	Smaller Company Fund
Call				X
Credit				X
Equity Securities	X	X	X		X	X	X	X
Fixed income market				X
Focused holdings		X
Foreign securities		X	X	X
Government sponsored enterprises				X
Growth stocks	X	X	X		X	X	X	X
High-yield securities				X
Inflation				X
Interest rates				X
Liquidity			X	X
Market timing			X				X	X
Mid-cap companies	X	X			X	X	X	X
Mortgage- and asset-backed securities				X
Municipal securities				X
Other investments companies and ETFs			X					X
Portfolio turnover			X	X
Redemptions				X
Sectors			X		X		X
Small-cap companies					X	X	X	X
Stock market	X	X	X		X	X	X	X
Value stocks		X				X		X

Call  |  Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Credit  |  A fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Equity Securities  |  A fund’s equity securities investments are subject to stock market risk. Such investments may also expose a fund to additional risks:

•

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends

53

Principal Risks

(UNAUDITED)

on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
•

Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

•

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

•

Depositary Receipts. A fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.

•

REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses.

•

Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Fixed income market  |  Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by a fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

Focused holdings  |  For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value (“NAV”) and total return.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

Government sponsored enterprises  |  Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. government. These obligations vary in the level of support they receive from the U.S. government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. government.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

54

Principal Risks

(UNAUDITED)

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Inflation  |  Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies.

Interest rates  |  Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Since the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Federal Reserve has halted its asset purchases pursuant to quantitative easing. When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a fund holds floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. As of the date of this Prospectus, interest rates are at or near historic lows, which may increase the risk that they could rise significantly and/or rapidly, potentially resulting in substantial losses to the fund.

Liquidity  |  Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market timing  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the manager and transfer agent of the Funds monitor trading in each fund, there is no guarantee that they can detect all market timing activities.

Mid-cap companies  |  Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities  |  Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.

Municipal securities  |  A municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality’s financial health may affect its ability to make interest and principal payments when due.

Other investment companies, including ETFs  |  Investments in the securities of other investment companies , including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations.

As a shareholder, the fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors and adversely affect performance.

55

Principal Risks

(UNAUDITED)

Redemptions  |  A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid- cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

Stock market  |  Markets may at times be volatile and the value of a fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

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Trustees and Officers

Name, birth year, position, term of office (a) and length of time served	Principal occupation(s) during past five years	Number of funds overseen in fund complex	Directorships of other public companies during the past five years

Interested Trustee (b)
J. Cooper Abbott (1969) Trustee since 2012	Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Director of ClariVest Asset Management LLC since 2012; Director of Eagle Fund Services, Inc since 2009; President of Eagle Boston Management, Inc. since 2009	9	N/A

Independent Trustees
Keith B. Jarrett, PhD (1948) Trustee since 2005	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	9	Safeguard Scientific, Inc.
William J. Meurer (1943) Trustee since 2003	Private investor and financial consultant since 2000	9	Sykes Enterprises, Inc.(c); Walter Investment Mgmt. Corp.; LifeLink Foundation (private)
Liana O’Drobinak (1963) Trustee since 2014	Managing Member, Bay Consulting Partners, LLC since 2010; Board Member, Florida Prepaid College Board 2012-2014; Board Member, Health Insurance Innovations, Inc. 2/2013-10/2013	9	N/A
James L. Pappas, PhD (1943) Trustee since 1989; Chariman of the Board of Trustees since 2012	Private investor; Lykes Professor of Banking and Finance at University of South Florida 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005	9	Walter Investment Mgmt. Corp.
Deborah L. Talbot, PhD (1950) Trustee since 2002	Independent Consultant; Principal, Lazure Enterprises since 2013; Director, ethiKids, Inc. (child development) 2009-2011; Founder and Board Member, Creative Tampa Bay (community networking) 2003-2009; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	9	N/A

Officers (d)
Richard J. Rossi (1956) President since March 2010	President and Co-Chief Operating Officer of Eagle since 2009 and 2007, respectively; Director of ClariVest Asset Management LLC since December 2012; Executive Vice President Eagle 2000-2009; President and Director of EFD 2005-2011; Chief Executive Officer and Director of EFD since 2011
Susan L. Walzer (1967) Principal Executive Officer since May 2011	Vice President of Fund Administration since May 2011; Chief Compliance Officer of Eagle Family of Funds and Eagle Fund Services (“EFS”) (e) 2007-2011; Director of Compliance for Eagle 2005-2007
Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since May 2011	Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively
Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since May 2011	Manager of Fund Compliance for Eagle since May 2011; Director of Compliance for Eagle 2007-2011

The principal address for each Trustee and Officer is P.O. Box 33022, St. Petersburg, Florida, 33733-8022.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Eagle Family of Funds toll free at 1-800-421-4184 or by accessing our website at eagleasset.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday. (b) Mr. Abbott is an “interested” person of the Trust as that term is defined by the 1940 Act. Mr. Abbott is affiliated with Clarivest, EFD, Eagle and RJF. (c) Sykes Enterprises, Inc. is a technical support company. (d) Officers each serve one year terms. (e) Prior to September 13, 2010, EFS served as the Funds’ transfer agent.

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Go Paperless with eDelivery eDelivery is the most convenient, economical and environmentally-conscious way to receive information about your fund. To enroll, please visit eagleasset.com/eDelivery Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of the Eagle mutual funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number below, by accessing our website at eagleasset. com or by accessing the Commission’s website at www.sec.gov. 727.567.8143 | 800.421.4184 Eagle Fund Distributors, Inc., Member FINRA | Not FDIC Insured | May Lose Value | No Bank Guarantee

Item 2. Code of Ethics

As of the end of the period October 31, 2015, Eagle Growth & Income Fund (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services 1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $33,000 for the fiscal period ended October 31, 2014, and $38,000 for the fiscal period ended October 31, 2015.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2014, and October 31, 2015. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2014, and $0.00 for the fiscal period ended October 31, 2015.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $6,000 for the fiscal period ended October 31, 2014, and $6,000 for the fiscal period ended October 31, 2015. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2014, and October 31, 2015.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For each of the fiscal periods ended October 31, 2014, and October 31, 2015 the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2014, and October 31, 2015.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2015, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2014, and October 31, 2015.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of the Trust have concluded that such disclosure controls and procedures are effective as of December 18, 2015.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of the Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the Trust.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE GROWTH & INCOME FUND
Date: December 18, 2015

/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

EAGLE GROWTH & INCOME FUND

Date: December 18, 2015	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: December 18, 2015	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer